Prospectus January 1, 2022, as revised February 4, 2022

WisdomTree Currency Strategy, Fixed Income and Alternative ETFs

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Trust

WisdomTree Currency Strategy, Fixed Income and Alternative ETFs*
WisdomTree Currency Strategy ETFs
Bloomberg U.S. Dollar Bullish Fund (USDU)
Chinese Yuan Strategy Fund (CYB)
Emerging Currency Strategy Fund (CEW)
WisdomTree Fixed Income ETFs
Emerging Markets Corporate Bond Fund (EMCB)
Emerging Markets Local Debt Fund (ELD)
Floating Rate Treasury Fund (USFR)
Interest Rate Hedged High Yield Bond Fund (HYZD)
Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)
Mortgage Plus Bond Fund (MTGP)
Yield Enhanced U.S. Aggregate Bond Fund (AGGY)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)
WisdomTree Alternative ETFs
CBOE S&P 500 PutWrite Strategy Fund (PUTW)
Enhanced Commodity Strategy Fund (GCC)
Managed Futures Strategy Fund (WTMF)
Alternative Income Fund (HYIN)
* Principal U.S. Listing Exchange: NYSE Arca, Inc. (except AGZD, HYZD and EMCB are listed on NASDAQ and SHAG and HYIN are listed on Cboe BZX Exchange, Inc.)

WisdomTree Trust

WisdomTree Currency Strategy ETFs		Additional Principal Risk Information About the Funds	98
Fund Summaries		Additional Non-Principal Risk Information	116
WisdomTree Bloomberg U.S. Dollar Bullish Fund	2	Portfolio Holdings Information	117
WisdomTree Chinese Yuan Strategy Fund	8	Management	118
WisdomTree Emerging Currency Strategy Fund	14	Investment Adviser	118
WisdomTree Fixed Income ETFs		Sub-Advisers	119
Fund Summaries		Portfolio Managers	120
WisdomTree Emerging Markets Corporate Bond Fund	20	Additional Information on Buying and Selling Fund Shares	124
WisdomTree Emerging Markets Local Debt Fund	27	Share Trading Prices	124
WisdomTree Floating Rate Treasury Fund	33	Determination of Net Asset Value	124
WisdomTree Interest Rate Hedged High Yield Bond Fund	38	Dividends and Distributions	124
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	45	Book Entry	124
WisdomTree Mortgage Plus Bond Fund	52	Delivery of Shareholder Documents – Householding	125
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	59	Frequent Purchases and Redemptions of Fund Shares	125
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	65	Investments by Investment Companies	125
WisdomTree Alternative ETFs		Additional Tax Information	126
Fund Summaries		Taxes on Distributions	126
WisdomTree CBOE S&P 500 PutWrite Strategy Fund	71	Taxes When You Sell Fund Shares	128
WisdomTree Enhanced Commodity Strategy Fund	76	Taxes on Creation and Redemption of Creation Units	128
WisdomTree Managed Futures Strategy Fund	81	Foreign Investments by the Fund	128
WisdomTree Alternative Income Fund	88	Commodity Investments	128
Additional Information About the Funds	94	Foreign Currency Investments by the Funds	130
Additional Information About the Funds’ Investment Objectives	94	Distribution	131
Additional Information About the Currency Strategy and Fixed Income Funds	94	Premium/Discount and NAV Information	131
Additional Information About the Alternative Funds	95	Additional Notices	131
Non-Principal Information About the Funds' Investment Strategies	98	Financial Highlights	133

WisdomTree Bloomberg U.S. Dollar Bullish Fund

Investment Objective
The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 51	$ 160	$ 280	$ 628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to provide total returns, before fees and expenses, that exceed the performance of the Index. The Index is structured to potentially benefit as the U.S. dollar appreciates relative to a basket of global currencies. The Index tracks a long position in the U.S. dollar measured against a basket of developed and emerging market currencies which (i) have the highest liquidity in the currency markets and (ii) represent countries that make the largest contribution to trade flows with the United States. The Index also incorporates differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies.

The Fund will seek exposure to both the U.S. dollar and global currencies held by the Index through investing, under normal circumstances, at least 80% of its assets in money market securities and other liquid securities, such as short-term investment grade government and corporate debt securities, combined with currency forward contracts in the individual component currencies of the Index (a currency forward contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract). If a sufficiently liquid futures contract on the Index or related index is later developed, the Fund may invest in such futures contract as a substitute for or in combination with forward contracts on the individual currencies. The Fund also may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or

2 WisdomTree Trust Prospectus

upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Fund’s positioning for a stronger U.S. dollar through a mixture of securities and financial instruments is intended to provide a return reflective of the change in the value of the U.S. dollar relative to the basket of global currencies while incorporating differences in money market rates between the U.S. and the countries (or regions) represented by the foreign currencies. The Fund expects its holdings to represent approximately ten (10) currencies at any given time, with the euro expected to represent the largest exposure in the global basket of currencies, but at no time is the Fund’s exposure expected to exceed twenty (20) currencies (Index maximum). The Fund, similar to the Index, is not designed to benefit if the value of the basket of global currencies appreciates relative to the U.S. dollar.

The Fund generally will maintain a weighted average portfolio maturity with respect to short-term investment grade government and corporate debt securities of two (2) years or less and money market securities of 180 days or less on average (not to exceed 18 months) and will not purchase any money market securities with a remaining maturity of more than 397 calendar days. The “average portfolio maturity” of the Fund will be the average of all current maturities of the individual securities in the Fund’s portfolio. The Fund’s actual portfolio duration may be longer or shorter depending on market conditions.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. Further, although the Fund invests primarily in money market securities, the Fund is NOT a money market fund and does NOT seek to maintain a stable net asset value per share (“NAV”). The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Currency Exchange Rate Risk.
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

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Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 3

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Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Capital Controls and Sanctions Risk.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Forward Currency Contracts Risk.
A forward currency contract is a private, customizable agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. Risks related to forward currency contracts include, but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

■
Emerging Markets Risk.
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

4 WisdomTree Trust Prospectus

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Foreign Securities Risk
. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■
Geographic Investment Risk.
To the extent the Fund invests a significant portion of its assets in securities exposed to the currency of a single country or region, or the debt securities of companies or agencies of a single country or region, the Fund is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in securities exposed to the currencies of Japan and Europe.

■
Geopolitical Risk.
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
Repurchase Agreement Risk.
The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■
Sovereign Debt Risk.
Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not

WisdomTree Trust Prospectus 5

reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The
Fund’s
year-to-date total return as of September 30, 2021 was 3.47%.

Best and Worst Quarter Returns (for the
periods
reflected in the bar
chart
above)

	Return	Quarter/Year
Highest Return	7.05%	4Q/2016
Lowest Return	(5.00)%	4Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Bloomberg U.S. Dollar Bullish Fund	1 Year	5 Years	Since Inception December 18, 2013
Return Before Taxes Based on NAV	(5.63)%	(0.84)%	1.76%
Return After Taxes on Distributions	(5.90)%	(1.21)%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares	(3.33)%	(0.78)%	1.18%
Bloomberg Dollar Total Return Index (Reflects no deduction for fees, expenses or taxes)	(5.39)%	(0.95)%	1.87%
Bloomberg Dollar Spot Index (Reflects no deduction for fees, expenses or taxes)	(5.45)%	(1.89)%	1.33%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

6 WisdomTree Trust Prospectus

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 7

WisdomTree Chinese Yuan Strategy Fund

Investment Objective
The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. Because the market for money market securities in China generally is less liquid and accessible to foreign investors than corresponding markets in more developed economies, the Fund intends to achieve exposure to currency markets in China using a variety of investments and investment techniques. For example, the Fund will invest in short-term U.S. money market securities and forward currency contracts and currency swaps that settle in U.S. dollars. The combination of U.S. money market securities and forward currency contracts and swaps is designed to provide exposure equivalent to money market securities denominated in Chinese yuan.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. Forward currency contracts and swaps generally will be kept to an average term of six months or less.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is economically tied to China. If subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner

8 WisdomTree Trust Prospectus

that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change
to this policy for the Fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Currency Exchange Rate Risk.
Changes in currency exchange rates and the relative value of Chinese yuan will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■
Geographic Concentration in China.
Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely
tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. Although the Chinese economy has grown rapidly during recent years and the Chinese government has implemented significant economic reforms to liberalize trade policy, promote foreign investment, and reduce government control of the economy, there can be no guarantee that economic growth or these reforms will continue. The Chinese economy may also experience slower growth if global or domestic demand for Chinese goods decreases significantly and/or key trading partners apply trade tariffs or implement other protectionist measures. The Chinese economy is also susceptible to rising rates of inflation, economic recession, market inefficiency, volatility, and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. In addition, the Chinese government may enact laws and regulations that interfere with the operations of Chinese companies listed abroad, including U.S.-listed Chinese companies. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience

WisdomTree Trust Prospectus 9

premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■
Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Capital Controls and Sanctions Risk.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Forward Currency Contracts Risk.
A forward currency contract is a private, customizable agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. Risks related to forward currency contracts include, but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

■
Swaps Risk.
A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment
for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make

10 WisdomTree Trust Prospectus

payments of the total return of a reference asset in
return
for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund's investments and its share price.

■
Emerging Markets Risk.
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■
Foreign Securities Risk
. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■
Geopolitical Risk.
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Offshore Investor Risk.
In addition to the general risks associated with investing in non-U.S. currencies and non-U.S. currency markets, there are special risks associated with investing in Chinese yuan or securities designed to provide exposure to Chinese yuan. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions may not be transparent or predictable. As a result, the value of the yuan, and the value of securities designed to provide exposure to the yuan, can change quickly and arbitrarily. Furthermore, it is difficult for offshore investors to directly access money market securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

■
Repurchase Agreement Risk.
The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■
Sovereign Debt Risk.
Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable

WisdomTree Trust Prospectus 11

or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable.
The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available online on the Fund’s website at
www.wisdomtree.com
.

The
Fund’s
year-to-date total return
as
of
September 30, 2021
was
2.39
%.

Best and Worst Quarter Returns (for the
periods
reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.08%	4Q/2020
Lowest Return	(4.49)%	4Q/2016

After-tax returns are calculated using the highest historical individual
federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Chinese Yuan Strategy Fund	1 Year	5 Years	10 Years
Return Before Taxes Based on NAV	8.68%	2.99%	1.81%
Return After Taxes on Distributions	8.50%	2.69%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	5.14%	2.17%	1.28%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China (Reflects no deduction for fees, expenses or taxes)	9.85%	4.01%	2.78%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

12 WisdomTree Trust Prospectus

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 13

WisdomTree Emerging Currency Strategy Fund

Investment Objective
The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 56	$ 176	$ 307	$ 689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
26
% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries.

The Fund seeks to provide exposure to currencies and money market rates from emerging and developing economies in three regions of the world: (i) Asia, (ii) Latin America and (iii) Europe, the Middle East and Africa. Within these regions, the Fund intends to invest in a subset of the following countries: Brazil, Chile, China, Colombia, Czech Republic, Hungary, India, Indonesia, Malaysia, Mexico, Nigeria, Peru, the Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. This list may change based on market developments. The Fund attempts to achieve exposure to the most liquid currencies within each of the three broad regions, while at the same time maintaining geographic and economic diversity across these regions. The specific set of currencies is generally selected annually, typically in July or August. The selected currencies are equally weighted in terms of U.S. dollar value. The Fund is rebalanced quarterly in order to maintain this equal weighting. In order to maintain geographic diversity, the Fund’s exposure to each of the three broad geographic regions is limited to 55% of its total asset value on the annual assessment date and at each quarterly rebalancing. More frequent rebalancing may occur in response to significant market events. A significant event might include, for

14 WisdomTree Trust Prospectus

example, market conditions that significantly disrupt liquidity or result in the reclassification of a currency (from emerging to developed, for example). Currencies that generally would be considered liquid may be ineligible for investment or dropped from the Fund as a result of government action or other market events if the Fund’s adviser believes doing so would be in the best interest of the Fund.

Because the market for money market securities in the selected emerging markets generally is less liquid and accessible to foreign investors than corresponding markets in more developed countries, the Fund intends to achieve exposure to these markets by investing primarily in short-term U.S. money market securities and forward currency contracts and swaps of the constituent currencies. The combination of U.S. money market securities with forward currency contracts and currency swaps is designed to provide exposure equivalent to money market securities denominated in currencies of the selected markets in which the Fund invests. In aggregate, the Fund’s investments should create exposure that is economically similar to a basket of money market securities denominated in each of the selected currencies. The Fund also may enter into repurchase agreements.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. The Fund will not purchase any security with a remaining maturity of more than 397 calendar days. All U.S. money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. The Fund does not seek to preserve capital in U.S. dollars.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to selected emerging market countries. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund.
The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Currency Exchange Rate Risk.
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■
Emerging Markets Risk.
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization

WisdomTree Trust Prospectus 15

rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■
Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Capital Controls and Sanctions Risk.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Forward Currency Contracts Risk.
A forward currency contract is a private, customizable agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. Forward contracts settle at the

16 WisdomTree Trust Prospectus

end of the agreement and trade over-the-counter. Risks related to forward currency contracts include, but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

■
Swaps Risk.
A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund's investments and its share price.

■
Foreign Securities Risk
. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■
Geographic Investment Risk.
To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■
Geopolitical Risk.
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Repurchase Agreement Risk.
The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■
Sovereign Debt Risk.
Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

WisdomTree Trust Prospectus 17

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable.
The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund is available online on the Fund’s website at
www.wisdomtree.com
.

The
Fund’s
year-to-date total return
as of
September 30, 2021
was
(4.05
)%.

Best and Worst Quarter Returns (for the periods
reflected
in the bar
chart
above
)

	Return	Quarter/Year
Highest Return	7.50%	4Q/2020
Lowest Return	(11.06)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Emerging Currency Strategy Fund	1 Year	5 Years	10 Years
Return Before Taxes Based on NAV	0.00%	2.89%	(0.99)%
Return After Taxes on Distributions	(0.27)%	2.53%	(1.33)%
Return After Taxes on Distributions and Sale of Fund Shares	0.00%	2.08%	(0.86)%
JP Morgan Emerging Local Markets Index Plus (ELMI+) (Reflects no deduction for fees, expenses or taxes)	1.73%	3.62%	0.24%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

18 WisdomTree Trust Prospectus

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 19

WisdomTree Emerging Markets Corporate Bond Fund

Investment Objective
The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 61	$ 192	$ 335	$ 750

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
56
% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective through investment in debt securities issued by corporate entities (“Corporate Debt”) that are domiciled in, or economically tied to, emerging market countries. The issuers of such Corporate Debt will include public, private, and state-owned or sponsored corporations. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities and other debt obligations (such as loan participation notes) of emerging market issuers. Corporate Debt does not include derivatives.

The Fund intends to focus its investment on Corporate Debt issued in U.S. dollars. The Fund also may invest in Corporate Debt denominated in the local currency of emerging market countries. Non-U.S. dollar denominated debt is sometimes referred to as “local debt.” Local debt provides exposure to changes in the value of such non-U.S. currencies against the U.S. dollar. Corporate Debt includes debt securities issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development or International Finance Corporation, or other regional development banks. The Fund may invest to a limited extent in debt securities of emerging market governments (also known as “sovereign debt”) and debt securities linked to inflation rates in emerging market countries.

20 WisdomTree Trust Prospectus

The Fund intends to seek exposure to Corporate Debt from the following regions: Africa, Asia, Eastern Europe, Latin America and the Middle East. Within these regions, the Fund may invest in countries such as: Argentina, Bahrain, Barbados, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Egypt, El Salvador, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Kazakhstan, Kuwait, Macau, Malaysia, Mexico, Mongolia, Morocco, Nigeria, Oman, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, and the United Arab Emirates. This list may change based on market developments. The Fund employs a structured investment approach that utilizes “top down” analysis of macroeconomic factors and “bottom up” analysis of emerging market countries and issuers. The Fund’s credit exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single issuer generally will be limited to 10% of the Fund’s net assets. The Fund’s exposure to any single country generally will be limited to 30% of the Fund’s net assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of emerging market Corporate Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad exposure to emerging market Corporate Debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in U.S. dollars or the currencies of countries in which the Fund invests.

The Fund may invest up to 20% of its net assets in derivatives, such as swaps and forward currency contracts. The Fund’s use of derivatives will be underpinned by investments in cash or other liquid assets (typically short-term, high-quality money market securities). The Fund also may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously agrees to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

The Fund must invest at least 80% of its net assets directly in Corporate Debt. The decision to secure exposure through direct investment in Corporate Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the Fund’s 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Emerging Markets Risk.
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

WisdomTree Trust Prospectus 21

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■
Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Capital Controls and Sanctions Risk.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Currency Exchange Rate Risk.
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

22 WisdomTree Trust Prospectus

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Forward Currency Contracts Risk.
A forward currency contract is a private, customizable agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. Risks related to forward currency contracts include, but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

■
Swaps Risk.
A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund's investments and its share price.

■
Energy Sector Risk.
The Fund currently invests a significant portion of its assets in the energy sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The energy sector includes, for example, oil, gas, and consumable fuel companies. This sector can be significantly affected by, among other things, worldwide economic growth, worldwide demand, political instability in the Middle East, eastern Europe or other oil or gas producing regions, and volatile oil prices.

■
Financials Sector Risk.
The Fund currently invests a significant portion of its assets in the financials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis.

■
Foreign Securities Risk
. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■
Geographic Investment Risk.
To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■
Geopolitical Risk.
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other

WisdomTree Trust Prospectus 23

public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
High Yield Securities Risk.
Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■
Industrials Sector Risk.
The Fund currently invests a significant portion of its assets in the industrials sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economy growth, government and corporate spending, supply and demand for specific products and manufacturing, and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
Repurchase Agreement Risk.
The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■
Sovereign Debt Risk.
Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

24 WisdomTree Trust Prospectus

The Fund’s year-to-date total return as of September 30, 2021 was 0.90%.

Best and Worst Quarter Returns (for the periods
reflected
in the
bar
chart
above
)

	Return	Quarter/Year
Highest Return	12.57%	2Q/2020
Lowest Return	(11.51)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Emerging Markets Corporate Bond Fund	1 Year	5 Years	Since Inception March 8, 2012
Return Before Taxes Based on NAV	7.91%	7.39%	4.75%
Return After Taxes on Distributions	6.11%	5.55%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	4.60%	4.87%	2.77%
JP Morgan CEMBI Diversified Index (Reflects no deduction for fees, expenses or taxes)	7.35%	7.46%	5.63%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by Voya IM’s Emerging Markets Debt Team Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jean-Dominique Butikofer, CFA, Head of Emerging Markets, has been a portfolio manager of the Fund since August 2017.

Anthony A. Routh, Portfolio Manager, has been a portfolio manager of the Fund since August 2017.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NASDAQ, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to

WisdomTree Trust Prospectus 25

accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

26 WisdomTree Trust Prospectus

WisdomTree Emerging Markets Local Debt Fund

Investment Objective
The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 56	$ 176	$ 307	$ 689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective through investment in bonds and other debt instruments (“Local Debt”) denominated in the local currencies of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations denominated in local currencies of emerging market countries, as well as certain derivatives and other instruments described herein.

The Fund is designed to provide exposure to Local Debt of issuers from a broad range of emerging market regions and countries. The Fund intends to focus its investment on fixed income securities issued by emerging market governments, government agencies, and corporations. The Fund also may invest in fixed income securities denominated in an emerging market currency and issued by supranational organizations, such as the European Investment Bank, International Bank for Reconstruction and Development, International Finance Corporation, or other regional development banks. The Fund also may invest in debt securities linked to inflation rates outside the U.S., including securities or instruments linked to rates in emerging market countries.

The Fund intends to provide exposure across several geographic regions and countries. The Fund intends to invest in Local Debt from the following regions: Asia, Latin America, Europe, the Middle East, and Africa. Within these

WisdomTree Trust Prospectus 27

regions, the Fund may invest in countries such as: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Nigeria, Peru, the Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. This list may change based on market developments. The Fund uses a structured investment approach that analyzes multiple factors. Countries are grouped into differentiated tiers based on an analysis of these factors. Subject to the Fund’s general investment requirement to provide broad regional and country exposure, the Fund generally invests a higher percentage of its assets in countries that have larger and more liquid debt markets and that WisdomTree Asset Management, Inc., the Fund’s investment adviser, believes are pursuing sustainable fiscal and monetary policies in light of economic and market conditions. The country exposures are monitored and may be modified, reduced or eliminated. The Fund’s exposure to any single country generally will be limited to 20% of the Fund’s assets. The percentage of Fund assets invested in a specific region, country or issuer will change from time to time.

The universe of Local Debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds”). The Fund intends to provide a broad-based exposure to emerging market debt and therefore will invest in both investment grade and non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund attempts to maintain an aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions. The Fund may also invest in short-term money market securities denominated in the currencies of countries in which the Fund invests.

The Fund may invest up to 30% of its net assets in derivatives such as forward currency contracts and swaps. The Fund’s use of forward contracts and swaps will be underpinned by investments in cash or other liquid assets (typically short-term, high- quality U.S. money market securities) and is designed to provide exposure similar to investments in local currency debt. The Fund also may enter into repurchase agreements. Local Debt also includes fixed income securities denominated in an emerging market currency and issued by a supranational organization or regional development bank. Assets not invested in Local Debt generally will be invested in U.S. government securities and investment grade money market instruments. The Fund may invest up to 20% of its assets in debt instruments denominated in U.S. dollars issued by emerging market governments, government agencies, corporations, regional development banks and supranational issuers, as well as derivatives based on such instruments.

The decision to secure exposure through direct investment in bonds or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Emerging Markets Risk.
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

28 WisdomTree Trust Prospectus

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■
Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Capital Controls and Sanctions Risk.
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Trust Prospectus 29

■
Currency Exchange Rate Risk.
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Forward Currency Contracts Risk.
A forward currency contract is a private, customizable agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. Risks related to forward currency contracts include, but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies and the prices of such contracts; and (3) the risk that the counterparty will default on its obligations.

■
Swaps Risk.
A swap is an agreement between two parties to exchange the cash flows or values of one asset for another. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund's investments and its share price.

■
Foreign Securities Risk
. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■
Geographic Investment Risk.
To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

■
Geopolitical Risk.
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
High Yield Securities Risk.
Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results

30 WisdomTree Trust Prospectus

and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Repurchase Agreement Risk.
The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■
Sovereign Debt Risk.
Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s year-to-date total return as of September 30, 2021 was (6.71)%.

Best and Worst Quarter Returns (for the periods reflected in the bar
chart
above
)

	Return	Quarter/Year
Highest Return	10.00%	4Q/2020
Lowest Return	(14.87)%	1Q/2020

After-tax returns are calculated using the
highest
historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

WisdomTree Trust Prospectus 31

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Emerging Markets Local Debt Fund	1 Year	5 Years	10 Years
Return Before Taxes Based on NAV	1.69%	5.54%	0.70%
Return After Taxes on Distributions	1.07%	4.45%	(0.56)%
Return After Taxes on Distributions and Sale of Fund Shares	1.01%	3.85%	0.04%
JP Morgan GBI-EM Global Diversified Index Unhedged USD (Reflects no deduction for fees, expenses or taxes)	2.69%	6.72%	1.49%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

32 WisdomTree Trust Prospectus

WisdomTree Floating Rate Treasury Fund

Investment Objective
The WisdomTree Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of an index that measures the performance of the market for floating rate public obligations of the U.S. Treasury.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.15%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 15	$ 48	$ 85	$ 192

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Bloomberg U.S. Treasury Floating Rate Bond Index (the “Index”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to measure the performance of floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”). Unlike fixed-rate U.S. Treasury bonds, FRNs have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. The floating coupon rates of the FRNs included in the Index are initially expected to reset weekly according to the result of the most recent 13-week T-bill auction, plus a spread, subject to a minimum net yield of zero percent. Because FRN floating coupon rates adjust weekly, the value of FRNs fluctuate

WisdomTree Trust Prospectus 33

much less than fixed-rate bonds in response to market interest rate movements. FRN values, however, will decline if their floating coupon rates do not rise as much, or as quickly, as interest rates in general.

The Index is rules-based and market capitalization weighted and comprised of FRNs with two-year maturities that have a minimum amount outstanding of one billion as of the monthly rebalancing date, which falls on the last business day of each month. FRNs eligible for inclusion in the Index must have an issue date on or before the Index rebalancing date. The Index excludes fixed-rate securities, Treasury inflation-protected securities, convertible bonds and bonds with survivor put options. Both the FRNs and the FRNs’ coupon and principal payments must be denominated in U.S. dollars. FRNs pay interest rates quarterly until maturity.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Floating Rate Notes Risk.
Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the Floating Rate Notes, which only occur periodically. This risk is also heightened because floating rate Treasury obligations are new issuances for which a deep and liquid market has not yet developed.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized

34 WisdomTree Trust Prospectus

to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■
Issuer Credit Risk.
The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
Risk of Limited Issuance.
The issuance of FRNs by the U.S. Treasury is relatively new and the amount of supply is limited. There is no guarantee or assurance that: (i) the Fund will be able to invest in a desired amount of FRNs, (ii) the Fund will be able to buy FRNs at a desirable price, (iii) FRNs will continue to be issued by the U.S. Treasury, or (iv) FRNs will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Fund.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s

WisdomTree Trust Prospectus 35

performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. If WisdomTree Asset Management had not waived certain fees during certain periods, the Fund’s returns would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance
information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s year-to-date total return as of September 30, 2021 was 0.00%.

Best and Worst Quarter
Returns
(for the periods reflected in
the
bar chart above)

	Return	Quarter/Year
Highest Return	0.57%	2Q/2019
Lowest Return	(0.08)%	3Q/2015

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Floating Rate Treasury Fund	1 Year	5 Years	Since Inception February 4, 2014
Return Before Taxes Based on NAV	0.52%	1.21%	0.85%
Return After Taxes on Distributions	0.36%	0.75%	0.52%
Return After Taxes on Distributions and Sale of Fund Shares	0.31%	0.73%	0.51%
Bloomberg US Treasury Floating Rate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.74%	1.39%	1.02%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

36 WisdomTree Trust Prospectus

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 37

WisdomTree Interest Rate Hedged High Yield Bond Fund

Investment Objective
The WisdomTree Interest Rate Hedged High Yield Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.43%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 44	$ 138	$ 241	$ 542

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to the performance of selected issuers in the U.S. non-investment-grade corporate bond (“junk bonds”) market that are deemed to have favorable fundamental and income characteristics while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”).

The Index is comprised of long and short positions. The long positions of the Index (the “Long Basket”) intends to replicate the WisdomTree U.S. High Yield Corporate Bond Index. The Index employs a multi-step process, which screens based on fundamentals to identify bonds with favorable characteristics and then tilts to those individual

38 WisdomTree Trust Prospectus

securities which offer favorable income characteristics. The goal is to improve the risk-adjusted performance of traditional market capitalization-weighted approaches of high-yield corporate bond indices.

The Long Basket of the Index is comprised of corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, bonds must meet the following criteria: (i) pay fixed-rate coupons; (ii) have at least $500 million in par amount outstanding; (iii) have a remaining maturity of at least one year; and (iv) rated non-investment grade by Moody’s or Standard & Poor’s. In addition, the issuer cannot have defaulted or be in distress. For the purposes of the Index, bonds issued under Regulation S are excluded from eligibility. All bonds are denominated in U.S. dollars.

The Long Basket of the Index utilizes a “screen and tilt” rules-based approach to isolate bonds that have favorable fundamentals and tilts to those bonds with favorable income and valuation characteristics. Once the Index universe is defined from the eligibility criteria, individual bonds are assigned a factor score against their broad sector peers (
e.g.,
industrials, financials, utilities, consumer and energy) based on rules-based fundamental metrics distinguishing cash flow characteristics and discards the securities with poor cash flow performance. Remaining bonds are ranked within each sector based on liquidity scores and then screened so that the bonds receiving the lowest 5% of liquidity scores in each sector are removed from the Index. Each remaining bond is then assigned an income tilt score based on its probability of default relative to the other remaining bonds in its sector. Income tilt scores are then used to determine a bond’s weight in the Index, with bonds receiving higher income tilt scores being more heavily weighted. Issuer exposure is capped at 2%, with excess exposure distributed to the remaining bonds on a pro-rata basis.

The short positions of the Index (the “Short Basket”) holds short positions in U.S. Treasuries (or futures providing exposure to U.S. Treasuries in the case of the Fund) that seek to correspond to a duration exposure matching the duration of the Long Basket, with a targeted total duration exposure of approximately zero years (
e.g
.., if the average duration of bonds in the Long Basket is approximately two years, the Short Basket will seek an average duration of approximately two years among its short holdings of U.S. Treasuries, with an aggregate targeted Index duration of approximately zero years). Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. The Fund may also short U.S. Treasuries.

The Index weights the short exposure to U.S. Treasuries of differing maturities in an attempt to offset the sensitivity of the long exposure to overall moves in interest rates across the yield curve. The Long Basket and Short Basket of the Index are rebalanced on a monthly basis so that the dollar amount of the Long Basket’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the Short Basket.

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

To the extent the Index concentrates (
i.e
.., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Hedging Risk.
The Index seeks to mitigate the potential negative impact of using U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (
i.e.
, credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate

WisdomTree Trust Prospectus 39

profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

■
High Yield Securities Risk.
Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news than investment grade debt securities. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized

40 WisdomTree Trust Prospectus

to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Geopolitical Risk.
The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■
Interest Rate Risk.
Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
Short Sales Risk.
The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into short positions in U.S. Treasuries as well as a short derivative position through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in

WisdomTree Trust Prospectus 41

value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may not be able to fully or partially implement its short selling strategy.

■
U.S. Treasury Exposure Risk.
The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

■
Yield Curve Risk.
The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s objective, strategies and index changed effective June 1, 2020. Prior to June 1, 2020, Fund performance reflects the Fund’s former investment objective and strategies, which tracked the performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index.

The Fund’s year-to-date total return as of September 30, 2021 was 4.75%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.48%	2Q/2016
Lowest Return	(13.59)%	1Q/2020

42 WisdomTree Trust Prospectus

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of st ate and
local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Interest Rate Hedged High Yield Bond Fund*	1 Year	5 Years	Since Inception December 18, 2013
Return Before Taxes Based on NAV	(0.79)%	5.36%	2.99%
Return After Taxes on Distributions	(2.90)%	3.08%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares	(0.54)%	3.12%	1.34%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index/WisdomTree U.S. High Yield Corporate Bond, Zero Duration Spliced Index (Reflects no deduction for fees, expenses or taxes)	0.91%	6.27%	3.67%
*
The Fund’s objective changed effective June 1, 2020. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index. As of June 1, 2020, the Fund’s objective seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index.

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by Voya IM’s High Yield Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Randall Parrish, CFA, Portfolio Manager, has been a portfolio manager of the Fund since June 2020.

Rick Cumberledge, CFA, Portfolio Manager, has been a portfolio manager of the Fund since June 2020.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NASDAQ, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment.

WisdomTree Trust Prospectus 43

Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

44 WisdomTree Trust Prospectus

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

Investment Objective
The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.23%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 24	$ 74	$ 130	$ 293

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio, including TBA Transactions (as defined below), and 23% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to provide long exposure to the Bloomberg U.S. Aggregate Bond Index while seeking to manage interest rate risk through the use of short positions in U.S. Treasury securities (“U.S. Treasuries”). The Index is comprised of a long portfolio and short portfolio. The “long portfolio” of the Index intends to replicate the Bloomberg U.S. Aggregate Bond Index, which broadly captures the U.S. investment grade, fixed income securities market and is comprised of U.S. Treasuries and U.S. Government-related bonds (
e.g.
, obligations of the U.S. Government or its agencies or instrumentalities), corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The “short portfolio” of the Index holds short positions in U.S. Treasuries (or futures providing exposure to

WisdomTree Trust Prospectus 45

U.S. Treasuries in the case of the Fund) that seek to correspond to a duration exposure matching the duration of the long portfolio, with a targeted total duration exposure of approximately zero years (
e.g.
, if the average duration of bonds in the long portfolio is approximately five years, the short portfolio will seek an average duration of approximately five years among its short holdings of U.S. Treasuries, with an aggregate targeted duration of Index holdings of approximately zero years). Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates.

The Index methodology weights the short exposure to U.S. Treasuries of differing maturities in an attempt to offset the sensitivity of the long exposure to overall moves in interest rate. Additionally, the Index seeks to mitigate, to the extent possible, relative moves in interest rates across the yield curve. The long portfolio and short portfolio of the Index are rebalanced on a monthly basis to where the dollar amount of the long portfolio’s bond positions is approximately equivalent to the dollar amount of the short exposure achieved within the short portfolio
.

The Index is designed to have greater returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are rising significantly. Conversely, the Index is designed to have lower returns than an equivalent non-interest rate hedged investment when U.S. Treasury rates are falling significantly.

A significant portion of the bonds represented in the long portion of the Index are U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments.

In seeking to track the short portfolio of the Index, the Fund will invest in short positions in futures contracts on U.S. Treasuries. The Fund may also short U.S. Treasuries.

To the extent the Index concentrates (
i.e.
, holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Hedging Risk.
The Index seeks to mitigate the potential negative impact of using U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. The Index’s short positions in U.S. Treasuries, as well as the Fund’s holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (
i.e.
, credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. The Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of the Index and Fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between the Fund’s intended and actual sensitivity to interest rates, which could impact performance. There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

46 WisdomTree Trust Prospectus

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
The Fund invests in derivatives, including as a substitute to gain short exposure to U.S. Treasuries. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Futures Contracts Risk.
A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument, including, but not limited to, U.S. Treasuries, at a specified price and time. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates;

WisdomTree Trust Prospectus 47

(2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) there is no guarantee that an active market will exist for the contracts at any particular time.

■
Geopolitical Risk.
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Interest Rate Risk. Interest rate risk with respect to the Fund is the risk that short exposure to fixed income securities will decline in value because of decreases in interest rates.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Mortgage- and Asset-Backed Securities Risk.
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
Short Sales Risk.
The Fund will engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into short positions in U.S. Treasuries as well as a short derivative position through futures contracts on U.S. Treasuries. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in

48 WisdomTree Trust Prospectus

value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may not be able to fully or partially implement its short selling strategy.

■
TBA Transactions Risk.
The Fund may enter into “TBA Transactions” for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

■
U.S. Treasury Exposure Risk.
The methodology used to select U.S. Treasuries for the Index (or U.S. Treasuries or U.S. Treasury futures, in the case of the Fund) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Fund.

■
Yield Curve Risk.
The Index and Fund will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. The methodology of the Index and the investment approach of the Fund seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s year-to-date total return as of September 30,
20
21 was 0.41%.

WisdomTree Trust Prospectus 49

Best and Worst Quarter Returns (for the perio
ds refl
ected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.34%	2Q/2020
Lowest Return	(3.33)%	1Q/2020
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	1 Year	5 Years	Since Inception December 18, 2013
Return Before Taxes Based on NAV	0.65%	2.08%	1.38%
Return After Taxes on Distributions	(0.28)%	1.07%	0.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	1.15%	0.64%
Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration (Reflects no deduction for fees, expenses or taxes)	0.92%	2.14%	1.68%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NASDAQ, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

50 WisdomTree Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 51

WisdomTree Mortgage Plus Bond Fund

Investment Objective
The WisdomTree Mortgage Plus Bond Fund (the “Fund”) seeks income and capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 430% of the average value of its portfolio, including TBA Transactions (as defined below), and 47% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that utilizes an investment process combining both macro and fundamental research by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings, in mortgage-related debt and other securitized debt.

The Fund seeks to achieve its investment objective by primarily investing in mortgage-related fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (collectively, “Agency Mortgage-Backed Securities”), such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). Agency Mortgage-Backed Securities include residential mortgage-backed securities, commercial mortgage-backed securities, and structured products such as collateralized mortgage obligations and real estate mortgage investment conduits (“REMICs”).

The Fund may invest up to 20% of its net assets, plus the amount of any borrowings, in other securitized credit securities such as non-agency or privately issued residential and commercial mortgage-backed securities, asset-backed securities, collateralized loan obligations and credit risk transfer securities (collectively, “Securitized Credit Securities”).

52 WisdomTree Trust Prospectus

The Fund may purchase mortgage-backed securities through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date and the Fund has the option to either accept delivery or roll into another TBA Transaction. The Fund, pending settlement of such TBA Transaction, will invest its assets in high quality, liquid short-term instruments such as U.S. Treasury securities, securities issued by government agencies, repurchase agreements and commercial paper.

The universe of mortgage-related debt and other securitized debt currently includes securities that are rated “investment grade” as well as “non-investment grade” (commonly referred to as “junk bonds” or “high yield bonds,” which are considered to be speculative). The Fund intends to provide a broad-based exposure and therefore intends to invest in both investment grade and non-investment grade securities, but will not invest more than 20% of its net assets, plus the amount of any borrowings, in non-investment grade securities. Securities rated investment grade generally are considered to be of higher credit quality and subject to lower default risk. Although securities rated below investment grade may offer the potential for higher yields, they generally are subject to a higher potential risk of loss.

The Fund may invest in securities of varying maturity or duration and with either fixed or adjustable rates. The Fund attempts to maintain an aggregate portfolio duration of up to seven years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending on market conditions.

The Fund’s investments in mortgage-related debt and other securitized debt may be represented by derivatives such as futures contracts. The Fund may invest in derivatives for various investment purposes, including to hedge interest rate risk, as a substitute for, or to gain exposure to, a position in an underlying asset, to reduce transaction costs, to maintain full market exposure (
i.e.,
adjust investment characteristics to more closely approximate the characteristics of the market in which the Fund invests), to manage cash flows, or to preserve capital. The Fund’s use of derivatives will be collateralized by investments in liquid assets.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Agency Mortgage-Backed Securities Risk.
The Fund primarily invests in mortgage-related fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as GNMA, FNMA and FHLMC. FNMA and FHLMC are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Department of the Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA or FHLMC and other agencies that are placed under conservatorship of the U.S. government. GNMA securities are generally backed by the full faith and credit of the U.S. government. Agency mortgage-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of agency mortgage-backed securities. Agency mortgage-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Agency mortgage-backed securities can also be subject to the risk of default on the underlying mortgages. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss. These risks may reduce the Fund’s returns.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory

WisdomTree Trust Prospectus 53

disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Futures Contracts Risk.
A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument, including, but not limited to, U.S. Treasuries, at a specified price and time. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) there is no guarantee that an active market will exist for the contracts at any particular time.

■
Geopolitical Risk.
The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic

54 WisdomTree Trust Prospectus

market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
High Yield Securities Risk.
Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Liquidity Risk.
The Fund may be unable to sell illiquid or less liquid securities at an advantageous time or price or achieve its desired level of exposure. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment and/or with respect to particular types of securities, such as Securitized Credit Securities.

■
Non-Agency Mortgage-Backed Securities Risk.
Non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
Prepayment Risk and Extension Risk.
Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. If interests rate rise, then issuers may extend the duration of a fixed income security so that it is paid off more slowly than expected and the value of the security may decline.

■
Repurchase Agreement Risk.
In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or

WisdomTree Trust Prospectus 55

the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

■
Securitized Credit Securities Risk.
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of other types of Securitized Credit Securities, such as asset-backed securities, collateralized loan obligations and credit risk transfer securities. Securitized Credit Securities can also be subject to the risk of default on the underlying assets, while also being subject to greater liquidity risk than other types of asset-backed securities. Many Securitized Credit Securities are also subject to prepayment risk in a declining interest rate environment and extension risk in an increasing rate environment.

■
TBA Transactions Risk.
The Fund may enter into “TBA Transactions” for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s year-to-date total return as of September 30, 2021 was (0.12)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart abo
ve
)

	Return	Quarter/ Ye ar
Highest Return	2.78%	2Q/2020
Lowest Return	0.38%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not
r
eflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

56 WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Mortgage Plus Bond Fund	1 Year	Since Inception November 14, 2019
Return Before Taxes Based on NAV	4.97%	4.56%
Return After Taxes on Distributions	3.86%	3.50%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	3.03%
Bloomberg U.S. Securitized MBS/ABS/CMBS Index (Reflects no deduction for fees, expenses or taxes)	4.18%	4.01%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co., LLC (the “Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by Voya IM's Securitized Credit and Agency RMBS Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Dave Goodson, Head of Securitized Investments and Senior Portfolio Manager, has been a portfolio manager of the Fund since its inception in November 2019.

Jonathan Abshire, CFA, Portfolio Manager, Structured Finance, has been a portfolio manager of the Fund since its inception in November 2019.

John R. Edwards, Portfolio Manager, Commercial Mortgage-Backed Securities, has been a portfolio manager of the Fund since its inception in November 2019.

Jeff Dutra, CFA, Senior Portfolio Manager, Structured Finance, has been a portfolio manager of the Fund since its inception in November 2019.

Justin McWhorter, CFA, CPA, Senior Portfolio Manager, Structured Finance, has been a portfolio manager of the Fund since its inception in November 2019.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict

WisdomTree Trust Prospectus 57

of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

58 WisdomTree Trust Prospectus

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

Investment Objective
The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg US Aggregate Enhanced Yield Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.12%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 12	$ 39	$ 68	$ 154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio, including TBA Transactions (as defined below), and 41% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to broadly capture the U.S. investment grade, fixed income securities market while seeking to enhance yield within desired risk parameters and constraints. Rather than re-weight individual securities, the Index uses a rules-based approach to re-weight subgroups of the Bloomberg US Aggregate Index with the aim of earning a higher yield while broadly retaining the risk characteristics of the Bloomberg US Aggregate Index. The 20 subgroups identified in the Bloomberg US Aggregate Index reflect the different risk dimensions of investment grade securities such as sector (asset class) exposure (
i.e.
, treasuries, agency, credit, and securitized), interest rate risk (
i.e.
, duration) and credit risk (
i.e.
, spread). Yield can typically be increased by shifting exposure along any of a number of these risk dimensions and re-weighting the subcomponents of the Index. At the security level, the Index draws from the universe defined by the Bloomberg US Aggregate Index, which consists of investment grade debt

WisdomTree Trust Prospectus 59

securities denominated in U.S. dollars. To be eligible for inclusion in the Index, debt securities must have at least $250 million in par amount outstanding with the exception of asset-backed securities and commercial mortgage-backed securities which must have an original deal size of $500 million, a minimum tranche size of $25 million, and at least $300 million of the original transaction still outstanding. The Index consists of U.S. Treasuries and U.S. Government-related bonds (
e.g.
, obligations of the U.S. Government or its agencies or instrumentalities), corporate bonds, mortgage-backed pass- through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly offered for sale in the United States. Index components are U.S. dollar-denominated debt securities with fixed rate coupons that have at least one year to final maturity.

The Index segments the eligible universe of U.S. investment grade fixed income securities into subgroups defined by sector, quality and maturity characteristics. There are 20 defined subgroups, with six subgroups covering the treasury and agency sectors, nine covering the credit markets, and the remaining five covering securitized securities. The Index employs a proprietary weighting methodology that seeks to enhance yield by allocating more weight to subgroups with higher yields while maintaining defined risk constraints designed to mitigate volatility and turnover drift from the eligible U.S. investment grade fixed income universe. Subgroups with higher yields are identified based on a subgroup’s yield to worst measurements, rather than its yield to maturity. Yield to worst refers to the lowest potential yield that can be received on a bond without issuer default. The Index uses yield to worst measurements to determine the yield of each subgroup, except the three mortgage-backed securities subgroups, which use yield to worst calculations of Treasury bonds whose maturities match the average life of its mortgage securities plus their option-adjusted spreads. However, to retain the broad risk characteristics of the Bloomberg US Aggregate Index, the Index also employs constraints that include caps on tracking error volatility, duration, sector and subgroup weights, and turnover. The Index’s constraints are capped relative to the constraints of the Bloomberg US Aggregate Index. For example, the total weight of the subgroups in each of the four sectors of the Index – treasuries, agency, credit, and securitized – cannot deviate from their weights in the Bloomberg US Aggregate Index by more than 20%, 10%, 20% and 20%, respectively. The weights are determined at the sub-group level (negative weights for a sub-group are not permitted) and passed down to the individual security level, where each security’s weight is equal to the subgroup weight multiplied by its market capitalization weight within the subgroup. The Index is rebalanced on a monthly basis.

The duration range of the Index is expected to be within one year of the duration of the Bloomberg US Aggregate Index. Historically, such universe has had a duration range between approximately three and seven years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. For example, the value of a fund with a portfolio duration of seven years would be expected to drop by 7% for every 1% increase in interest rates.

A significant portion of the bonds represented in the Index are U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pool of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments.

The Fund may invest up to 20% of its assets in other fixed income securities and/or such other investments, including other exchange-traded funds (“ETFs”) that invest in fixed income securities with characteristics similar to the Index constituents, that the Adviser and/or Sub-Adviser believe will help the Fund track the performance of the Index. Other fixed income securities will consist primarily of investment grade securities with similar risk characteristics as the Index components, but up to 5% of the Fund’s total assets may be held in non-investment grade securities with credit ratings deemed to be of no less than BB.

To the extent the Index concentrates (
i.e.
, holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

60 WisdomTree Trust Prospectus

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the
Index
may occur from time to time and may not be identified and/or corrected by the Index

WisdomTree Trust Prospectus 61

Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■
Issuer Credit Risk.
The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Mortgage- and Asset-Backed Securities Risk.
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
TBA Transactions Risk.
The Fund may enter into “TBA Transactions” for mortgage-backed securities. There can
be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

62 WisdomTree Trust Prospectus

The Fund’s year-to-date total return as of September 30, 2021 was (1.68)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/ Ye ar
Highest Return	4.47%	2Q/2020
Lowest Return	(3.37)%	4Q/2016

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	1 Year	5 Years	Since Inception July 9, 2015
Return Before Taxes Based on NAV	5.99%	4.99%	4.51%
Return After Taxes on Distributions	4.77%	3.66%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	3.59%	3.25%	2.88%
Bloomberg US Aggregate Enhanced Yield Index (Reflects no deduction for fees, expenses or taxes)	5.99%	5.17%	4.69%
Bloomberg US Aggregate Index (Reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	4.12%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. ("WisdomTree Asset Management" or the "Adviser") serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

David Nieman, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2020.

Nancy Rogers, CFA, Managing Director and Head of Fixed Income Index Portfolio Management, has been a portfolio manager of the Fund since December 2020.

Gregg Lee, Senior Portfolio Manager, has been a portfolio manager of the Fund since January 2021.

WisdomTree Trust Prospectus 63

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

64 WisdomTree Trust Prospectus

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

Investment Objective
The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the “Fund”) will seek to track the price and yield performance, before fees and expenses, of the Bloomberg US Short Aggregate Enhanced Yield Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.12%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 12	$ 39	$ 68	$ 154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio, including TBA Transactions (as defined below), and 49% of the average value of its portfolio (excluding TBA Transactions).

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to broadly capture the short-term U.S. investment grade, fixed income securities market while seeking to enhance yield within desired risk parameters and constraints. The Index is comprised of those subgroups of the Bloomberg US Aggregate Index (
i.e.
, Treasuries, agencies, credit and securitized) with effective maturities generally shorter than five years (“ST Agg Universe”). The Index uses a rules-based approach to re-weight these subgroups to achieve higher yields, while managing risk through constraints on expected tracking error and turnover, as well as sector, duration, and credit exposure relative to the market value-weighted ST Agg Universe. Individual securities within a subgroup are market value-weighted within the subgroup. The Index is rebalanced on a monthly basis.

WisdomTree Trust Prospectus 65

The Index draws from the ST Agg Universe, which consists of U.S. dollar-denominated securities, including U.S. Treasuries, U.S. Government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly offered for sale in the United States. These securities feature fixed rate coupons and have at least $300 million in par amount outstanding and one year to final maturity, with the exception of asset-backed securities and commercial mortgage-backed securities, which must have an original deal size of $500 million, a minimum tranche size of $25 million, and at least $300 million of the original transaction still outstanding.

The duration of the Index is generally expected not to exceed the duration of the ST Agg Universe by more than 0.5 years. The ST Agg Universe has historically had a duration range between approximately two and three years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. For example, the value of a fund with a portfolio duration of three years would be expected to drop by 3% for every 1% increase in interest rates.

The Index includes U.S. agency mortgage-backed pass-through securities, which are securities issued by entities such as Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments.

The Fund may invest up to 20% of its assets in other fixed income securities and/or such other investments, with characteristics similar to the Index constituents, that the Adviser and/or Sub-Adviser believe will help the Fund track the performance of the Index. Other fixed income securities will consist primarily of investment grade securities with similar risk characteristics as the Index components, but up to 5% of the Fund’s total assets may be held in non-investment grade securities (“junk bonds”) with credit ratings deemed to be of no less than BB.

To the extent the Index concentrates (
i.e.
, holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for

66 WisdomTree Trust Prospectus

periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■
Issuer Credit Risk.
The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Mortgage- and Asset-Backed Securities Risk.
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

WisdomTree Trust Prospectus 67

■
Non-Diversification Risk.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.

The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■
TBA Transactions Risk.

The Fund may enter into “TBA Transactions” for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s year-to-date total return as of September 30, 2021 was (0.13)%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Qu arter/Y e ar
Highest Return	3.67%	2Q/2020
Lowest Return	(0.84)%	1Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

68 WisdomTree Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1 Year	Since Inception May 18, 2017
Return Before Taxes Based on NAV	4.45%	3.23%
Return After Taxes on Distributions	3.50%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	2.67%	2.03%
Bloomberg U.S. Short Aggregate Enhanced Yield Index (Reflects no deduction for fees, expenses or taxes)	3.61%	3.22%
Bloomberg U.S. Short Aggregate Composite Index (Reflects no deduction for fees, expenses or taxes)	4.70%	3.08%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. ("WisdomTree Asset Management" or the "Adviser") serves as investment adviser to the Fund. Voya Investment Management Co., LLC (“Voya IM”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by Voya IM’s Multi-Sector Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Sean Banai, CFA, Portfolio Manager, has been a portfolio manager of the Fund since its inception in May 2017.

Bob Kase, CFA, Portfolio Manager, has been a portfolio manager of the Fund since its inception in May 2017.

Randall Parrish, CFA, Head of Credit and Senior High Yield Portfolio Manager, has been a portfolio manager of the Fund since its inception in May 2017.

Dave Goodson, Head of Securitized Investments and Senior Portfolio Manager, has been a portfolio manager of the Fund since its inception in May 2017.

Brian Timberlake, CFA, PhD, Head of Fixed Income Research, has been a portfolio manager of the Fund since its inception in May 2017.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as Cboe BZX Exchange, Inc., and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict

WisdomTree Trust Prospectus 69

of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

70 WisdomTree Trust Prospectus

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

Investment Objective
The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.44%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 45	$ 141	$ 246	$ 555

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index tracks the value of a cash-secured (
i.e.
, collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500 Index put options (“SPX Puts”) and investing the sale proceeds in one- and three-month Treasury bills. By selling a SPX Put, the Fund receives a premium from the option buyer, which increases the Fund’s return if the option is not exercised and expires worthless. If, however, the value of the S&P 500 Index falls below the SPX Put’s strike price, the option finishes “in-the-money” and the Fund pays the buyer the difference between the strike price and the value of the S&P 500 Index. The Index’s strategy (and, accordingly, the Fund’s strategy) of selling cash-secured SPX Puts serves to partially offset a decline in the value of the S&P 500 Index to the extent of the premiums received. Further, if the value of the S&P 500 Index increases beyond the amount of premiums received, Index (and Fund) returns would not be expected to increase accordingly.

WisdomTree Trust Prospectus 71

All SPX Puts are standardized options traded on the Chicago Board Options Exchange (“CBOE”). The SPX Puts in the Index are struck at-the-money (
i.e.
, struck at or very near the S&P 500 Index value) and are sold on a monthly basis, usually the third Friday of the month (the “Roll Date”), which matches the expiration date of the SPX Puts. SPX Puts generally may only be exercised at the expiration date, which is referred to as a European style option. The number of SPX Puts sold by the Fund varies month to month but is limited by the amount held by the Fund in Treasury bills, the value of which is expected to equal the maximum possible loss from final settlement of the SPX Puts. At each Roll Date, any settlement loss from the expiring SPX Puts is paid from the Treasury bill investments and a new batch of at-the-money SPX Puts is sold. The revenue from their sale is added to the Treasury bill account. In March quarterly cycle months (
i.e.
, March, June, September, and December), the three-month Treasury bills are deemed to mature, and so the total cash available is reinvested at the three- month Treasury bill rate. In other months, the revenue from the sale of SPX Puts is invested separately at the one-month Treasury bill rate. The Fund expects to operate in a similar manner as the foregoing Index description in seeking to track the Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Put Option Risk.
Options may be subject to volatile swings in price influenced by changes in the value of the underlying instrument. The SPX Puts sold by the Fund may have imperfect correlation to the returns of the Index. Although the Fund collects premiums on the options it writes, the Fund’s risk of loss if its options expire in-the-money (
i.e.
, the Fund, as the seller of the SPX Puts, owes the buyer of the SPX Puts) may outweigh the gains to the Fund from the receipt of such option premiums. The potential return to the Fund is limited to the amount of option premiums it receives; however, the Fund can potentially lose up to the entire strike price of each option it sells.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of equity securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to,

72 WisdomTree Trust Prospectus

disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
The Fund invests in derivatives, including SPX Puts. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Implied Volatility Risk.
Upon selling a SPX Put, the Fund gains the amount of premium it receives; however, the Fund also incurs a liability that represents the value of the SPX Put it has sold until the SPX Put is exercised or expires. The value of the SPX Puts in which the Fund invests is partly based on the volatility used by market participants to price such options (
i.e.
, implied volatility). Consequently, increases in the implied volatility of the SPX Puts will cause the value of such options to increase (even if the prices of the S&P 500 stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under the SPX Puts and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the SPX Puts expire or are struck at-the-money. The implied volatility of the SPX Puts sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of S&P stocks participate or factors relating to specific S&P companies.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■
Non-Diversification Risk.
Although the Fund intends to invest in SPX Puts, which are valued based on stocks in the S&P Index, and Treasury bills, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■
Portfolio Turnover Risk.
The Fund will pay transaction costs, such as commissions or mark-ups in the bid/ask spread on SPX Puts, when it writes options on the Roll Date. Because the Fund “turns over” its SPX Puts every month in this fashion, the Fund will incur high levels of transaction costs. While the turnover of the SPX Put positions is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (
e.g.
, in excess of 100% per year).

WisdomTree Trust Prospectus 73

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

The Fund’s year-to-date total return as of September 30, 2021 was 13.45%.

Best and Worst Quarter Returns (for the periods reflec
te
d in the bar chart above)

	Return	Quarter/Year
Highest Return	10.89%	2Q/2020
Lowest Return	(20.65)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	1 Year	Since Inception February 24, 2016
Return Before Taxes Based on NAV	1.70%	5.81%
Return After Taxes on Distributions	1.11%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	1.00%	4.17%
CBOE S&P 500 PutWrite Index (Reflects no deduction for fees, expenses or taxes)	2.13%	6.37%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	18.40%	17.00%

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“Newton”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by Newton’s Asset Allocation Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

74 WisdomTree Trust Prospectus

Vassilis Dagioglu, a Managing Director, Head of Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception in February 2016.

James Stavena, a Managing Director and Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception in February 2016.

Dimitri Curtil, a Managing Director, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Torrey Zaches, a Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 75

WisdomTree Enhanced Commodity Strategy Fund

Investment Objective
The WisdomTree Enhanced Commodity Strategy Fund (the “Fund”) seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 56	$ 176	$ 307	$ 689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that intends to provide broad-based exposure to the following four commodity sectors: Energy, Agriculture, Industrial Metals, and Precious Metals primarily through investments in futures contracts. Within these four sectors, the Fund intends to invest in the following commodities: Brent Crude Oil, West Texas Intermediate (WTI) Crude Oil, Natural Gas, RBOB Gasoline, Low Sulfur Gas Oil, ULS Diesel, Live Cattle, Feeder Cattle, Lean Hogs, Soybeans, Soybean Oil, Soybean Meal, Wheat, Kansas Wheat (Hard Red Wheat), Sugar, Corn, Coffee, Cocoa, Cotton, Copper, Tin, Aluminum, Zinc, Nickel, Lead, Gold, Platinum, and Silver. Weighting among the commodities focuses on liquidity (
i.e.,
commodities with more liquid futures contracts will generally have a higher weighting) combined with qualitative considerations and applicable market views derived from WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) in seeking broad-based exposure among the Energy, Agriculture, Industrial Metals and Precious Metals sectors. Exposure to any particular commodity, as well as potentially additional commodities, are generally determined annually but will vary over time based on the foregoing considerations. The Fund will not invest directly in physical commodities.

Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, the cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.

76 WisdomTree Trust Prospectus

The Fund may also invest up to 5% of its net assets in bitcoin futures contracts. The Fund will only invest in cash-settled bitcoin futures traded on the Chicago Mercantile Exchange, which is a futures exchange registered with the Commodity Futures Trading Commission. Bitcoin is a digital asset (
i.e.,
a cryptocurrency) whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. References to commodities and commodity-linked derivatives in this Prospectus include bitcoin and bitcoin futures, respectively.
The Fund will not invest in bitcoin directly.

In order to maintain exposure to a futures contract on a particular commodity, the Fund must sell the position in the expiring contract and buy a new position in a contract with a later delivery month, which is referred to as “rolling.” The Fund expects to employ an “enhanced roll” process by attempting to roll from an expiring futures contract to another futures contract in seeking to generate a greater yield for the Fund. This roll process, generally implemented monthly, aims to maximize the potential roll benefits in backwardated markets and minimize potential losses in contango markets by rolling, as applicable, to the futures contract on a particular commodity which generates the maximum implied yield. Commodity futures contracts trade either in contango, where forward month futures contracts cost more than the current month (leading to negative roll yield) or in backwardation, where forward month futures contracts trade at a discount to the current month (leading to positive roll yield). It is generally the supply and demand factor that determines whether a commodity futures contract is in contango or backwardation.

The Fund may invest in Treasury securities and other liquid short-term investments as collateral for its commodity futures contracts.

The Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with exposure to commodity returns while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Code. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary. References to the Fund include the WisdomTree Subsidiary.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Commodity Risk.
The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Prices of commodity-linked derivatives instruments have a historically low correlation with the returns of the stock and bond markets and are subject to change based on a variety of factors that may not be anticipated. In addition, bitcoin and bitcoin futures are a relatively new asset class. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The market for bitcoin futures is also relatively new and commenced trading on the Chicago Mercantile Exchange in 2017. As a result, the market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price of bitcoin could drop precipitously (including to zero), which would be expected to have a similar impact on the bitcoin futures price. Each of these factors and events could have a significant negative impact on the Fund.

■
Futures Rolling Risk
. The Fund’s investment strategy is subject to risks related to rolling. The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition

WisdomTree Trust Prospectus 77

known as “backwardation”), which can impact the Fund’s returns. Because of the frequency with which the Fund expects to roll futures contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■
Active Management Risk
. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Cash Redemption Risk.
The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

78 WisdomTree Trust Prospectus

In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual commodities, fluctuations in markets and movements in interest rates or prices; (2) an imperfect or no correlation between the changes in market value of the commodities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the futures contracts at any particular time.

■
Geopolitical Risk.
The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Liquidity Risk.
The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Subsidiary Investment Risk.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

■
Tax Risk.
To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The Fund may obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income under the 90% test noted above. The Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives and futures) of the Fund attributable to the Fund’s investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund's investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary. To the extent the Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet

WisdomTree Trust Prospectus 79

the 90% test noted above, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders.

Fund Performance
The Fund is new and therefore does not have a performance history. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com.

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“Newton”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser’s Asset Allocation Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vassilis Dagioglu, a Managing Director, Head of Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception in December 2020.

James Stavena, a Managing Director and Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception in December 2020.

Dimitri Curtil, a Managing Director, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Torrey Zaches, a Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

You may access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, on the fund’s website at www.wisdomtree.com.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

80 WisdomTree Trust Prospectus

WisdomTree Managed Futures Strategy Fund

Investment Objective
The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets.

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65% 1
1
The Fund’s Annual Fund Operating Expenses have been restated to reflect a decrease in the contractual management fee, as approved by the Board of Trustees, effective January 1, 2021. The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financials reflect the Fund’s operating expenses, including a higher contractual management fee prior to January 1, 2021, and the effect of the Fund’s prior contractual expense limitation agreement.

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 66	$ 208	$ 362	$ 810

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy designed to capture rising and falling price trends in the commodity, currency, equity, and U.S. Treasury futures markets through long and short positions on U.S. listed futures contracts.

The Fund can invest in U.S. listed futures contracts on the following twenty-one (21) commodities: West Texas Intermediate (WTI) Crude Oil, Brent Crude Oil, Heating Oil, Gasoil, RBOB Gasoline, Natural Gas, Gold, Silver, Copper, Aluminum, Lead, Nickel, Tin, Zinc, Live Cattle, Feeder Cattle, Lean Hogs, SRW Wheat, HRW Wheat, Corn, and Unrefined Sugar. A model that evaluates momentum signals specific to each commodity sector is used to select commodity futures and to determine whether a long or short position is taken by the Fund.

The Fund may also invest up to 5% of its net assets in bitcoin futures contracts. The Fund will only invest in cash-settled bitcoin futures traded on the Chicago Mercantile Exchange, which is a futures exchange registered with the

WisdomTree Trust Prospectus 81

Commodity Futures Trading Commission. Bitcoin is a digital asset (
i.e.,
a cryptocurrency) whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. References to commodities and commodity-linked derivatives in this Prospectus include bitcoin and bitcoin futures, respectively. As noted above, the model that evaluates momentum signals specific to each commodity sector is used to determine whether the Fund should take a long position in bitcoin futures or not invest in bitcoin futures.
The Fund will not invest in bitcoin directly.

The Fund may also hold financial futures contracts on developed and emerging markets currencies as well as on 10-year U.S. Treasury notes and 30-year U.S. Treasury bonds.

The Fund relies on a risk indicator, a correlation signal, and a short-term momentum signal to determine its allocation to equity futures contracts. The Fund has the ability to enter into both long and short positions on equity futures contracts. Excess cash after determining effective weights for equity contracts is allocated to U.S. Treasury futures contracts.

The Fund is rebalanced monthly.

The Fund invests substantially all of its assets in a combination of commodity, currency, and equity-linked investments, U.S. government securities and money market instruments. The Fund’s commodity and currency-linked investments generally are limited to investments in listed futures contracts, forward currency contracts and swap transactions that provide exposure to commodity and non-U.S. currency returns. The Fund will invest in listed equity and U.S. Treasury futures and also may invest directly in U.S. Treasury notes and bonds. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund also may invest in structured notes based on commodities. The Fund does not invest directly in physical commodities.

The Fund seeks to gain exposure to commodity, currency, fixed income, and equity markets, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with exposure to commodity returns while enabling the Fund to satisfy source-of-income requirements that apply to RICs under the Code. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, “managed futures” are investments in equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed equity, commodity, currency and financial futures contracts described in the Fund’s Prospectus. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
Futures Contracts Risk.
A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

82 WisdomTree Trust Prospectus

■
Commodity Risk.
The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Prices of commodity-linked derivatives instruments have a historically low correlation with the returns of the stock and bond markets and are subject to change based on a variety of factors that may not be anticipated. In addition, bitcoin and bitcoin futures are a relatively new asset class. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The market for bitcoin futures is also relatively new and commenced trading on the Chicago Mercantile Exchange in 2017. As a result, the market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price of bitcoin could drop precipitously (including to zero), which would be expected to have a similar impact on the bitcoin futures price. Each of these factors and events could have a significant negative impact on the Fund.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of commodities, currencies, equities, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■
Active Management Risk.
The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■
Cash Redemption Risk.
The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■
Counterparty and Issuer Credit Risk.
As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Trust Prospectus 83

■
Currency Exchange Rate Risk.
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Derivatives Risk.
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■
Foreign Securities Risk
. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Liquidity Risk.
The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■
Models and Data Risk.
While the Fund will be actively managed, the Fund’s investment process is expected to be heavily dependent on quantitative models and the models may not perform as intended. Errors in data used in the models may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Portfolio Turnover Risk.
The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

84 WisdomTree Trust Prospectus

■
Repurchase Agreement Risk.
The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

■
Short Sales Risk.
The Fund may engage in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into a short derivative position through a futures contract, swap agreement, structured note, or short positions on currency forwards. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

■
Subsidiary Investment Risk.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

■
Tax Risk.
To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The Fund may obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income under the 90% test noted above. The Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives and futures) of the Fund attributable to the Fund’s investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund's investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary. To the extent the Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% test noted above, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders.

■
Volatility Risk.
The Fund is designed to capture the long-term economic benefits of rising or declining market trends. Frequent or significant short-term price movements could adversely impact the performance of the Fund.

Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations, or the past 10 calendar years, as applicable.
The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of a relevant broad-based securities index. In addition, performance is shown for additional indexes that also represent the asset classes in which the Fund invests. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. If WisdomTree Asset Management, Inc. ("WisdomTree Asset Management" or the "Adviser") had not waived certain

WisdomTree Trust Prospectus 85

fees during certain periods, the Fund’s returns would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.

On June 4, 2021, the Fund’s principal investment strategies were revised; therefore, the performance and average annual total returns shown for periods prior to that date may have differed had the Fund’s current principal investment strategies been in effect during those periods. Fund performance prior to June 4, 2021, reflects the
Fund’s
previous investment strategy when it sought to provide returns that corresponded to the performance of the WisdomTree Managed Futures Index.

The Fund’s year-to-date total return as of September 30, 2021 was 10.41%.

Best and Worst Quarter Returns (for the periods reflected in the bar cha
rt above)

	Return	Quarter/Year
Highest Return	6.35%	4Q/2020
Lowest Return	(7.96)%	2Q/2012

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2020

WisdomTree Managed Futures Strategy Fund*	1 Year	5 Years	Since Inception January 5, 2011
Return Before Taxes Based on NAV	0.37%	(1.26)%	(2.27)%
Return After Taxes on Distributions	0.17%	(1.71)%	(2.53)%
Return After Taxes on Distributions and Sale of Fund Shares	0.21%	(1.14)%	(1.76)%
S&P Diversified Trends Indicator Index (Reflects no deduction for fees, expenses or taxes)	3.96%	0.31%	(0.94)%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	11.12%
S&P GSCI Index (Reflects no deduction for fees, expenses or taxes)	(23.72)%	(1.85)%	(8.73)%
Bloomberg U.S. Aggregate Index (Reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	2.88%
*Prior to June 4, 2021, Fund performance reflects the strategies of the Fund when it sought to provide returns that correspond to the performance of the WisdomTree Managed Futures Index.

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“Newton”) serves as sub-adviser to the Fund.

86 WisdomTree Trust Prospectus

Portfolio Managers
The Fund is managed by Newton’s Asset Allocation Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vassilis Dagioglu, a Managing Director, Head of Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception in January 2011.

James Stavena, a Managing Director and Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception in January 2011.

Dimitri Curtil, a Managing Director, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Torrey Zaches, a Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 87

WisdomTree Alternative Income Fund

Investment Objective
The WisdomTree Alternative Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Gapstow Liquid Alternative Credit Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00% 1
Acquired Fund Fees and Expenses	2.43% 1
Total Annual Fund Operating Expenses	2.93% 2

1
Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

2
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example
The following example is intended to help retail investors compare the cost of investing in the Fund shares with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 296	$ 907

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is provided by Gapstow Capital Partners, L.P. (the “Index Provider”) and is designed to provide diversified exposure to alternative credit sectors. The Index is comprised of registered closed-end investment companies (“CEFs”), including CEFs that have elected to be regulated as “business development companies” (“BDCs” and, together with CEFs, the “Underlying Funds”) under the Investment Company Act of 1940, as

88 WisdomTree Trust Prospectus

amended (the “1940 Act”), and real estate investment trusts (“REITs” and, together with Underlying Funds, the “Vehicles”) that are listed and publicly traded on a major U.S. stock exchange.

To be eligible for inclusion in the Index, a Vehicle must: (i) be registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) be listed and publicly traded on a major U.S. stock exchange, (iii) have intra-day pricing provided by such exchange, (iv) have traded for at least the most recent 90 calendar days, (v) have a permanent capital structure (
i.e.,
Vehicles that have a relatively stable number of shares outstanding, such as a CEF that rarely issues new shares or redeems existing shares), (vi) be perpetual (
i.e.,
without set maturity or termination dates such as target or term funds), (vii) not invest primarily in other Vehicles (
e.g.,
not be a CEF that invests primarily in other CEFs), (viii) have a stated objective of investing primarily in public high-yield corporate bonds (“junk bonds”) and broadly-syndicated loans, private middle market corporate loans, collateralized loan obligations, mortgage-backed securities, other asset-backed securities and/or real estate loans, (ix) have a six-month average daily market capitalization of greater than $100 million, and (x) have a six-month average daily trading volume greater than $750,000.

Vehicles meeting the foregoing requirements are classified based on the Vehicle’s investment holdings in the following alternative credit sectors: (i) private corporate lending, (ii) public corporate debt, (iii) commercial real estate lending, (iv) agency real estate debt, (v) non-agency real estate debt, and (vi) multi-sector alternative credit. To meet classification requirements, at least 75% of a Vehicle’s investment holdings must provide exposure to a foregoing sector to be classified within that sector. Within each sector, eligible Vehicles are selected based on market capitalization until approximately thirty-five (35) Vehicles spanning the foregoing sectors are included as constituents. Constituents in the Index are equal-weighted. The Index is rebalanced quarterly and reconstituted semi-annually.

To the extent the Index concentrates (
i.e.
, holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■
CEF and BDC Investing Risk.
The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV. In addition to the foregoing risks with respect to CEFs, federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies, and BDCs are subject to high failure rates among the companies in which they invest. BDCs may have relatively concentrated portfolios, which include a small number of investments. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may potentially result in material differences between a BDC’s NAV and its market price. As a result, shares of BDCs may trade at a discount from their NAV. There can be no assurance that the market discount on shares of any BDC purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such BDC, thereby adversely affecting the Fund’s NAV.

■
Interest Rate Risk.
Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

WisdomTree Trust Prospectus 89

■
REIT Investing Risk.
By investing in REITs, the Fund will be exposed to the risks of owning real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act. REITs may use leverage (and some may be highly leveraged), which increases risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■
Market Risk.
The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, the respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Although many global economies have begun to re-open as infection and hospitalization rates decline, some economies, including those of countries with limited access to COVID-19 vaccines, have struggled to control the spread of the virus and re-open their economies. As a result, it remains unclear how COVID-19 will impact global markets in the future.

■
Shares of the Fund May Trade at Prices Other Than NAV.
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■
Agency Mortgage-Backed Securities Risk.
The Fund may invest in mortgage-related fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Department of the Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA or FHLMC and other agencies that are placed under conservatorship of the U.S. government. GNMA securities are generally backed by the full faith and credit of the U.S. government. Agency mortgage-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of agency mortgage-backed securities. Agency mortgage-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Agency mortgage-backed securities can also be subject to the risk of default on the underlying mortgages. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss. These risks may reduce the Fund’s returns.

■
Asset-Backed Securities Risk.
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of asset-backed securities. Asset-backed securities can also be subject to the risk of default on underlying assets. Asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

■
Cybersecurity Risk.
The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized

90 WisdomTree Trust Prospectus

to purchase and redeem shares directly from the Fund (
i.e.,
Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■
Dividend Paying Securities Risk.
Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company’s dividend payments may adversely affect the Fund.

■
Geopolitical Risk.
The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations  (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■
Illiquid Investments Risk.
Illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investments acquired by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

■
Index and Data Risk.
The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■
Investments in Underlying Funds Risk.
Because the Fund invests in Underlying Funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments. Investments by the Fund in an Underlying Fund are subject to, among other risks, the risk that the listing exchange may halt trading of the Underlying Fund’s shares. In addition, the Fund may be subject to the following risks as a result of investments and strategies pursued by the Underlying Funds:

■
Collateralized Loan Obligation Risk.
A collateralized loan obligation is a trust collateralized by a pool of credit-related assets. Accordingly, collateralized loan obligation securities present risks similar to those of other types of credit investments, including credit and interest rate risks. The extent of these risks depend largely on the type of securities used as collateral and the class of the collateralized loan obligation in which the Fund invests. Collateralized loan obligations are typically leveraged, and such leverage will magnify the loss on collateralized loan obligation investments, which may result in investment loss experienced by the Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged.

■
High Yield Securities Risk.
Higher yielding securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■
Issuer Credit Risk.
The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or

WisdomTree Trust Prospectus 91

otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■
Micro-Capitalization Investing Risk.
Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Micro cap companies may be less financially secure and may be more vulnerable to key personnel losses. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

■
Private Credit Risk.
Investments in private securities are not traded in public markets, are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

■
Senior Loan Investing Risk.
Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

■
Investment Style Risk.
The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■
Non-Agency Mortgage-Backed Securities Risk.
Non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

■
Non-Diversification Risk.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■
Small-Capitalization Investing Risk.
The Fund may invest a relatively large percentage of its assets in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs and earnings.

92 WisdomTree Trust Prospectus

Fund Performance
The Fund is new and therefore does not have a performance history. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com.

Management

Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser's Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Marlene Walker-Smith, a Director, Head of Equity Index Portfolio Management, has been a portfolio manager of the Fund since its inception in May 2021.

David France, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Michael Stoll, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares
The Fund is an ETF. This means that individual shares of the Fund are listed on a national securities exchange, such as Cboe BZX Exchange, Inc., and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 93

Additional Information About the Funds

Additional Information About the Funds’ Investment Objectives
Since each Fund’s investment objective has been adopted as a non-fundamental investment policy, each Fund’s investment may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Currency Strategy and Fixed Income Funds
Additional Information About the Bloomberg U.S. Dollar Bullish Fund Strategy.
The Bloomberg U.S. Dollar Bullish Fund may invest in additional instruments and below is a brief description of these instruments:

■
Futures contract  – a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date.

■
Listed currency option  – a call or put option on a foreign currency, either on an exchange or in the over-the-counter market, that gives the purchaser of the option the right to buy or sell, respectively, the foreign currency at the exercise price until the option expires.

The Bloomberg U.S. Dollar Bullish Fund’s investments in listed options and futures contracts will be backed by investments in U.S.-issued money market securities, U.S. government securities or other liquid assets in an amount equal to the exposure of such contracts. The Fund may invest directly in foreign currencies in the form of bank and financial institution deposits, certificates of deposit, and bankers acceptances denominated in a specified non-U.S. currency and may enter into foreign currency exchange transactions. The Fund may also conduct its foreign currency exchange transactions on a spot (
i.e.
, cash) basis at the spot rate prevailing in the foreign currency exchange market.

Although the Fund may invest in listed currency options, currency swaps and spot currencies, investments in such instruments are expected to be limited, in each case to not more than 20% of the Bloomberg U.S. Dollar Bullish Fund’s net assets.

Additional Information About the Chinese Yuan Strategy Fund.
The Fund may also invest in money market securities and other instruments, including forward currency contracts and swaps, denominated in Chinese yuan that trade and settle in Hong Kong and other markets outside of mainland China. The market for these yuan-denominated instruments is sometimes referred to as the “CNH market.” Eligible yuan-denominated investments include time deposits of commercial banks, short-term corporate debt, short-term debt issued by the government of China (including its agencies and instrumentalities), as well as short-term debt issued by supranational organizations (such as the International Bank for Reconstruction and Development). The Fund also may enter into repurchase agreements.

Additional Information About the Emerging Currency Strategy Fund.
The decision to secure investment exposure directly or indirectly will be a function of, among other things, market accessibility, credit exposure, and tax ramifications for foreign investors. If the Fund pursues direct investment, eligible investments include short- term securities issued by emerging market governments and their agencies or instrumentalities, bank debt obligations and time deposits, bankers’ acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed securities, and asset-backed securities.

Additional Information About the Fixed Income Active Fund Strategies.
Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, and Mortgage Plus Bond Fund may sometimes be referred to together as the “Fixed Income Active Fund.” The Emerging Markets Local Debt Fund intends to provide a broad-based exposure to local currency debt. The Emerging Markets Corporate Bond Fund intends to provide a broad-based exposure to emerging market corporate debt and therefore will invest in both investment grade and non- investment grade securities. The degree of credit risk for a particular security may be reflected in its credit rating. Investment grade debt securities are generally those rated Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard and Poor’s Corporation (“S&P”) or Fitch, and typically subject to less credit risk than non-investment grade debt securities. The Emerging Markets Local Debt Fund and Emerging Markets Corporate Bond Fund generally do not expect to have more than 25% of their assets invested in non-investment grade securities, except the Emerging Markets Corporate Bond Fund, which expects to have 50% or more of its net assets invested in investment grade securities and not more than 50% of its net assets invested in non-investment grade securities. This may change from time to time, including to a higher percentage of non-investment grade securities, based on market conditions and the condition of specific issuers and securities. Within

94 WisdomTree Trust Prospectus

the non-investment grade category, some issuers and instruments are considered to be of lower credit quality and at higher risk of default (commonly referred to as “junk bonds”).

The Mortgage Plus Bond Fund may invest in other investments that the Fund believes will help it achieve its investment objective, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies, such as ETFs).

Additional Information About the Emerging Markets Corporate Bond Fund Strategy.
The Emerging Markets Corporate Bond Fund may invest in loan participation notes. A loan participation note is a type of short-term debt instrument. They typically are issued by an offshore special purpose vehicle for the purpose of funding a loan by the special purpose vehicle to an offshore corporation or other entity. Loan participation notes are sometimes used by companies in non-U.S. markets to raise money because tax regulations or other laws make it difficult or expensive for such companies to issue debt directly into the global bond market. If the company fails to repay the loan received from the special purpose vehicle, the special purpose vehicle generally will not be able to honor its obligation to repay the notes.

The decision to secure exposure through direct investment in Corporate Debt or indirectly through derivative transactions will be a function of, among other things, market accessibility, credit exposure, tax ramifications and regulatory requirements applicable to U.S. investment companies. If, subsequent to an investment, the Fund’s 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Additional Information About the Fixed Income Index Funds’ Strategies.
The Interest Rate Hedged U.S. Aggregate Bond Fund and Interest Rate Hedged High Yield Bond Fund may sometimes be referred to together as the “Duration Funds”. The Duration Funds, Floating Rate Treasury Fund, Yield Enhanced U.S. Aggregate Bond Fund and Yield Enhanced U.S. Short-Term Aggregate Bond Fund may sometimes be referred to together as the “Fixed Income Index Funds.”

WisdomTree Asset Management expects that, over time, the correlation between each Fixed Income Index Fund’s performance and that of its underlying Index, before fees and expenses, will be 95% or better. A number of factors may affect each Fixed Income Index Fund’s ability to achieve a high degree of correlation with its underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The quantity of holdings in each Fixed Income Index Fund using a representative sampling strategy will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Fund’s underlying Index and consequently the attributes of the underlying Index may change. Each Fixed Income Index Fund may sell securities that are represented in its underlying Index, or purchase securities that are not yet represented in its underlying Index, in anticipation of their removal from or addition to the underlying Index or to reflect various other changes to the underlying Index.

Further, each Fixed Income Index Fund may overweight or underweight securities in its underlying Index, purchase or sell securities not in its underlying Index, or utilize various combinations of other available techniques, in seeking to track its underlying Index.

Each Fixed Income Index Fund may invest in other investments (generally up to 20% of its assets) that the Fund believes will help it track its Index, including cash and cash equivalents, and other fixed income securities, as well as in shares of other investment companies (including affiliated investment companies), forward contracts, futures contracts, options on futures contracts, options and swaps.

Additional Information About the Alternative Funds
Additional Information About the PutWrite Fund’s Investment Strategy.
WisdomTree Asset Management expects that, over time, the performance of the CBOE S&P 500 PutWrite Strategy Fund (the “PutWrite Fund”) and its Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree

WisdomTree Trust Prospectus 95

of correlation. The quantity of holdings in a Fund using a representative sampling strategy will be based on a number of factors, including asset size of the Fund.

The PutWrite Fund may invest in other investments that the Fund believes will help it track its Index, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies), forward contracts, futures contracts, options on futures contracts, options and swaps.

The PutWrite Fund may also invest in short-term, high quality securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities, repurchase agreements backed by U.S. government and non-U.S. government securities, money market mutual funds, deposits and other obligations of U.S. and non-U.S. banks and financial institutions (“Money Market Securities”). All Money Market Securities acquired by the Fund will be rated investment grade, except that the Fund may invest in unrated Money Market Securities that are deemed by the Adviser or Sub-Adviser to be of comparable quality to Money Market Securities rated investment grade. The term “investment grade,” for purposes of Money Market Securities only, is intended to mean securities rated A1 or A2 by one or more nationally recognized statistical rating organizations.

The PutWrite Fund may also invest up to 20% of its net assets (in aggregate) in one or more of the following derivative instruments or other investments not included in its Index, which the Adviser or Sub-Adviser believes will help the Fund to track its Index and whose collective performance is intended to correspond to its Index: (1) S&P 500 ETF put options, total return swaps on the S&P 500 Index, S&P 500 Index futures, and options on S&P 500 Index futures. For example, the Fund may invest in total return swaps that create positions equivalent to investments in SPX Puts and U.S. Treasury securities. The Fund’s investment in total return swap agreements will be backed by investments in U.S. government securities in an amount equal to the exposure of such contracts. The Fund may also invest up to 10% of its total assets in over-the-counter S&P 500 Index put options.

The PutWrite Fund may invest up to 20% of its net assets in other exchange traded products (“ETPs”), such as other ETFs, as well as in non-exchange-traded registered open-end investment companies (
i.e.
, mutual funds). The Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument.

Additional Information About the Investment Strategy of the Managed Futures Strategy Fund.
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund. The Fund may invest in other investments that the Fund believes will help it achieve its investment objective, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies, such as ETFs).

Unlike the Fund, the WisdomTree Subsidiary is not an investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the Fund. The WisdomTree Subsidiary, however, is required to invest in commodity- linked derivatives in a manner consistent with the terms of its private letter ruling and certain provisions of the 1940 Act. The WisdomTree Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund.

Additional Information About the Investment Strategy of the Enhanced Commodity Strategy Fund.
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in commodity and commodity-related futures contracts, U.S. government securities and money market instruments that collectively will provide exposure to the commodities markets. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

The Fund may invest in other investments that the Fund believes will help it achieve its investment objective, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies, such as Funds).

Unlike the Fund, the WisdomTree Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the Fund. The WisdomTree Subsidiary, however, is required to invest in commodity-linked derivatives in a manner consistent with

96 WisdomTree Trust Prospectus

the terms of its private letter ruling and certain provisions of the 1940 Act. The WisdomTree Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund.

Additional Information About the Investment Strategy of the Alternative Income Fund.
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the underlying Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities, such as depositary receipts based on component securities. The Adviser expects that, over time, the correlation between the Fund’s performance and that of its Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

The quantity of holdings in the Fund, by using a representative sampling strategy, will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index, such as sectors, industries or countries represented in the Index and weightings, may change. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various corporate actions or other changes to the Index. Further, the Fund may overweight or underweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the Index.

The Index is an equal-weighted index that tracks the performance of 35 publicly-traded closed-end funds (“CEFs”), business development companies (“BDCs”), and real estate investment trusts (“REITs”) (CEFs, BDCs, and REITs are collectively referred to as “Vehicles”) selected because of their individual exposure to a range of U.S. alternative credit sectors. The Vehicles in the Index are classified based on their investment holdings into one of the six alternative credit sectors defined in the table below:

Alternative Credit Sector	Primary Alternative Credit Investments

Private Corporate Lending	Private loans made to middle market corporations and/or any other type of private middle market corporate lending or financing

Public Corporate Debt	High yield bonds (“junk bonds”), broadly syndicated loans and/or collateralized loan obligations (“CLOs”)

Commercial Real Estate Lending	Commercial real estate-backed loans, non-agency commercial mortgage-backed securities, and/or commercial real estate CLOs

Agency Real Estate Debt	Agency residential mortgage-backed securities (including mortgage servicing rights) and/or agency commercial mortgage-backed securities

Non-Agency Real Estate Debt	Real estate-backed debt including residential and commercial real estate loans and/or non-agency mortgage-backed securities

Multi-Sector Alternative Credit	Combination of investments in the above-referenced five sectors

Sector reclassifications of Vehicles occur annually and reclassification with respect to a Vehicle generally occurs only if the Vehicle has less than 63.75% exposure to the applicable sector (75% with respect to non-agency real estate debt), among other factors, for the last two reclassification cycles.

Under the 1940 Act, the Fund's investments in BDCs and CEFs are subject to the aggregate limits contained in Section 12(d)(1)(A)(iii). In order for the Fund’s investment strategy to be fully implemented, the Fund intends to

WisdomTree Trust Prospectus 97

rely on either Section 12(d)(1)(F) of the 1940 Act or Rule 12d1-4 under the 1940 Act to permit the Fund to invest in BDCs and/or CEFs in excess of this limitation in the 1940 Act, subject to certain conditions.

Non-Principal Information About the Funds' Investment Strategies
Temporary Defensive Strategies.
Each of the Fixed Income Active Funds, the Enhanced Commodity Strategy Fund and the Managed Futures Strategy Fund (together, the “Actively Managed Funds”) reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser or Sub-Adviser in response to adverse market, economic, political or other conditions. Each Actively Managed Fund also may “hedge” or minimize its exposure to one or more foreign currencies in response to such conditions. In the event that an Actively Managed Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Actively Managed Fund’s ability to achieve its investment objective may be limited.

Securities Lending.
Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

Additional Principal Risk Information About the Funds
This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summaries. Risk information may not be applicable to each Fund. Please consult each Fund's Summary sections to determine which risks are applicable to a particular Fund. Each of the factors below could have a negative impact on Fund performance and trading prices.

Active Management Risk
All of the Actively Managed Funds are actively managed using proprietary investment strategies and processes. Each Actively Managed Fund is subject to active management or security-selection risk and its performance therefore will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving a Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector or country and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Actively Managed Funds will achieve their investment objectives or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to an Actively Managed Fund’s net assets.

Agency Mortgage-Backed Securities Risk
Fixed income securities issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, FNMA and FHLMC, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA, FHLMC and other agencies that are placed under conservatorship of the U.S. government. Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government. Some U.S. government agencies, including FNMA and FHLMC, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the U.S. (
e.g
.., U.S. Treasury bonds). If a U.S. government agency that is the issuer of securities in which a Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely impacted. Defaults on, or low credit quality or liquidity of the underlying assets of the mortgage-backed securities may impair the value of these securities and result in losses. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of

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mortgage-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter term securities. These securities may be significantly affected by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying mortgages. During an economic downturn, the mortgages may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities.

Asset-Backed Securities Risk
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of asset-backed securities. Asset-backed securities can also be subject to the risk of default on the underlying assets. Asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Capital Controls and Sanctions Risk
Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions, may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund, and cause a Fund to decline in value.

Cash Redemption Risk
When a Fund redeems shares for cash or otherwise includes cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize capital gains that it might not have recognized if it had made a redemption in-kind (
i.e.
, distribute securities as payment of redemption proceeds). As a result, the Funds may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the sale of non-U.S. denominated securities by the Fixed Income Funds triggered by such redemptions may generate realized foreign exchange losses that could impact the income distributions paid by such Funds.

CEF and BDC Investing Risk
The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. The Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. CEFs are also able to utilize leverage to a greater degree than other investment companies, such as mutual funds or ETFs. As a result, the Fund may be exposed indirectly to leverage through an investment in CEFs, which may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns may be lower. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV.

There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.

Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. Investments made by BDCs generally are less liquid than publicly

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traded securities. The illiquidity of these investments may make it difficult to sell such investments, and the Fund may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the investment performance of a small number of investments, or even a single investment. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value. As a result, shares of BDCs may trade at a discount from their NAV. There can be no assurance that the market discount on shares of any BDC purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such BDC, thereby adversely affecting the Fund’s NAV.

Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Commodity Risk
The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. These factors may impair the ability of a Fund to sell its portfolio holdings quickly or for full value. Commodity derivatives, such as commodity-linked swaps and notes, are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Managed Futures Strategy and Enhanced Commodity Strategy Funds.

In addition to the factors set forth above, each commodity has risks that are inherent in the investment in such commodity:

Metals Commodities:
Price movements in commodity futures held by the Fund in metals commodities such as gold, silver, platinum and copper are affected by many specific additional factors. Some of these metal specific factors include, but are not limited to:

■
A change in economic conditions, such as a recession, can adversely affect the price of both industrial and precious metals. An economic downturn may have a negative impact on the usage and demand of metals, which may result in a loss for the Fund.

■	A sudden shift in political conditions of the world’s leading metal producers may have a negative effect on the global pricing of metals.

■	An increase in the hedging of precious metals may result in a decline in the price of precious metals.

■	Changes in global supply and demand for industrial and precious metals.

■	The price and quantity of imports and exports of industrial and precious metals.

■	Technological advances in the processing and mining of industrial and precious metals.

Agricultural Commodities:
Price movements in commodity futures held by the Fund in agricultural commodities, such as wheat, corn and soybeans, are affected by many factors. Some of these agricultural specific factors include, but are not limited to:

■	Farmer planting decisions, and general economic, market and regulatory factors all influence the price of agricultural commodities.

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■
Weather conditions, including hurricanes, tornadoes, storms and droughts, may have a material adverse effect on crops, live cattle, live hogs and lumber, which may result in significant fluctuations in prices in such commodities.

■	Changes in global supply and demand for agriculture products.

■	The price and quantity of imports and exports of agricultural commodities.

■	Political conditions, including embargoes and war, in or affecting agricultural production, imports and exports.

■	Technological advances in agricultural production.

■	The price and availability of alternative agricultural commodities.

Energy Commodities:
Price movements in commodity futures held by the Fund in energy commodities, such as crude oil, heating oil and natural gas, are subject to risks due to frequent and often substantial fluctuations in energy commodity prices. In the past, the prices of natural gas and crude oil have been extremely volatile, and volatility is expected to continue. The markets and prices for energy commodities are affected by many factors. Some of those factors include, but are not limited to:

■
Changes in global supply and demand for oil and natural gas. By way of example, the oil market has recently experienced fluctuations in supply and demand, significantly impacting the price and volatility of oil,

■	The price and quantity of imports and exports of oil and natural gas.

■	Political conditions, including embargoes and war, in or affecting other oil producing activities.

■	The level of global oil and natural gas exploration, inventories, production or pricing.

■	Weather conditions.

■	Technological advances effecting energy consumption.

■	The price and availability of alternative fuels.

Bitcoin.
Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. Bitcoin’s lack of a physical form, reliance on technology for its creation, existence and transactional validation and its decentralization may subject its integrity to the threat of malicious attacks and technological obsolescence. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. In particular, the market for bitcoin futures is relatively new and commenced trading on the Chicago Mercantile Exchange in December 2017. As a result, the market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. These factors may increase the likelihood that the price of bitcoin futures will be volatile and/or will deviate from the price of bitcoin. Bitcoin futures may experience significant price volatility. Exchange-specified collateral for bitcoin futures is substantially higher than for most other futures contracts, and collateral may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. While the bitcoin futures market has grown substantially since the futures commenced trading, there can be no assurance that it will continue to grow. This may increase the chance that the Fund will experience increased trading costs when it sells bitcoin futures that are near expiration and purchases bitcoin futures that are further from expiration (a process known as “rolling”).

None of these specific commodity factors can be controlled in managing a Fund. Even if current and correct information as to substantially all factors are known or thought to be known, prices still will not always react as predicted.

Counterparty and Issuer Credit Risk
To the extent that each Fund engages in investment transactions or enters into derivative or other contracts with third parties (
i.e.
, “counterparties”) then each Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. If a counterparty defaults on its payment obligations a Fund will lose money and the value of an investment in Fund shares may decrease. In addition, a Fund may engage in such investment transactions with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material

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counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financials sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s, S&P, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in a Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

Currency Exchange Rate Risk
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investments and the value of a Fund’s shares. Because each Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in a Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly, unpredictably, and without warning, and you may lose money.

Cybersecurity Risk
The Funds and their service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Funds in many ways, including, but not limited to, disruption of a Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting a Fund’s third-party service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may subject a Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund. For instance, cyber-attacks may impact a Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause a Fund to incur additional compliance costs associated with corrective measures, subject a Fund to regulatory fines or other financial losses, and/or cause reputational damage to a Fund. Cybersecurity breaches of market makers, Authorized Participants, or the issuers of securities in which a Fund invests could also have material adverse consequences on a Fund’s business operations and cause financial losses for a Fund and its shareholders. While the Funds and their service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Funds have no control over the cybersecurity protections put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

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Derivatives Risk
Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money. Derivatives include forward currency contracts, futures contracts and swaps.

Forward Currency Contracts
A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The risks of forward currency contracts include but are not limited to the risk that the counterparty will default on its obligations.

Futures Contracts
A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

In addition, for the WisdomTree Enhanced Commodity Strategy Fund, as the Fund’s futures contracts near expiration, they are replaced by contracts that have a later expiration. For example, a contract purchased and held in December 2020 may specify a February 2021 expiration. As that contract nears expiration, it may be replaced by selling the February 2021 contract and purchasing the contract expiring in April 2021. This process is referred to as “rolling.” Historically, the prices of crude oil and heating oil have frequently been higher for contracts with shorter-term expirations than for contracts with longer-term expirations, which is referred to as “backwardation.” In these circumstances, absent other factors, the sale of the February 2021 contract would take place at a price that is higher than the price at which the April 2021 contract is purchased, thereby creating a gain in connection with rolling. While crude oil and heating oil have historically exhibited consistent periods of backwardation, backwardation will likely not exist in these markets at all times. For instance, in May 2020, futures for oil to be delivered in June 2020 traded at times at approximately half of the value of futures for oil to be delivered in January 2021 – or in “contango”, as further described below. The absence of backwardation in crude oil and heating oil could adversely affect the value of a Fund.

Conversely, gold, corn, soybeans and wheat historically exhibit “contango” markets rather than backwardation. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months due to the costs of long-term storage of a physical commodity prior to delivery or other factors. Although gold, corn, soybeans and wheat have historically exhibited consistent periods of contango, contango will likely not exist in these markets at all times. The persistence of contango in gold, corn, soybeans and wheat could adversely affect the value of a Fund.

Swaps
A currency swap is an agreement between two parties to exchange one currency for another at a future rate. An interest rate swap typically involves the exchange of a floating interest rate payment for a fixed interest payment. A total return swap is an agreement between two parties in which one party agrees to make payments of the total return of a reference asset in return for payments equal to a rate of interest on another reference asset. The risks of swaps include but are not limited to the potential to increase or decrease the overall volatility of the Fund’s investments and its share price.

Floating Rate Notes Risk
The Floating Rate Treasury Fund invests primarily in floating rate notes. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the

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rate changes for the Floating Rate Notes, which only occur periodically. This risk is also heightened because floating rate Treasury obligations are new issuances for which a deep and liquid market has not yet developed.

Foreign Securities Risk
Investments in non-U.S. securities and instruments involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. Foreign securities also include American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets.

Futures Rolling Risk
The WisdomTree Enhanced Commodity Strategy Fund invests in or has exposure to commodities futures contracts and is subject to costs associated with and risks related to “rolling.” The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of settlement. Once this date is reached, the futures contract “expires.” As the futures contracts held by the Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.”

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in the relevant futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund.

There have been extended periods in which contango or backwardation has existed in the futures contracts markets, and such periods can be expected to occur in the future. These extended periods can cause significant losses for the Fund.

Additionally, because of the frequency with which the Fund expects to roll its futures contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

Geographic Investment Risk
To the extent that a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact

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on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Emerging Markets Risk
Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments, market manipulation concerns, and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, accounting, auditing, financial reporting and recordkeeping standards, (vi) fewer protections of property rights, (vii) limited investor rights and legal or practical remedies available to the Fund against portfolio companies, (viii) restrictions on the transfer of securities or currency or payment of dividends and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact a Fund’s ability to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, emerging market securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund and cause a Fund to decline in value. The volatility of emerging markets may be heightened by the actions (such as significant buying and selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities’ prices and cause Fund share prices to decline. For these and other reasons, investments in emerging markets are often considered speculative.

Geographic Concentration in China
Although the Chinese economy has grown rapidly during recent years and the Chinese government has implemented significant economic reforms to liberalize trade policy, promote foreign investment, and reduce government control of the economy, there can be no guarantee that economic growth or these reforms will continue. Economic liberalization in China may also result in disparities of wealth that lead to social disorder, including violence and labor unrest. The Chinese economy may also experience slower growth if global or domestic demand for Chinese goods decreases significantly and/or key trading partners apply trade tariffs or implement other protectionist measures. The Chinese economy is also susceptible to rising rates of inflation, economic recession, market inefficiency, volatility, and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability. Strained relationships with neighboring countries, including any military conflicts in response to such confrontations, may negatively impact China’s economic development and destabilize the region. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government places strict regulation on the Renminbi and Hong Kong dollar and manages the Renminbi and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. It is expected that such action would increase the value of the Renminbi and the Hong Kong dollar relative to the U.S. dollar. Of course, there can be no guarantee that this will occur, or that the Renminbi or the Hong Kong dollar will move in relation to the U.S. dollar as expected. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the Chinese government may enact laws and regulations that interfere with the operations of Chinese companies listed abroad, including U.S.-listed Chinese companies. China’s authoritarian government has also used force in the past to suppress civil dissent, and China’s foreign and domestic policies remain in conflict with those of Hong Kong as well as nationalist and religious groups in Xinjiang and Tibet. These and other factors could have a negative impact on the Chinese economy as a whole.

Independent market quotations for the Chinese securities held by a Fund may not be readily available, and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that a Fund may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which a Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund shares.

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Investments in Europe
Most developed countries in Western Europe are members of the European Union (“EU”), many are also members of the European Economic and Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) substantial changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) significant changes in the supply and demand for European imports or exports, and (vi) high unemployment rates.

In June 2016, the United Kingdom voted in a referendum to leave the EU. As a result of the referendum, S&P downgraded the United Kingdom’s credit rating from “AAA” to “AA” and the EU’s credit rating from “AA+” to “AA” in the days that followed the vote. Other credit ratings agencies have taken similar actions. On March 29, 2017, the United Kingdom invoked article 50 of the Lisbon Treaty, notifying the European Council of the United Kingdom’s intention to withdraw from the EU by March 29, 2019. However, after two years of negotiating the United Kingdom’s withdrawal from the EU, this date was extended until October 31, 2019 and subsequently extended until January 31, 2020, on which date the United Kingdom formally exited the EU. During an 11-month transition period, the United Kingdom, including its businesses and people, continued to abide by applicable EU rules, honor the United Kingdom’s trade relationships with EU countries, and prepare for the new post-Brexit rules to take effect on January 1, 2021. Effective January 1, 2021, the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The trade agreement governs the relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit may also impact markets of the United Kingdom and the EU, as well as global markets, should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally. Any or all of these consequences could potentially have an adverse effect on the value of the Fund’s investments.

Geopolitical Risk
Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, a Fund’s exposure to the other risks described herein will likely increase. For example, a market disruption may adversely affect the orderly functioning of the securities markets. Each of the foregoing may negatively impact the Fund’s investments.

Hedging Risk
The Duration Funds are subject to hedging risk. The short positions in U.S. Treasuries contained in each Duration Fund’s underlying Index, as well as the Duration Funds' holdings to obtain such exposure, are not intended to mitigate credit risk or mitigate changes in bond values associated with investor perceptions regarding, or premiums placed on, credit risk (
i.e.
, credit risk premiums) or otherwise mitigate risks associated with other factors influencing the price of such bonds, which may have a greater impact than rising or falling interest rates.

The underlying Index of each Duration Fund seeks to mitigate the potential negative impact of rising U.S. Treasury rates on the performance of bonds in the long portfolio of the Index. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions.

Each Duration Fund’s underlying Index’s short positions also may fail to provide the targeted duration in light of changes in the shape of the U.S. Treasury curve. The interest rate profile between the long and short exposures of an index and fund could also evolve significantly between monthly rebalancing. This could lead to temporary dislocations between a Fund’s intended and actual sensitivity to interest rates, which could impact performance.

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There may also be significant differences between the bond markets and U.S. Treasury markets (including futures markets for U.S. Treasuries) that could result in a Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. In addition, when interest rates fall, an unhedged investment in the same long portfolio of bonds will outperform the Fund.

High Yield Securities Risk
The Interest Rate Hedged High Yield Bond Fund invests primarily in high yield securities, rated lower than Baa3 by Moody’s, or equivalently rated by S&P or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” In addition, each Fixed Income Active ETF may invest a limited portion of their assets in securities rated lower than Baa3 by Moody’s, or equivalently rated by S&P or Fitch. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Illiquid Investments Risk
Illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investments acquired by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

Implied Volatility Risk
When the PutWrite Fund sells a SPX Put, the Fund gains the amount of premium it receives; however, the Fund also incurs a liability that represents the value of the SPX Put it has sold until the SPX Put is exercised or expires. The value of the SPX Puts in which the Fund invests is partly based on the volatility used by market participants to price such options (
i.e.
, implied volatility). Consequently, increases in the implied volatility of the SPX Puts will cause the value of such options to increase (even if the prices of the S&P 500 stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under the SPX Puts and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the SPX Puts expire or are struck at-the-money. The implied volatility of the SPX Puts sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of S&P 500 stocks participate or factors relating to specific S&P 500 companies.

Index and Data Risk
The Funds that employ a “passive management” – or indexing – investment approach (the Fixed Income Index Funds, PutWrite Fund and Alternative Income Fund, together the “Index Funds”) are not “actively” managed and seek to track the price and yield performance, before fees and expenses, of the applicable Index. The Index Provider has the right to make adjustments to the Indexes or to cease making the Indexes available without regard to the particular interests of the Funds or the Funds' shareholders. While the Index Provider provides a rules-based methodology that describes what each Index is designed to achieve within a particular set of rules, neither the Index Provider, its agents nor data providers provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the applicable Index, its calculation, valuation or its related data, and they do not guarantee that the applicable Index will be in line with the Index Provider’s methodology, regardless of whether or not the Index Provider is affiliated with the Adviser. The composition of the Index is dependent on data from one or more third parties and/or the application of such data within the rules of the Index methodology, which may be based on assumptions or estimates. If the computers or other facilities of the Index Provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index computations and/or the construction of the Indexes may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Funds and their shareholders. The potential risk of continuing error may be particularly heightened in the case of the Indexes, which are generally not used as benchmarks by other funds or managers. Any of the foregoing may lead to the inclusion of securities in an Index, exclusion of securities from an Index or the weighting of securities in an Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such events not occurred. The Adviser, through a Sub-Adviser, seeks to manage each Fund

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to correspond to the applicable Index provided by the Index Provider. Consequently, losses or costs associated with an Index’s errors or other risks described above will generally be borne by the Funds and their shareholders and neither the Adviser nor its affiliates or agents make any representations or warranties regarding the foregoing.

Interest Rate Risk
The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The “average portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

Investment in Underlying Funds Risk
Because the Alternative Income Fund invests in Underlying Funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments. Investments by the Fund in an Underlying Fund are subject to, among other risks, the risk that the listing exchange may halt trading of the Underlying Fund’s shares. In addition, the Fund may be subject to the following risks as a result of investments and strategies pursued by the Underlying Funds:

Collateralized Loan Obligation Risk
Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund, through its investments in the Vehicles, may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

High Yield Securities Risk
Investing in high yield securities or junk bonds involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Issuer Credit Risk
The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due on the security, or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the

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rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund's portfolio investments.

Micro-Capitalization Investing Risk
Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Private Credit Risk
Private credit investments are restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Fund. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are not traded in public markets, are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Senior Loan Investing Risk
Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower.

Senior loans generally are not registered with the SEC and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, which may impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans.

Investment Risk
As with all investments, an investment in a Fund is subject to loss. Investors in a Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Style Risk
Each of the Index Funds invests in the securities included in, or representative of, its Index regardless of their investment merit. The Index Funds do not attempt to outperform their Indexes or take defensive positions in declining markets. As a result, each Index Fund’s performance may be adversely affected by a general decline in the

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market segments relating to its Index. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause a Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Dividend Paying Securities Risk
There is a chance that the ability to pay dividends by the issuer of a preferred stock held by the Fund may deteriorate or the issuer may default (
i.e
., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

Issuer Credit Risk
The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due on the security, or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The Funds cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financials sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Funds may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Funds' portfolio investments.

Issuer-Specific Risk
Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of a Fund.

Liquidity Risk
The Funds may invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Capitalization Risk

Small-Capitalization Investing
The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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Market Risk
The trading prices of equity securities, fixed income securities, currencies, commodities, and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. A Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Recent Events
The respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted or suspended. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in the re-opening of businesses, a reduction in quarantine and masking requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated individuals. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

Models and Data Risk
The Active Funds are actively managed based upon the Adviser’s quantitative model, which is heavily dependent on data from one or more third parties and may not perform as intended. If the computers or other facilities of the data providers malfunction for any reason, model calculation and dissemination may be delayed, and trading of Fund shares may be suspended for a period of time. Errors in the model data, calculations and/or the construction of the model may occur from time to time and may not be identified and/or corrected by the Adviser or other applicable party for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the model, which will likely not be used by other funds or managers.

Mortgage- and Asset-Backed Securities Risk
Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Non-Agency Mortgage-Backed Securities Risk
Non-agency mortgage-backed securities are mortgage-backed securities issued or guaranteed by private issuers. Non-agency issued mortgage-backed securities are not backed by the full faith and credit of the U.S. government and must rely only on the creditworthiness of the issuer and the underlying mortgages for repayment. As a result, non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. Therefore, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

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Non-Correlation Risk
As with all index funds, the performance of an Index Fund and its Index may vary somewhat for a variety of reasons. For example, each Index Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, an Index Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index or may be subject to pricing differences, differences in the timing of dividend accruals, tax gains or losses, currency convertibility and repatriation, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to an Index to be reflected in the portfolio composition of an Index Fund. The use of sampling techniques may affect an Index Fund’s ability to achieve close correlation with its Index. By using a representative sampling strategy, an Index Fund generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions.

Non-Diversification Risk
Each Fund is considered to be non-diversified. This means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on a Fund’s performance. However, each Fund intends to satisfy the asset diversification requirements under Subchapter M of the Code for qualification as a RIC. See the “Taxes – Qualification as a Regulated Investment Company” section of the Statement of Additional Information (“SAI”) for detail regarding the asset diversification requirements.

Offshore Investor Risk
The opportunity for offshore investors, such as the Chinese Yuan Strategy Fund, to access certain markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide offshore investors with exposure to such markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in the selected countries.

Portfolio Turnover Risk
The investment strategies of the Bloomberg U.S. Dollar Bullish Fund, Emerging Markets Corporate Bond Fund, Mortgage Plus Bond Fund, PutWrite Fund, Managed Futures Strategy Fund and Fixed Income Index Funds may result in high portfolio turnover rates. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect a Fund’s performance.

The Managed Futures Strategy Fund's strategies may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

The PutWrite Fund will pay transaction costs, such as commissions or mark-ups in the bid/ask spread on SPX Puts, as applicable, when it writes options on the Roll Date. Because the Fund “turns over” its SPX Puts every month in this fashion, the Fund will incur high levels of transaction costs. While the turnover of the SPX Put positions is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (
e.g.
, in excess of 100% per year). The Fund’s high level of transaction costs may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Prepayment Risk and Extension Risk
Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a Fund’s net asset value. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), a Fund may lose the amount of the premium paid in the event of prepayment. Many issuers have a right to prepay their fixed income securities. Issuers may be

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more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. If interests rate rise, then issuers may extend the duration of a fixed income security so that it is paid off more slowly than expected and the value of the security may decline.

Put Option Risk
Options may be subject to volatile swings in price influenced by changes in the value of the underlying instrument. Although the PutWrite Fund collects premiums on the options that it writes, the Fund’s risk of loss if any of its options is exercised and expires in-the-money (
i.e.
, the Fund, as the seller of the SPX Puts, owes the buyer of the SPX Puts) may outweigh the gains to the Fund from the receipt of such option premiums. The potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Furthermore, it could be the case that the SPX Puts sold by the Fund may not perfectly correlate with the returns of their underlying stocks.

REIT Investing Risk
By investing in REITs, the Alternative Income Fund will be exposed to the risks of owning real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code, and failing to maintain exemption from the registration requirements of the 1940 Act. REITs may use leverage (and some may be highly leveraged), which increases risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates. As the demand for, or prices of, real estate increase, the value of the Fund’s investments in REITs generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Repurchase Agreement Risk
A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Funds will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks, and the collateral securing the repurchase agreements generally will be limited to U.S. government securities and cash. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before a Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period.

Risk of Limited Issuance
The issuance of FRNs by the U.S. Treasury is relatively new and the amount of supply is limited. There is no guarantee or assurance that: (i) the Floating Rate TreasuryFund will be able to invest in a desired amount of FRNs, (ii) the Floating Rate TreasuryFund will be able to buy FRNs at a desirable price, (iii) FRNs will continue to be issued by the U.S. Treasury, or (iv) FRNs will be actively traded. Any or all of the foregoing, should they occur, would negatively impact the Floating Rate TreasuryFund.

Sector Risks

Energy Sector Risk
The energy sector includes, for example, oil, gas, and consumable fuel companies. The energy sector can be significantly affected by, among other things, worldwide economic growth, worldwide demand, political instability in the Middle East, eastern Europe or other oil or gas producing regions, and volatile oil prices. Securities’ prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, exchange rates, interest rates, increased competition and technological advances, liabilities for environmental damage and general civil liabilities and tax and other governmental

WisdomTree Trust Prospectus 113

regulatory policies. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ earnings. A significant portion of revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As the demand for, or prices of, energy increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, energy generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Financials Sector Risk
The financials sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

Industrials Sector Risk
The industrials sector includes, for example, aerospace and defense, non-residential construction, engineering, machinery, transportation, and commercial and professional services companies. This sector can be significantly affected by, among other things, business cycle fluctuations, worldwide economic growth, government and corporate spending, supply and demand for specific products and manufacturing, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of a Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of a Fund and your investment.

Securitized Credit Securities Risk
Securitized Credit Securities are securities typically collateralized by pools of obligations or assets. The value of a Fund’s investments in Securitized Credit Securities (other than mortgage-backed securities), such as asset-backed securities, collateralized loan obligations and credit risk transfer securities, may be adversely affected by changes in interest rates (whether increasing or decreasing), factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Securitized Credit Securities can also be subject to the risk of default on the underlying assets, while also being subject to greater liquidity risk than other types of asset-backed securities, and a Fund could incur losses. Many Securitized Credit Securities are also subject to prepayment risk in a declining interest rate environment and extension risk in an increasing rate environment.

Shares of the Funds May Trade at Prices Other Than NAV
As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will not materially differ from a Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of a Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Thus, you may pay more (or less) than NAV when you buy shares of a Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Short Sales Risk
The Duration Funds will, and the Managed Futures Strategy Fund may, engage in “short sale” transactions. A short sale involves the sale by a Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a

114 WisdomTree Trust Prospectus

security or instrument. A Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. A Fund may enter into short positions in U.S. Treasuries as well as short derivative positions through futures contracts on U.S. Treasuries. The Managed Futures Strategy Fund may enter into a short derivative position through a futures contract, swap agreement, structured note, or short positions on currency forwards. If the price of the security or derivative that is the subject of a short sale increases, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may not be able to fully or partially implement its short selling strategy.

Sovereign Debt Risk
Each Fund, except the Duration Funds, Floating Rate Treasury Fund, Mortgage Plus Bond Fund, and Alternative Funds may invest a significant portion of its assets in sovereign debt. The Funds' investments in sovereign debt, which includes securities issued or guaranteed by a foreign sovereign government, present risks not associated with investments in other types of bonds. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest payments when due, and the Funds may have limited recourse against the issuing government or agency in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. bonds. In the past, governments of certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, refused to honor their payment obligations on their sovereign debt, and restructured their indebtedness. The restructuring of sovereign debt may involve obtaining additional credit to finance outstanding obligations and the reduction or rescheduling of payments of interest and principal. As a holder of such sovereign debt, the Funds may be asked to participate in the restructuring of such sovereign indebtedness. There can be no assurance that such restructurings will result in the full repayment of the issuer’s sovereign debt.

Subsidiary Investment Risk
The WisdomTree Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Thus, the Managed Futures Strategy Fund and Enhanced Commodity Strategy Fund (together, the “Managed Futures and Enhanced Funds”), as investors in the corresponding WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Managed Futures and Enhanced Funds and the WisdomTree Subsidiaries are organized, respectively, could result in the inability of a Fund and/or a WisdomTree Subsidiary to operate as intended and could negatively affect a Fund and its shareholders.

Tax Risk
The Managed Futures and Enhanced Funds expect to obtain exposure to the commodities markets by entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps and structured notes. The Managed Futures and Enhanced Funds each intend to invest in such commodity-linked derivative instruments, in whole or in part, indirectly through its WisdomTree Subsidiary. In order for a Fund to qualify as a RIC, a Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which a Fund invests may not be considered qualifying income. To the extent a Fund makes direct investments in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, a Fund’s non-qualifying income is less than 10% of its gross income. A Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test, but in order to do so a Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) a Fund’s returns. Important tax information is described in more detail below in the section on “Additional Tax Information.”

WisdomTree Trust Prospectus 115

TBA Transactions Risk
The Interest Rate Hedged U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund, Yield Enhanced U.S. Short-Term Aggregate Bond Fund and Mortgage Plus Bond Fund may enter into “TBA Transactions” for mortgage-backed securities. TBA Transactions are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Funds will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to a Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, a Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

U.S. Treasury Exposure Risk
The methodology used to select U.S. Treasuries for the underlying Indexes of the Duration Funds (or U.S. Treasuries or U.S. Treasury futures, in the case of the Duration Funds) for different maturities within the short exposure could produce performance that is dissimilar from other U.S. Treasuries of similar maturities. For example, unique supply and demand conditions could create a market whereby selected U.S. Treasuries or positions trade either more or less expensively than other U.S. Treasuries or positions of the same maturity, which could negatively impact the performance of the Duration Funds.

Volatility Risk
The Managed Futures Strategy Fund is designed to capture the long-term economic benefits of rising or declining market trends. Frequent or significant short-term price movements could adversely impact the performance of the Fund. “Whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends) and generally are not adjusted on an intra-month basis.

Yield Curve Risk
The Duration Funds and their underlying Indexes will have short exposure to U.S. Treasuries with different maturity dates and weightings. Interest rates do not change uniformly for U.S. Treasuries of differing lengths of maturity in response to market and economic conditions. For example, interest rates for shorter maturity U.S. Treasuries may rise or fall more or less than interest rates for longer maturity U.S. Treasuries and rates may rise for U.S. Treasuries of certain maturities but fall for U.S. Treasuries of different maturities. Changes in interest rates among U.S. Treasuries with different maturities could impact returns produced both by the long exposures and short exposures of the Index and Fund in different ways, which could lead to unexpected performance, including Fund losses. The methodology of each Duration Fund Index and the investment approach of the Duration Funds seek to address this risk, but are subject to the constraints of providing the desired overall interest rate profile and evolving market conditions, and there is no guarantee that any such risk will be reduced or the desired outcome will occur.

Additional Non-Principal Risk Information
Trading.
Although each Fund’s shares are listed for trading on NYSE Arca, Inc., NASDAQ or Cboe BZX Exchange, Inc. (each, a “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in a Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

Costs of Buying or Selling Shares.
Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is

116 WisdomTree Trust Prospectus

willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity (including for the underlying securities held by a Fund), and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Shares of the Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending.
Although the Funds are indemnified by the Funds' lending agent for losses incurred in connection with a borrower’s default with respect to a loan, the Funds bears the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events could also trigger negative tax consequences for a Fund.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk.
The Funds have a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting: (i) APs exit the business, have a business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”) or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, have a business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”) or significantly reduce their business activities and no other entities step forward to perform their functions.

This risk may be heightened for Funds that invest in markets that require foreign securities settlement and/or because Authorized Participants may be required to post collateral in relation to securities settlement, which only certain Authorized Participants may be able to do.

Operational Risk.
The Funds and their service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Funds. Although the Funds and their service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Portfolio Holdings Information
Information about each Fund’s daily portfolio holdings, including the identities and quantities of such portfolio holdings, is available at www.wisdomtree.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (August 31) and its second fiscal quarter (February 28) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (November 30 and May 31, respectively) with the SEC in Part F of Form N-PORT no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov, or by calling WisdomTree Trust at 1-866-909-WISE (9473). A summarized description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI.

WisdomTree Trust Prospectus 117

Management

Investment Adviser
As the investment adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of the WisdomTree Trust (the “Trust”) and each of its separate investment portfolios called “Funds.” WisdomTree Asset Management is a registered investment adviser with offices located at 230 Park Avenue, New York, NY 10169, and is a leader in ETF management. As of November 30, 2021, WisdomTree Asset Management had assets under management totaling approximately $46.03 billion. WisdomTree Investments* is the parent company of WisdomTree Asset Management. WisdomTree Asset Management provides an investment program for each Fund. The Adviser provides proactive oversight of the Sub-Adviser, defined below, daily monitoring of the Sub-Adviser’s buying and selling of securities for each Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate.

* “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust.

For the fiscal year or period ended August 31, 2021, the Funds paid advisory fees to the Adviser, as a percentage of average daily net assets, in the amounts listed below.

Name of Fund	Management Fee
Bloomberg U.S. Dollar Bullish Fund	0.50%
Chinese Yuan Strategy Fund	0.45%
Emerging Currency Strategy Fund	0.55%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Floating Rate Treasury Fund	0.15%
Interest Rate Hedged High Yield Bond Fund	0.43%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%
Mortgage Plus Bond Fund	0.45%
Yield Enhanced U.S. Aggregate Bond Fund	0.12%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.12%
CBOE S&P 500 PutWrite Strategy Fund	0.44%
Managed Futures Strategy Fund	0.65% (1)
Alternative Income Fund	0.50%
Enhanced Commodity Strategy Fund	0.55%
(1)
The Fund's contractual Management Fee waiver, which limited the Management Fee to 0.65%, expired on December 31, 2020, and the Fund's Board of Trustees reduced the Fund's Management Fee to 0.65% effective January 1, 2021.

Under the Investment Advisory Agreement for each Fund, WisdomTree Asset Management has agreed to pay generally all expenses of each Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for each Fund, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ approval of the Advisory Agreement for each Fund (except Enhanced Commodity Strategy Fund and Alternative Income Fund) is available in the Trust’s Semi-Annual Report to Shareholders for the period ending February 28, 2021.

The basis for the Board of Trustees’ approval of the Enhanced Commodity Strategy Fund’s Investment Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders for the period ending February 28, 2021. The basis for the Board of Trustees’ approval of the Alternative Income Fund’s Investment Advisory Agreement is available in the Trust’s Annual Report to Shareholders for the period ending August 31, 2021.

118 WisdomTree Trust Prospectus

WisdomTree Asset Management is also responsible for the general management and administration of each WisdomTree Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Adviser and each WisdomTree Subsidiary. Under the advisory agreements, the Adviser provides each WisdomTree Subsidiary with the same type of management, for the same fee and under essentially the same terms, as is provided to the corresponding Fund. Each WisdomTree Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Funds.

Sub-Advisers
Mellon Investments Corporation (“Mellon”):
Mellon is responsible for the day-to-day management of each fund, except for the Voya IM Managed Funds and Newton Managed Funds (as defined below) (collectively, the “Mellon Funds”). Mellon, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 201 Washington Street, Boston, MA 02108. As of November 30, 2021, Mellon had assets under management totaling approximately $825 billion. Mellon is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. Mellon chooses each Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Mellon for providing sub-advisory services to the Mellon Funds.

Voya Investment Management Co., LLC (“Voya IM”):
Voya IM is responsible for the day-to-day management of the Mortgage Plus Bond Fund, Yield Enhanced U.S. Short-Term Aggregate Bond Fund, Interest Rate Hedged High Yield Bond Fund and the Emerging Markets Corporate Bond Fund (together, the “Voya IM Managed Funds”). Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, NY 10169. As of September 30, 2021, Voya IM had assets under management totaling approximately $257 billion. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM is responsible for the day-to-day management of each Voya IM Managed Fund. Voya IM chooses the portfolio investments of the Voya IM Managed Funds and places orders to buy and sell each such Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Voya IM Managed Funds.

Newton Investment Management North America, LLC (“Newton”):
Newton is responsible for the day-to-day management of the CBOE S&P 500 PutWrite Strategy Fund, Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund (the “Newton Managed Funds”). Newton also serves as sub-adviser for each WisdomTree Subsidiary and is responsible for each WisdomTree Subsidiary’s day-to-day management. Newton chooses each WisdomTree Subsidiary’s portfolio investments and place orders to buy and sell each WisdomTree Subsidiary’s portfolio investments. Newton, a registered investment adviser, is an indirect subsidiary of BNY Mellon, a banking and financial services company. Its offices are located at 201 Washington Street, Boston, Massachusetts 02108. As of September 30, 2021, Newton’s assets under management totaled approximately $80.57 billion. Newton is part of a group of affiliated companies that provide investment advisory services under the brand name “Newton Investment Management.” Investment advisory services are provided in the United States by Newton and in the United Kingdom by Newton Investment Management Ltd. WisdomTree Asset Management pays Newton for providing sub-advisory services to the Newton Managed Funds.

All Funds.
The basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for each Fund is available in the Trust’s Semi-Annual Report to Shareholders for the period ending February 28, 2021, except for Managed Futures Strategy Fund, Alternative Income Fund, CBOE S&P 500 PutWrite Strategy Fund, and Enhanced Commodity Strategy Fund, which is available in the August 31, 2021 Annual Report.

WisdomTree Asset Management, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day activities of the Funds. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for each Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

WisdomTree Trust Prospectus 119

Portfolio Managers

Mellon
Mellon utilizes teams of investment professionals acting together to manage the assets of each Fund sub-advised by Mellon (each, a “Mellon Managed Fund”). The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in each Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The individual members of the team who are jointly and primarily responsible for the day-to-day management of each Mellon Fund’s portfolio, except the Newton Managed Funds, are listed below.

David Nieman, a Vice President and Portfolio Manager, has been with the Sub-Adviser since 2013. Mr. Nieman is responsible for managing global aggregate, high yield and emerging market local currency funds, as well as duration hedged strategies. Prior to joining the Sub-Adviser, Mr. Nieman worked for State Street Global Advisors where he managed credit and interest rate strategies. Mr. Nieman earned a Master’s Degree in International Economics and Finance from Brandeis University and a Bachelor’s Degree in Economics from Brigham Young University.

Nancy Rogers, CFA, a Managing Director and Head of Fixed Income Index Portfolio Management, has been with the Sub-Adviser’s affiliates since 1987. Ms. Rogers is responsible for the management of domestic and international fixed income portfolios. Ms. Rogers earned an MBA in investments from Drexel University, holds a CFA designation and is a member of the CFA Institute and CFA Society of Pittsburgh.

Gregg Lee, CFA, is a senior portfolio manager responsible for domestic and international fixed income portfolios. He oversees the MBS/securitized sector and helps with the refinement and implementation of the portfolio management process. Mr. Lee also manages global aggregate portfolios, including all components and custom indexes, and fixed income ETFs. Previously, Mr. Lee managed and traded active fixed income portfolios, with an emphasis on MBS and asset-backed securities, and co-managed fixed income hedge funds. Prior to that, he served as head of fixed income trading, managed credit portfolios, worked in equity and multi-strategy portfolio management, and traded equities and derivatives. Mr. Lee joined the investment industry in 1989.
Mr. Lee earned a BS in managerial economics from the University of California at Davis. He holds the CFA
®
designation and is a member of the CFA Institute and CFA Society San Francisco.

The Alternative Income Fund is managed by Mellon’s Equity Index Strategies portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are described below.

Marlene Walker-Smith, a Director, Head of Equity Index Portfolio Management, has been with the Sub-Adviser since 1995. Ms. Walker-Smith leads a team of portfolio managers covering domestic and international index portfolios, as well as corporate actions. Previously, she served as an equity index portfolio manager and equity trader for the Sub-Adviser. Prior to joining the firm, Ms. Walker-Smith was a trader for Banc One Investment Advisors Corporation and a brokerage services manager for Mid Atlantic Capital Corporation. She has been in the investment industry since 1990. Ms. Walker-Smith earned an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College.

David France, CFA, a Vice President, has been with the Sub-Adviser since 2009. Mr. France is a senior portfolio manager and team manager in the equity index portfolio management group. He manages and leads a team of portfolio managers responsible for US and non-US equity index portfolios. Prior to joining the firm, he was an investment advisor with PNC Wealth Management. Previously, he worked as an investment analyst with Greycourt, an independent advisory firm serving wealthy families and foundations, and before that he held various fixed income and equity support positions at T. Rowe Price. He has been in the investment industry since 1995. Mr. France earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. He holds the CFA
®
designation and is a member of CFA Institute and CFA Society Pittsburgh.

Todd Frysinger, CFA, a Vice President, has been with the Sub-Adviser since 2007. Mr. Frysinger is a senior portfolio manager and team manager in the equity index portfolio management group. He manages and leads a team of portfolio managers responsible for US and non-US equity index portfolios. Prior to joining the firm, Mr. Frysinger served as assistant portfolio manager for Mellon Financial Corporation’s Corporate Treasury

120 WisdomTree Trust Prospectus

group, managing fixed income investment portfolios. He has been in the investment industry since 1996. Mr. Frysinger earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA
®
designation and is a member of CFA Institute and CFA Society Pittsburgh.

Vlasta Sheremeta, CFA, a Vice President, has been with the Sub-Adviser since 2011. Ms. Sheremeta is a senior portfolio manager and team manager in the equity index portfolio management group. She manages and leads a team of portfolio managers responsible for US and non-US equity index portfolios. Prior to joining the firm, she provided trade execution support to the FX trading desk at BNY Mellon. She has been in the investment industry since 2010. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA
®
designation and is a member of the CFA Institute and the CFA Society of Pittsburgh.

Michael Stoll, a Vice President, has been with the Sub-Adviser since 2005. Mr. Stoll is a senior portfolio manager and team manager in equity index portfolio management group. He manages and leads a team of portfolio managers responsible for US and non-US equity index portfolios. Prior to joining the firm, he was a senior manager in consulting engineering at Northgate Environmental Management. He has been in the investment industry since 2005. Mr. Stoll earned an MBA and an MS in geotechnical engineering from the University of California at Berkeley and a BS in civil engineering from the University of California at Irvine.

Voya IM
The Yield Enhanced U.S. Short-Term Aggregate Bond Fund is managed by Voya IM’s Multi-Sector Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Sean Banai, CFA, Head of Portfolio Management, joined Voya IM in 1999. Prior to that, Mr. Banai was a partner in a private sector company.

Bob Kase, CFA, Senior Portfolio Manager, joined Voya IM in 2007. Prior to that, Mr. Kase managed corporate, ABS and CMBS for SunTrust Bank.

Randall Parrish, CFA, Head of Credit and Senior High Yield Portfolio Manager, joined Voya IM in 2001. Prior to that, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.

Dave Goodson, Head of Securitized Investments and Senior Portfolio Manager, joined Voya IM in 2002. Prior to that, Mr. Goodson was a principal at an independent investment bank focused on asset-backed commercial paper transactions.

Brian Timberlake, CFA, PhD, Head of Fixed Income Research, joined Voya IM in 2003. Previously, Mr. Timberlake was the head of quantitative research where he helped develop an integrated, automated tool for interest rate hedging, created multifactor risk models, and was integral to the design and monitoring of customized client portfolios.

The Emerging Markets Corporate Bond Fund is managed by Voya IM’s Emerging Markets Debt Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jean-Dominique Butikofer, CFA, Head of Emerging Markets, joined Voya IM in 2014. Prior to that Mr. Butikofer was head of emerging markets at Union Bancaire Privée in Zürich, responsible for the EM macro and country analysis, sovereign risk and local fixed income markets including EM currencies.

Anthony A. Routh, Portfolio Manager, Emerging Markets Debt, joined Voya IM in 2006 and is responsible for managing EM Hard Currency assets. Prior to that, Mr. Routh was a portfolio manager for the structured finance team, covering non-agency mortgages and asset-backed securities.

The Mortgage Plus Bond Fund is managed by Voya IM’s Securitized Credit and Agency RMBS Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Mortgage Plus Bond Fund's portfolio are described below.

Dave Goodson, Head of Securitized Investments, is head of securitized fixed income and a senior portfolio manager for Voya IM’s non-agency and agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities strategies. Prior to joining Voya IM, he was a principal at an independent

WisdomTree Trust Prospectus 121

investment bank focused on asset-backed commercial paper transactions. Mr. Goodson began his career as a vice president in Wachovia Securities’ asset-backed finance group, marketing and executing securitizations for the bank’s corporate clients. He received a BS in management from the Georgia Institute of Technology.

Jonathan Abshire, CFA, Portfolio Manager, Structured Finance, is a portfolio manager on the non-agency RMBS and ABS securities team at Voya IM, focusing on European ABS. Previously, Mr. Abshire completed a four-year expatriate assignment with the European ABS team in the Netherlands, overseeing a €9 billion structured finance portfolio. Mr. Abshire began his career with Voya IM in the structured finance group, working on the non-agency RMBS and credit card ABS portfolios. Prior to joining Voya IM, Mr. Abshire worked as an intern for Merrill Lynch and UBS. He received a BBA with a concentration in finance from the Goizueta Business School at Emory University and holds the Chartered Financial Analyst
®
designation.

John R. Edwards, Portfolio Manager, Commercial Mortgage-Backed Securities, is a portfolio manager on the commercial mortgage-backed securities team for Voya IM, focusing on portfolio management and security selection, as well as credit monitoring and analysis. Previously, Mr. Edwards worked in Voya IM’s real estate whole loan group in numerous positions including production, risk management, problem loan restructure and real estate equities management.

Jeff Dutra, CFA, Senior Portfolio Manager, Structured Finance, is a senior portfolio manager for Voya IM, primarily responsible for the mortgage-backed securities/collateralized mortgage obligation portfolios. Previously, he ran the operations and accounting groups at Voya IM, responsible for financial derivatives and mortgage derivatives. Mr. Dutra received a BA in mathematics from the University of South Florida and an MBA from the University of Tampa. He holds the Chartered Financial Analyst
®
designation.

Justin McWhorter, CFA, CPA, Portfolio Manager, Structured Finance, is a senior portfolio manager at Voya IM with the majority of his investment experience specializing in agency mortgage-backed securities and collateralized mortgage obligations. Currently he manages several mortgage-only funds in addition to the agency mortgage sleeves of multi-sector fixed income products for Voya IM. Current and previous areas of focus include mortgage derivatives, agency debentures, mortgage repurchase agreements, dollar rolls, and the mortgage financing desk. He has earned his BS and MA from the University of Georgia and holds both the Chartered Financial Analyst
®
and Certified Public Accountant designations.

The Interest Rate Hedged High Yield Bond Fund is managed by Voya IM High Yield Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Randall Parrish, CFA, Head of Credit and Senior High Yield Portfolio Manager, joined Voya IM in 2001. As head of credit, Randy oversees the high yield, investment grade and emerging market teams. Previously, Randy was head of high yield and served as a portfolio manager and analyst on the high yield team since joining Voya in 2001. Prior to joining the firm, he was a corporate banker in leveraged finance with SunTrust Bank and predecessors to Bank of America. Randy received a BBA in business administration from the University of Georgia and holds the Chartered Financial Analyst
®
designation

Rick Cumberledge, CFA, Head of High Yield and Senior High Yield Portfolio Manager, joined Voya IM in 2007. Prior to joining Voya IM, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors from 2001 to 2007.

Newton
Newton utilizes teams of investment professionals acting together to manage the assets of the Newton Managed Funds. The individual members of the team who are jointly and primarily responsible for the day-to-day management of each Newton Managed Funds’ portfolio, are listed below.

Vassilis Dagioglu is a Managing Director and the Head of Asset Allocation Portfolio Management at Newton since September 2021. Prior thereto, Mr. Dagioglu served as the head of asset allocation portfolio management at Mellon, overseeing the team responsible for global multi-asset strategies including total return, absolute return, multi-asset income, global macro, and commodities. Previously at Mellon, Mr. Dagioglu managed multi-asset portfolios in addition to developing custom portfolio solutions. Prior to joining Mellon, Mr. Dagioglu designed and implemented financial information systems and consulted on enterprise information application development at IBM Global Services and Sybase. Mr. Dagioglu has been in the investment industry since 1998. Mr. Dagioglu received an MBA in finance from the University of California at Berkeley.

122 WisdomTree Trust Prospectus

James Stavena is a Managing Director and Portfolio Manager of Newton’s Asset Allocation Portfolio Management team since September 2021. Prior thereto, Mr. Stavena was a managing director and portfolio manager, asset allocation, with Mellon. He received his M.B.A. from Rice University and has over 30 years of investment experience.

Dimitri Curtil is a Managing Director, Asset Allocation Portfolio Management, and Leader, Systematic Multi-Asset Products and Solutions at Newton since September 2021. Prior thereto, Mr. Curtil was Chief Investment Officer, Head of Multi-Asset research at Mellon. He received a B.Sc. and M.Sc. degree from Zurich Federal Institute of Technology and an M.Sc. degree from Imperial College.

Torrey Zaches is a Portfolio Manager, Asset Allocation Portfolio Management at Newton since September 2021. Prior thereto, Mr. Zaches was a director and portfolio manager, asset allocation, with Mellon. Mr. Zaches earned an MBA from the University of Southern California and a BA in economics from the University of California at Santa Barbara. He holds the CFA
®
designation and is a member of the CFA Institute.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds.

WisdomTree Trust Prospectus 123

Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Funds in secondary market transactions through broker-dealers at market prices. Shares of the Funds trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. Shares of the Funds trade under the trading symbols listed on the cover of this Prospectus.

Share Trading Prices
Transactions in Fund shares will be priced at NAV only if you are an institutional investor (
e.g.
, broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

Determination of Net Asset Value
The NAV of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Funds when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (
e.g.
, government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions
Each of the Fixed Income Funds intends to pay out dividends, if any, on a monthly basis. Nonetheless, each Fund may not make a dividend payment every month. The Currency Strategy Funds and the Alternative Funds (except Alternative Income Fund) intend to pay out dividends, if any, on an annual basis. The Alternative Income Fund expects to pay out dividends, if any, on a quarterly basis.

Each Fund intends to distribute its net realized capital gains to investors annually. The Funds occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

124 WisdomTree Trust Prospectus

Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares
The Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Funds are ETFs, only APs are authorized to purchase and redeem shares directly from the Funds. Because purchase and redemption transactions with APs are an essential part of the ETF process and may help keep ETF trading prices in line with NAV, each Fund accommodates frequent purchases and redemptions by APs. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. Each Fund reserves the right to reject any purchase order at any time. Each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies (“Investing Funds”) enter into an agreement with the Funds. With respect to the Alternative Income Fund, which invests in Underlying Funds, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Alternative Income Fund.

WisdomTree Trust Prospectus 125

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions;

■	You sell Fund shares; and

■	You purchase or redeem Creation Units (APs only).

Taxes on Distributions
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. However, to the extent a Fund lends its securities and receives substitute dividend payments, such payments are not expected to generate qualified dividend income when distributed to shareholders. Since each Fund’s income is derived primarily from investments other than stock of U.S. corporations, it is not expected that dividends paid by the Funds will qualify for the reduced rates applicable to qualified dividend income for individual shareholders or the dividends received deduction for corporate shareholders.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by a Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from

126 WisdomTree Trust Prospectus

income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Funds and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% tax on net investment income applicable to certain individuals, estates and trusts.

A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund and/or its WisdomTree Subsidiary may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause such Funds to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Funds may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Certain positions undertaken by the Funds, including its variable hedging strategy and its use of derivatives may result in “straddles” for federal income tax purposes. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

Distributions (other than Capital Gain Dividends) paid to shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies, but Capital Gain Dividends generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the United States for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a non-U.S. shareholder engaged in a trade or business within the United States.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

The Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

The Alternative Income Fund may invest in REITs. “Qualified REIT dividends” (
i.e.,
ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Funds (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

WisdomTree Trust Prospectus 127

Taxes When You Sell Fund Shares
Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Any such gains or losses will generally be treated as ordinary income or loss.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Foreign Investments by the Fund
Dividends, interest and other income received by a Fund and/or its WisdomTree Subsidiary with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds may need to file special claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Commodity Investments
One of the requirements for qualification as a RIC under Subchapter M of the Code is that each Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of

128 WisdomTree Trust Prospectus

stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”).

In 2006, the IRS issued a revenue ruling which concludes that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. In a subsequent revenue ruling, the IRS provided that income from certain alternative investments that create commodity exposure, such as certain commodity index-linked or structured notes, may be considered qualifying income under Subchapter M of the Code. The Managed Futures and Enhanced Funds, however, will invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income. However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements would have significant negative tax consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

In addition, a RIC may gain exposure to commodities through investment in a qualified publicly traded partnership, such as an ETF that is classified as a partnership or trust and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation (a “CFC”) for federal income tax purposes, such as a WisdomTree Subsidiary. References herein to “the WisdomTree Subsidiary” refer to the applicable WisdomTree Subsidiary of the Managed Futures Strategy Fund and the Enhanced Commodity Strategy Fund. A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of their investments in the WidsomTree Subsidiary, the Managed Futures and Enhanced Funds' are U.S. Shareholders in a CFC. As U.S. Shareholders, the Managed Futures and Enhanced Funds are required to include in gross income for U.S. federal income tax purposes for each taxable year their pro rata share of the CFC's “Subpart F” income (discussed further below) and any “global intangible low-taxed income” or ("GILTI") for the CFC's taxable year ending within the Managed Futures and Enhanced Funds’ taxable years whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. The Managed Futures and Enhanced Funds’ investments in the WisdomTree Subsidiary are expected to provide the Managed Futures and Enhanced Funds with exposure to the commodities markets within the limitations of the federal tax requirements of the Code. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Managed Futures and Enhanced Funds attributable to its investment in the WisdomTree Subsidiary is “qualifying income” to the Managed Futures and Enhanced Funds to the extent that such income is derived with respect to the Managed Futures and Enhanced Funds’ business of investing in stock, securities or currencies and, as a result, the Managed Futures and Enhanced Funds expect its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the applicable Treasury Regulations, and will monitor the Managed Futures and Enhanced Funds’ investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Managed Futures and Enhanced Funds invest in the WisdomTree Subsidiary and recognize “Subpart F” income or GILTI in excess of actual cash distributions from the WisdomTree Subsidiary, if any, such Funds may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to their shareholders all of their income and gains and therefore to eliminate any tax liability at the Fund level.

WisdomTree Trust Prospectus 129

Recognition of any “Subpart F” income or GILTI from an investment in the WisdomTree Subsidiary will increase the Managed Futures and Enhanced Funds' tax bases in the WisdomTree Subsidiary. Distributions by the WisdomTree Subsidiary to the Managed Futures and Enhanced Funds, including in redemption of the WisdomTree Subsidiary’s shares, will be tax free, to the extent of the WisdomTree Subsidiary’s previously undistributed “Subpart F” income or GILTI, and will correspondingly reduce the Managed Futures and Enhanced Funds' tax bases in the WisdomTree Subsidiary, and any distributions in excess of the Managed Futures and Enhanced Funds’ tax bases in the WisdomTree Subsidiary will be treated as realized gain. Any losses with respect to the Managed Futures and Enhanced Funds' shares of the WisdomTree Subsidiary will not be currently recognized. The Managed Futures and Enhanced Funds' investment in the WisdomTree Subsidiary will potentially have the effect of accelerating the Funds' recognition of income and causing their income to be treated as ordinary income, regardless of the character of the WisdomTree Subsidiary’s income. If a net loss is realized by the WisdomTree Subsidiary, such loss is generally not available to offset the income earned by the Managed Futures and Enhanced Funds. In addition, the net losses incurred during a taxable year by the WisdomTree Subsidiary cannot be carried forward by the WisdomTree Subsidiary to offset gains realized by it in subsequent taxable years. The Managed Futures and Enhanced Funds will not receive any credit in respect of any non-U.S. tax borne by the WisdomTree Subsidiary.

The extent to which the Managed Futures and Enhanced Funds invest in commodities or commodity-linked derivatives directly or through the WisdomTree Subsidiary may be limited by the 90% Test, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Managed Futures and Enhanced Funds might cease to qualify as a RIC or could be required to reduce the exposure to such investments, which may result in difficulty in implementing the Fund’s investment strategy. If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. If a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund were to fail to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. A failure to qualify as a RIC could cause investors to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, a Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Managed Futures and Enhanced Funds and the WisdomTree Subsidiary is organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands governmental authority taxes, the Managed Futures and Enhanced Funds’ shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Managed Futures and Enhanced Funds’ taxable income or gains and distributions.

Foreign Currency Investments by the Funds
As described above, each Fund intends to qualify as a RIC as defined in Section 851 of the Code. Gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test described above. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue Treasury Regulations that would exclude from qualifying income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No Treasury Regulations have been issued pursuant to this authorization. It is possible, however, that such Treasury Regulations may be issued in the future and that such Treasury Regulations could have a negative impact on a Fund’s ability to qualify as a RIC.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (
i.e.
, unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures

130 WisdomTree Trust Prospectus

contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s net investment income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if such losses exceed other investment income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Distribution

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Premium/Discount and NAV Information

Information regarding a Fund’s NAV and how often shares of each Fund traded on the Listing Exchange at a price above (
i.e.
, at a premium) or below (
i.e.
, at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com.

Additional Notices

Listing Exchange
Shares of the Funds are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Index or the ability of any Index identified herein to track stock market performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of any Index or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the shares, or any other person or entity from the use of the index or any data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Funds
WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or, with respect to the Index Funds, the ability of any Index to track general stock market performance. WisdomTree Investments is the licensor of certain Indexes, trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the Indexes. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of any Index or the data included therein and shall have no liability in connection with any Index or Index calculation. An Index’s past performance is not necessarily an indication of how the Index will perform in the future. WisdomTree Investments has contracted with an independent calculation agent to calculate each Index.

Bloomberg
BLOOMBERG
®
is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in Bloomberg Dollar Total Return Index, Bloomberg US Treasury Floating Rate Bond Index,

WisdomTree Trust Prospectus 131

Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration, Bloomberg U.S. Aggregate Enhanced Yield Index, and the Bloomberg U.S. Aggregate Index (the “Bloomberg Indexes”).

Bloomberg is not the issuer or producer of each applicable Fund and Bloomberg does not have any responsibilities, obligations or duties to investors in each applicable Fund. The Bloomberg Indexes are licensed for use by WisdomTree Trust as the Issuer of each applicable Fund. The only relationship of Bloomberg with the Issuer in respect of the Bloomberg Indexes is the licensing of the Bloomberg Indexes, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Funds or the owners of each applicable Fund.

Additionally, WisdomTree Trust, on behalf of the applicable Funds, may for itself execute transaction(s) with Bloomberg in or relating to the Bloomberg Indexes in connection with each applicable Fund. Investors acquire the Funds from WisdomTree Trust and investors neither acquire any interest in the Bloomberg Indexes nor enter into any relationship of any kind whatsoever with Bloomberg upon making an investment in the applicable Fund. Each applicable Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, regarding the advisability of investing in the applicable Funds or the advisability of investing in securities generally or the ability of the Bloomberg Indexes to track corresponding or relative market performance. Bloomberg has not passed on the legality or suitability of each applicable Fund with respect to any person or entity. Bloomberg is not responsible for or has participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg does not have any obligation to take the needs of the Issuer or the owners of each applicable Fund or any other third party into consideration in determining, composing or calculating the Index. Bloomberg does not have any obligation or liability in connection with administration, marketing or trading of each applicable Fund.

The licensing agreement between WisdomTree Investments and Bloomberg is solely for the benefit of WisdomTree Investments and Bloomberg and not for the benefit of the owners of the applicable Fund, investors or other third parties.

BLOOMBERG SHALL NOT HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG INDEXES. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG INDEXES, AND BLOOMBERG SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG INDEXES. BLOOMBERG SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO EACH APPLICABLE FUND.

None of the information supplied by Bloomberg and used in this publication may be reproduced in any manner without the prior written permission of Bloomberg.

Gapstow Capital Partners L.P.
The Alternative Income Fund’s underlying Index, the Gapstow Liquid Alternative Credit Index (the “Gapstow Index”) is a registered service mark of Gapstow Capital Partners L.P. and has been licensed for use by WisdomTree Asset Management and WisdomTree Trust as the issuer of the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Gapstow Capital Partners L.P., and it makes no representation regarding the advisability of investing in the Fund. GAPSTOW CAPITAL PARTNERS L.P. AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Gapstow contracts with a calculation agent to independently calculate and publish the Gapstow Index, and Gapstow cannot assure its accuracy. The publication of the Gapstow Index does not constitute a recommendation by Gapstow Capital Partners L.P. to invest in the Fund. Gapstow Capital Partners L.P. offers no guarantee or assurance with regard to the results of using the Gapstow Index.

132 WisdomTree Trust Prospectus

SPDJI and Cboe
The Cboe S&P 500 PutWrite Index (the “Index”) is a product of SPDJI and Cboe, and has been licensed for use by WisdomTree. Standard & Poor’s
®
and S&P
®
are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Cboe’s Trademark is a trademark of Cboe. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by WisdomTree. The CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or Cboe. Neither S&P Dow Jones Indices nor Cboe make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices and Cboe’s only relationship to WisdomTree with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices or Cboe without regard to WisdomTree or the Fund. S&P Dow Jones Indices and Cboe have no obligation to take the needs of WisdomTree or the owners of the Fund into consideration in determining, composing or calculating the Index. Neither S&P Dow Jones Indices nor Cboe are responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and Cboe have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR CBOE GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY WISDOMTREE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND WISDOMTREE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since a Fund’s inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

WisdomTree Trust Prospectus 133

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020		For the Year Ended August 31, 2019		For the Year Ended August 31, 2018		For the Year Ended August 31, 2017
Net asset value, beginning of year	$26.23		$28.11		$26.73		$25.64		$26.34
Investment operations:
Net investment income (loss) 1	(0.12)		0.05		0.47		0.21		0.00	2
Net realized and unrealized gain (loss)	(0.37)		(1.11)		1.15		0.88	*	(0.70)
Total from investment operations	(0.49)		(1.06)		1.62		1.09		(0.70)
Dividends to shareholders:
Net investment income	(0.17)		(0.82)		(0.24)		—		—
Net asset value, end of year	$25.57		$26.23		$28.11		$26.73		$25.64
TOTAL RETURN 3	(1.85)%		(3.87)%		6.09%		4.25	% 4	(2.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$143,168		$83,951		$44,974		$90,884		$138,462
Ratios to average net assets of:
Expenses	0.50	% 5,6	0.50	% 5,6	0.50	% 5,6	0.50	% 5,6	0.50%
Net investment income (loss)	(0.45	)% 6	0.19	% 6	1.71	% 6	0.83	% 6	0.00	% 7
Portfolio turnover rate 8	55	% 9	266	% 9	23	% 9	0%		0%

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020		For the Year Ended August 31, 2019		For the Year Ended August 31, 2018		For the Year Ended August 31, 2017
Net asset value, beginning of year	$25.80		$24.80		$25.49		$25.54		$24.42
Investment operations:
Net investment income (loss) 1	(0.11)		0.15		0.47		0.24		0.02
Net realized and unrealized gain (loss)	2.27		1.36		(0.87)		(0.29)		1.10
Total from investment operations	2.16		1.51		(0.40)		(0.05)		1.12
Dividends to shareholders:
Net investment income	(0.11)		(0.51)		(0.29)		—		—
Net asset value, end of year	$27.85		$25.80		$24.80		$25.49		$25.54
TOTAL RETURN 3	8.39%		6.16%		(1.59)%		(0.20)%		4.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$43,166		$24,507		$26,044		$31,861		$38,312
Ratios to average net assets of:
Expenses	0.45	% 5,6	0.45	% 5,6	0.45	% 5,6	0.45	% 5,6	0.45%
Net investment income (loss)	(0.41	)% 6	0.60	% 6	1.82	% 6	0.92	% 6	0.09%
Portfolio turnover rate 8	25	% 10	0%		0%		0%		0%
*
Includes a voluntary reimbursement from the sub-advisor of less than $0.01 per share for investment losses on certain foreign currency contract transactions during the fiscal year ended August 31, 2018.

1	Based on average shares outstanding.
2	Amount represents less than $0.005.
3
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived.

4
Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign currency contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

5	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.
6	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
7	Amount represents less than 0.005%.
8
Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

9
During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal years ended August 31, 2021, August 31, 2020 and August 31, 2019, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

10
During the fiscal year ended August 31, 2021, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2021, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

134 WisdomTree Trust Prospectus

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020		For the Year Ended August 31, 2019		For the Year Ended August 31, 2018		For the Year Ended August 31, 2017
Net asset value, beginning of year	$17.55		$18.19		$17.97		$19.14		$17.97
Investment operations:
Net investment income (loss) 1	(0.09)		0.12		0.31		0.16		0.00	2
Net realized and unrealized gain (loss)	0.85		(0.41)		0.25		(1.33)		1.17
Total from investment operations	0.76		(0.29)		0.56		(1.17)		1.17
Dividends to shareholders:
Net investment income	(0.12)		(0.35)		(0.34)		—		—
Net asset value, end of year	$18.19		$17.55		$18.19		$17.97		$19.14
TOTAL RETURN 3	4.31%		(1.68)%		3.12%		(6.11)%		6.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$12,732		$10,532		$20,009		$28,746		$49,755
Ratios to average net assets of:
Expenses	0.55	% 4,5	0.55	% 4,5	0.55	% 4,5	0.55	% 4,5	0.55%
Net investment income (loss)	(0.51	)% 5	0.65	% 5	1.68	% 5	0.82	% 5	0.01%
Portfolio turnover rate 6	26	% 7	0%		0%		0%		0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$74.14	$72.72		$68.58	$72.91	$71.93
Investment operations:
Net investment income 1	2.63	2.99		3.00	2.84	2.87
Net realized and unrealized gain (loss)	1.94	1.47	8	4.17	(4.30)	0.98
Total from investment operations	4.57	4.46		7.17	(1.46)	3.85
Dividends to shareholders:
Net investment income	(2.60)	(3.04)		(3.03)	(2.87)	(2.87)
Net asset value, end of year	$76.11	$74.14		$72.72	$68.58	$72.91
TOTAL RETURN 3	6.26%	6.37%		10.69%	(2.08)%	5.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$53,279	$29,655		$36,362	$41,150	$51,035
Ratios to average net assets of:
Expenses	0.60%	0.60%		0.60%	0.60%	0.60%
Net investment income	3.48%	4.13%		4.26%	3.96%	4.03%
Portfolio turnover rate 6	56%	43%		54%	132%	36%
1	Based on average shares outstanding.
2	Amount represents less than $0.005.
3
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Currency Strategy Fund, the total return would have been lower if certain expenses had not been waived.

4	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.
5	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
6
Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

7
During the fiscal year ended August 31, 2021, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal year ended August 31, 2021, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

8
The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

WisdomTree Trust Prospectus 135

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$32.70	$34.35		$32.47	$38.92	$37.59
Investment operations:
Net investment income 1	1.64	1.83		1.96	2.15	2.07
Net realized and unrealized gain (loss)	(0.33)	(1.76	) 2	1.72	(6.48)	1.00
Total from investment operations	1.31	0.07		3.68	(4.33)	3.07
Dividends and distributions to shareholders:
Net investment income	(0.52)	(0.60)		(0.82)	(2.06)	(0.82)
Tax return of capital	(1.01)	(1.12)		(0.98)	(0.06)	(0.92)
Total dividends and distributions to shareholders	(1.53)	(1.72)		(1.80)	(2.12)	(1.74)
Net asset value, end of year	$32.48	$32.70		$34.35	$32.47	$38.92
TOTAL RETURN 3	4.06%	0.20%		11.54%	(11.66)%	8.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$134,784	$127,519		$195,783	$172,083	$256,851
Ratios to average net assets of:
Expenses	0.55%	0.55%		0.55%	0.55%	0.55%
Net investment income	4.97%	5.42%		5.77%	5.71%	5.51%
Portfolio turnover rate 4	31%	29%		27%	44%	39%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$25.12		$25.05	$25.07	$25.07	$25.03
Investment operations:
Net investment income (loss) 1	(0.00	) 5	0.24	0.56	0.45	0.17
Net realized and unrealized gain (loss)	0.01		0.07	(0.05)	(0.07)	0.04
Total from investment operations	0.01		0.31	0.51	0.38	0.21
Dividends and distributions to shareholders:
Net investment income	(0.01)		(0.24)	(0.53)	(0.35)	(0.17)
Capital gains	(0.01)		—	—	(0.03)	—
Total dividends and distributions to shareholders	(0.02)		(0.24)	(0.53)	(0.38)	(0.17)
Net asset value, end of year	$25.11		$25.12	$25.05	$25.07	$25.07
TOTAL RETURN 3	0.00	% 6	1.26%	2.06%	1.53%	0.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,086,455		$1,491,940	$1,652,361	$272,044	$1,254
Ratios to average net assets of:
Expenses, net of expense waivers	0.15%		0.15%	0.15%	0.15%	0.15%
Expenses, prior to expense waivers	0.15%		0.15%	0.15%	0.17%	0.20%
Net investment income (loss)	(0.02)%		0.95%	2.22%	1.83%	0.68%
Portfolio turnover rate 4	147%		163%	170%	170%	160%
1	Based on average shares outstanding.
2
The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

3
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Floating Rate Treasury Fund, the total return would have been lower if certain expenses had not been waived.

4
Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

5	Amount represents less than $0.005.
6	Amount represents less than 0.005%.

136 WisdomTree Trust Prospectus

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$21.40		$23.13		$24.07	$23.91	$23.39
Investment operations:
Net investment income 1	0.96		1.20		1.30	1.23	1.24
Net realized and unrealized gain (loss)	0.78		(1.73)		(0.91)	0.10	0.53
Net increase from payment by affiliate	0.01		—		—	—	—
Total from investment operations	1.75		(0.53)		0.39	1.33	1.77
Dividends and distributions to shareholders:
Net investment income	(0.96)		(1.20)		(1.30)	(1.17)	(1.25)
Capital gains	—		—		(0.03)	—	—
Total dividends and distributions to shareholders	(0.96)		(1.20)		(1.33)	(1.17)	(1.25)
Net asset value, end of year	$22.19		$21.40		$23.13	$24.07	$23.91
TOTAL RETURN 2	8.33	% 3	(2.26)%		1.68%	5.68%	7.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$166,447		$128,377		$247,466	$262,332	$54,997
Ratios to average net assets of:
Expenses	0.43%		0.43%		0.43%	0.43%	0.43%
Net investment income	4.40%		5.43%		5.52%	5.14%	5.19%
Portfolio turnover rate 4	40%		101	% 5,6	61%	60%	57%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$47.04	$47.71	$47.82	$47.89	$48.01
Investment operations:
Net investment income 1	0.69	1.11	1.36	1.18	0.95
Net realized and unrealized loss	(0.06)	(0.60)	(0.10)	(0.07)	(0.03)
Total from investment operations	0.63	0.51	1.26	1.11	0.92
Dividends to shareholders:
Net investment income	(0.86)	(1.18)	(1.37)	(1.18)	(1.04)
Net asset value, end of year	$46.81	$47.04	$47.71	$47.82	$47.89
TOTAL RETURN 2	1.34%	1.08%	2.69%	2.35%	1.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$215,330	$94,088	$76,337	$52,606	$23,945
Ratios to average net assets of:
Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Net investment income	1.47%	2.36%	2.86%	2.46%	1.99%
Portfolio turnover rate 4,7	81%	70%	39%	81%	187%
1	Based on average shares outstanding.
2
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

3
Includes a voluntary reimbursement from the sub-advisor for an operational error that resulted in investment transaction losses. Excluding the voluntary reimbursement, total return would have been 0.05% lower.

4
Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

5	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on June 1, 2020.
6	On June 4, 2020, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.
7
The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017 were 23%, 33%, 12%, 28% and 45%, respectively.

WisdomTree Trust Prospectus 137

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Mortgage Plus Bond Fund	For the Year Ended August 31, 2021	For the Period November 14, 2019* through August 31, 2020
Net asset value, beginning of period	$51.64	$50.26
Investment operations:
Net investment income 1	0.45	0.66
Net realized and unrealized gain	0.06	1.55
Total from investment operations	0.51	2.21
Dividends and distributions to shareholders:
Net investment income	(0.88)	(0.83)
Capital gains	(0.32)	—
Tax return of capital	(0.01)	—
Total dividends and distributions to shareholders	(1.21)	(0.83)
Net asset value, end of period	$50.94	$51.64
TOTAL RETURN 2	0.99%	4.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,754	$30,986
Ratios to average net assets of:
Expenses	0.45%	0.45	% 3
Net investment income	0.88%	1.64	% 3
Portfolio turnover rate 4,5	430%	278%

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$53.93		$52.71	$48.68	$50.94	$52.04
Investment operations:
Net investment income 1	0.85		1.28	1.61	1.53	1.35
Net realized and unrealized gain (loss)	(0.76)		1.38	4.05	(2.26)	(0.85)
Total from investment operations	0.09	**	2.66	5.66	(0.73)	0.50
Dividends and distributions to shareholders:
Net investment income	(1.14)		(1.44)	(1.63)	(1.53)	(1.38)
Capital gains	(0.27)		—	—	—	(0.22)
Total dividends and distributions to shareholders	(1.41)		(1.44)	(1.63)	(1.53)	(1.60)
Net asset value, end of year	$52.61		$53.93	$52.71	$48.68	$50.94
TOTAL RETURN 2	0.18%		5.14%	11.92%	(1.44)%	1.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,089,075		$1,315,856	$880,193	$418,662	$168,105
Ratios to average net assets of:
Expenses, net of expense waivers	0.12	% 6	0.12%	0.12%	0.12%	0.12%
Expenses, prior to expense waivers	0.15%		0.20%	0.20%	0.20%	0.20%
Net investment income	1.61%		2.43%	3.25%	3.10%	2.69%
Portfolio turnover rate 4,7	148%		88%	54%	82%	134%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
**
The total from investment operations per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

1	Based on average shares outstanding.
2
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived.

3	Annualized.
4
Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

5	The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2021 and August 31, 2020 were 47% and 70%, respectively.
6
The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

7
The portfolio turnover rates excluding TBA roll transactions for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, were 41%, 65%, 44%, 38% and 59%, respectively.

138 WisdomTree Trust Prospectus

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period May 18, 2017* through August 31, 2017
Net asset value, beginning of period	$51.60		$50.58	$48.88	$50.25	$50.06
Investment operations:
Net investment income 1	0.50		1.19	1.40	1.17	0.26
Net realized and unrealized gain (loss)	(0.14)		1.05	1.69	(1.41)	0.17
Total from investment operations	0.36		2.24	3.09	(0.24)	0.43
Dividends and distributions to shareholders:
Net investment income	(0.51)		(1.22)	(1.39)	(1.07)	(0.24)
Capital gains	(0.22)		—	—	(0.06)	—
Total dividends and distributions to shareholders	(0.73)		(1.22)	(1.39)	(1.13)	(0.24)
Net asset value, end of period	$51.23		$51.60	$50.58	$48.88	$50.25
TOTAL RETURN 2	0.69%		4.51%	6.43%	(0.47)%	0.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$199,802		$113,529	$91,052	$39,104	$5,025
Ratios to average net assets of:
Expenses, net of expense waivers	0.12	% 3	0.12%	0.12%	0.12%	0.12	% 4
Expenses, prior to expense waivers	0.15%		0.20%	0.20%	0.20%	0.20	% 4
Net investment income	0.97%		2.34%	2.83%	2.40%	1.76	% 4
Portfolio turnover rate 5,6	224%		106%	49%	177%	44%

WisdomTree Alternative Income Fund	For the Period May 6, 2021* through August 31, 2021
Net asset value, beginning of period	$24.96
Investment operations:
Net investment income 1	0.43
Net realized and unrealized gain	0.40
Total from investment operations	0.83
Net asset value, end of period	$25.79
TOTAL RETURN 2	3.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,315
Ratios to average net assets 7 of:
Expenses	0.50	% 4
Net investment income	5.39	% 4
Portfolio turnover rate 5	2%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
1	Based on average shares outstanding.
2
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived.

3
The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

4	Annualized.
5
Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

6
The portfolio turnover rates excluding TBA roll transactions for the periods ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017 were 49%, 46%, 24%, 120% and 22%, respectively.

7	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

WisdomTree Trust Prospectus 139

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020		For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$26.64		$27.45		$30.57	$29.23	$27.05
Investment operations:
Net investment income (loss) 1	(0.11)		0.24		0.49	0.22	0.06
Net realized and unrealized gain (loss)	6.67		(0.63	) 2	(1.96)	2.15	2.74
Total from investment operations	6.56		(0.39)		(1.47)	2.37	2.80
Dividends and distributions to shareholders:
Net investment income	(0.41)		(0.42)		(0.25)	(0.06)	—
Capital gains	—		—		(1.40)	(0.97)	(0.62)
Total dividends and distributions to shareholders	(0.41)		(0.42)		(1.65)	(1.03)	(0.62)
Net asset value, end of year	$32.79		$26.64		$27.45	$30.57	$29.23
TOTAL RETURN 3	24.87%		(1.52)%		(4.72)%	8.28%	10.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$63,940		$117,225		$211,350	$238,434	$204,635
Ratios to average net assets of:
Expenses, net of expense waivers	0.44	% 4	0.41	% 4	0.38%	0.38%	0.38%
Expenses, prior to expense waivers	0.44	% 4	0.44	% 4	0.44%	0.44%	0.44%
Net investment income (loss)	(0.38	)% 4	0.90	% 4	1.78%	0.76%	0.21%
Portfolio turnover rate 5	18	% 6	72	% 6	0%	0%	0%
1	Based on average shares outstanding.
2
The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

3
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived.

4	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
5
Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

6
During the fiscal years ended August 31, 2021 and August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal years ended August 31, 2021 and August 31, 2020, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

140 WisdomTree Trust Prospectus

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Enhanced Commodity Strategy Fund (consolidated)*	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Post-Reorganization	Pre-Reorganization
Net asset value, beginning of period	$18.74	$18.80	$17.50	$19.25	$19.35
Investment operations:
Net investment income (loss) 1	(0.08)	(0.03)	0.23	0.18	0.00	2
Net realized and unrealized gain (loss)	3.46	(0.03)	1.07	(1.93)	(0.10)
Net increase from payment by affiliate	0.00	2	0.00	2	—	—	—
Total from investment operations	3.38	(0.06)	1.30	(1.75)	(0.10)
Net asset value, end of period	$22.12	$18.74	$18.80	$17.50	$19.25
TOTAL RETURN 3	18.04	% 4	(0.32	)% 4	7.43%	(9.09)%	(0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$193,552	$99,333	$127,836	$154,855	$154,956
Ratios to average net assets of:
Expenses, net of expense waivers	0.55	% 5,6	0.75	% 6	0.75%	0.75%	0.75%
Expenses, prior to expense waivers	0.55	% 5,6	0.85	% 6	0.85%	0.85%	0.85%
Net investment income (loss)	(0.52	)% 5,6	(0.18	)% 6	1.30%	0.94%	0.01%
Portfolio turnover rate 7	22	% 8	0%	0%	0%	0%
*
After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

1	Based on average shares outstanding.
2	Amount represents less than $0.005.
3
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor (or the Managing Owner, with respect to the Predecessor Fund) waived advisory fees, the total return would have been lower if certain expenses had not been waived.

4
Includes a voluntary reimbursement from the advisor for brokerage commissions incurred in connection with the Reorganization. Excluding this voluntary reimbursement, total return would have been unchanged.

5	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
6	Annualized.
7
Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

8
During the fiscal period ended August 31, 2021, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long-term security for purposes of computing the portfolio turnover rate. During the fiscal period ended August 31, 2021, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover rate was primarily driven by the transaction activity during the fiscal period for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

WisdomTree Trust Prospectus 141

Financial Highlights
(continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2021		For the Year Ended August 31, 2020		For the Year Ended August 31, 2019		For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Net asset value, beginning of year	$35.31		$39.08		$40.57		$38.84	$41.12
Investment operations:
Net investment income (loss) 1	(0.23)		0.17		0.55		0.26	(0.07)
Net realized and unrealized gain (loss)	6.50		(3.34)		(0.65)		1.47	(2.21)
Net increase from payment by affiliate	0.00	2	—		—		—	—
Total from investment operations	6.27		(3.17)		(0.10)		1.73	(2.28)
Dividends to shareholders:
Net investment income	(0.17)		(0.60)		(1.39)		—	—
Net asset value, end of year	$41.41		$35.31		$39.08		$40.57	$38.84
TOTAL RETURN 3	17.83	% 6	(8.17)%		(0.22	)% 4	4.45%	(5.54	)% 5
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$147,001		$112,993		$216,875		$160,250	$170,879
Ratios to average net assets of:
Expenses, net of expense waivers	0.65	% 7,8	0.65	% 7	0.65%		0.65%	0.65%
Expenses, prior to expense waivers	0.68	% 7	0.75	% 7	0.75%		0.75%	0.75%
Net investment income (loss)	(0.60	)% 7	0.46	% 7	1.40%		0.66%	(0.18)%
Portfolio turnover rate 9	25	% 10	97	% 10	0%		0%	0%
1	Based on average shares outstanding.
2	Amount represents less than $0.005.
3
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived.

4
Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

5
Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.08% lower.

6
Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

7	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
8
The investment advisor had contractually agreed to limit the advisory fee to 0.65% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.65%.

9
Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

10
During the fiscal years ended August 31, 2021 and August 31, 2020, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the fiscal years ended August 31, 2021 and August 31, 2020, the WisdomTree Floating Rate Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal year).

142 WisdomTree Trust Prospectus

WisdomTree Trust
230 Park Avenue
New York, NY 10169

The Funds' current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To make shareholder inquiries, for more detailed information on the Funds, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 5:30 p.m. (Eastern time)	Write:	WisdomTree Trust c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Visit:	www.wisdomtree.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

© 2022 WisdomTree Trust

WisdomTree Funds are distributed in the U.S. by
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

WisdomTree
®
is a registered mark of WisdomTree Investments, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864
WIS-PR-002-0222

WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated January 1, 2022, as revised February 4, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following separate investment portfolios (each, a “Fund” and, collectively, the “Funds”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE CURRENCY STRATEGY ETFs*

Bloomberg U.S. Dollar Bullish Fund (USDU)
Chinese Yuan Strategy Fund (CYB)
Emerging Currency Strategy Fund (CEW)

WISDOMTREE FIXED INCOME ETFs*

Emerging Markets Corporate Bond Fund (EMCB)
Emerging Markets Local Debt Fund (ELD)
Floating Rate Treasury Fund (USFR)
Interest Rate Hedged High Yield Bond Fund (HYZD)
Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)
Mortgage Plus Bond Fund (MTGP)
Yield Enhanced U.S. Aggregate Bond Fund (AGGY)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

WISDOMTREE ALTERNATIVE ETFs*

CBOE S&P 500 PutWrite Strategy Fund (PUTW)
Enhanced Commodity Strategy Fund (GCC)
Managed Futures Strategy Fund (WTMF)
Alternative Income Fund (HYIN)

*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”), except AGZD, HYZD and EMCB are listed on NASDAQ and SHAG and HYIN are listed on Cboe BZX Exchange, Inc.

The current Prospectus for each Fund is dated January 1, 2022, as revised February 4, 2022. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Report to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Report at no charge by request to the Fund at the address or phone number noted below.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) is the investment adviser to each Fund. WisdomTree Investments, Inc. (“WisdomTree Investments”) is the parent company of WisdomTree Asset Management. Mellon Investments Corporation (“Mellon”) is the investment sub-adviser to each Fund, except for the Newton Managed Funds and the Voya IM Managed Funds, as defined below (collectively, the “Mellon Managed Funds”). Voya Investment Management Co., LLC (“Voya IM”) is the investment sub-adviser to the Yield Enhanced U.S. Short-Term Aggregate Bond Fund, Emerging Markets Corporate Bond Fund, Mortgage Plus Bond Fund and Interest Rate Hedged High Yield Bond Fund (collectively, the “Voya IM Managed Funds”). Newton Investment North America, LLC (“Newton”) is the investment sub-adviser to CBOE S&P 500 PutWrite Strategy Fund (the “PutWrite Fund”), Managed Futures Strategy Fund, and Enhanced Commodity Strategy Fund (collectively, the “Newton Managed Funds”). Mellon, Voya IM and Newton (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) and the Adviser may be referred to collectively as the “Advisers”. Foreside Fund Services, LLC serves as the distributor (“Distributor”) of the shares of each Fund.

The Funds are exchange traded funds (“ETFs”). Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as Cboe BZX Exchange, Inc., the NYSE Arca, Inc. or NASDAQ Stock Market (“NASDAQ”), (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices be greater than (premium) or less than (discount) their NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The PutWrite Fund, Managed Futures Strategy Fund, Enhanced Commodity Strategy Fund, and Alternative Income Fund may sometimes be referred to together as the “Alternative Funds”. The Interest Rate Hedged U.S. Aggregate Bond Fund and Interest Rate Hedged High Yield Bond Fund may sometimes be referred to together as the “Duration Funds”. The Duration Funds, Floating Rate Treasury Fund, Yield Enhanced U.S. Aggregate Bond Fund, and Yield Enhanced U.S. Short-Term Aggregate Bond Fund may sometimes be referred to together as the “Fixed Income Index Funds”. The Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, and Mortgage Plus Bond Fund may sometimes be referred to together as the “Fixed Income Active Funds”. The Fixed Income Index Funds and the Fixed Income Active Funds may sometimes be referred to together as the “Fixed Income Funds”. The Bloomberg U.S. Dollar Bullish Fund, Chinese Yuan Strategy Fund, and Emerging Currency Strategy Fund may sometimes be referred to together as the “Currency Strategy Funds”.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has received a patent and has a patent application pending on the methodology and operation of its Indexes and the Funds.

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INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

All Funds

A Fund’s investment in derivatives will be included in its net assets when determining whether a Fund satisfies the 80% test described above.

All U.S. money market securities acquired by the Funds will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. A First Tier security is (i) a rated security that has received a short-term rating from the NRSROs in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); (ii) an unrated security that is of comparable quality to a security, as determined by the Adviser and/or Sub-Adviser; (iii) a security issued by a registered investment company that is a money market fund; or (iv) a security issued by the U.S. government or any of its agencies or instrumentalities. A Second Tier security is a rated security that has received a short-term rating other than a first tier rating from an NRSRO for debt obligations (within which there may be sub-categories or gradations indicating relative standing) or is an unrated security that is of comparable quality. Each Fund intends to limit its overall exposure to Second Tier money market securities to 5% of total assets. Any security originally issued as a long-term obligation (more than 397 days from maturity at issuance) will be rated A or higher (or the equivalent) at the time of purchase by at least two NRSROs or, if unrated, deemed to be of equivalent quality.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act.

Weighted Average Portfolio Maturity – Currency Strategy Funds. In order to reduce interest rate risk, each Currency Strategy Fund (except the Bloomberg U.S. Dollar Bullish Fund) generally expects to maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in their respective portfolios. This may change from time to time. The “average weighted portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio adjusted by the dollar amount of such securities held by the Fund. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer average portfolio maturities generally are subject to greater interest rate risk. Each Currency Strategy Fund may engage in forward currency contracts and swap transactions. The use of such contracts and transactions may extend the weighted average maturity of such Fund’s entire portfolio beyond 90 days. In particular, the Chinese Yuan Strategy Fund currently intends to invest in forward currency contracts and swaps, generally with a weighted average term of up to 180 days. Such transactions increase a Fund’s exposure to interest rate risk.

Weighted Average Portfolio Maturity - PutWrite Fund. In order to reduce interest rate risk, the Fund generally expects to maintain a weighted average portfolio maturity of 180 days or less on average (not to exceed 18 months) and will not purchase any money market instruments with a remaining maturity of more than 397 calendar days. This may change from time to time. The “average weighted portfolio maturity” of a Fund is the average of all the current maturities of the individual securities in the Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with longer average portfolio maturities generally are subject to greater interest rate risk.

Additional Information Regarding Certain Funds

Alternative Funds

Managed Futures Strategy Fund and Enhanced Commodity Strategy Fund

The Managed Futures Strategy Fund and Enhanced Commodity Strategy Fund (together, the “Managed Futures Strategy and Enhanced Commodity Strategy Funds”) seek to gain exposure to commodity markets, in whole or in part, while enabling the Funds to satisfy the source-of-income requirements that apply to RICs under the Code, through investments in a subsidiary organized in the Cayman Islands (each, a “WisdomTree Subsidiary”). Unlike the Funds, a WisdomTree Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the

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Funds. A WisdomTree Subsidiary, however, is currently required under the private letter ruling issued to the Funds to invest in commodity-linked derivatives in a manner consistent with the limitations in Section 18(f) of the 1940 Act. Section 18(f) of the 1940 Act and related SEC guidance limit the amount of leverage an investment company, and in this case a WisdomTree Subsidiary, can obtain. A WisdomTree Subsidiary is otherwise subject to the same general investment policies and investment restrictions as its corresponding Fund.

Fixed Income Funds

Emerging Markets Corporate Bond Fund and Emerging Markets Local Debt Fund

In general, emerging market countries are characterized by developing commercial and financial infrastructure with significant potential for economic growth and increased capital market participation by foreign investors. The Adviser and Sub-Adviser look at a variety of commonly used factors when determining whether a country is an “emerging” market. In general, for investing in corporate debentures, the Adviser and Sub-Adviser consider a country to be an emerging market if:

(1)	it is either (a) classified by the World Bank in the lower middle or upper middle income designation for one of the past 5 years, (b) has not been a member of OECD for the past five years, or (c) classified by the World Bank as high income and a member in OECD in each of the last five years, but with a currency that has been primarily traded on a non-delivered basis by offshore investors (e.g., Korea and Taiwan); and

(2)	the country’s debt market is considered relatively accessible by foreign investors in terms of capital flow and settlement considerations.

The criteria used to evaluate whether a country is an “emerging market” will change from time to time based on economic and other events.

Each Fund will invest only in corporate bonds (including loan participation notes) that the Adviser or Sub-Adviser deems to be sufficiently liquid. Each Fund’s investment in corporate bonds generally will be limited to bonds with $200 million or more par value outstanding and a significant volume traded (as determined by the Adviser or Sub-Adviser). Each Fund may invest up to 5% of its net assets in corporate bonds with less than $200 million par amount outstanding only if such bonds are sufficiently liquid (as determined by the Adviser or Sub-Adviser). Under normal circumstances, each Fund may invest up to 25% of its net assets in money market securities for investment purposes (generally short-term, high quality obligations issued by U.S. or non-U.S. governments, agencies or instrumentalities), although it may exceed this amount where the Adviser or Sub-Adviser deems such investment necessary or advisable due to market conditions. In addition, each Fund may hold money market securities as collateral for derivative or other instruments.

Emerging Markets Local Debt Fund

Under normal market conditions, the Fund generally will not invest more than 20% of its net assets in corporate bonds (or derivatives based on such bonds).

Currency Strategy Funds

Bloomberg U.S. Dollar Bullish Fund

The Fund is an actively managed ETF that seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”). Although the Fund is not an index fund, the Fund anticipates providing exposure to currencies in the Index. The Index follows a strict, rules-based process aimed at capturing important currencies with the highest liquidity and biggest trade flows with the United States. The following table provides additional information with respect to the Index’s methodology:

Currency Selection

The Index selects the basket of developed and emerging markets currencies to be measured against the U.S. dollar by:

•      Identifying the top 20 currencies in terms of global trading activity versus the U.S. dollar (as defined by the Federal Reserve in its Broad Index of the Foreign Exchange Value of the Dollar).

•      Identifying the top 20 currencies in terms of global foreign exchange volume (from the BIS Triennial Central Bank Survey).

•      Selecting the top 10 currencies of both lists, after removing currencies pegged to the U.S. dollar (such as the Hong Kong dollar or Saudi riyal) and using average weights from each set.

Final Weightings	The final Index weights are derived by:

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•      Capping the exposure of Chinese renminbi to 3% and distributing the extra weight to other currencies on a pro-rata basis.

•      Removing currency positions with weights of less than 2%, and distributing their weights to other currencies on a pro-rata basis.

Rebalancing

The Index is rebalanced as follows:

•      On a monthly basis, the Index rebalances back to target weights.

•      On an annual basis, the Index reconstitutes to capture the current top currencies in terms of global trading activity and global foreign exchange volume.

GENERAL RISKS

Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events. Such market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, increase the expenses incurred by a Fund and/or affect a Fund’s ability to pursue its investment objective and a Fund’s performance.

The respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends, including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have impacted and are likely to continue to impact certain sectors and industries more dramatically than others, and the effects borne by some will negatively impact the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Funds.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate (including significantly decrease) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issue,

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recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class.

A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in a Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Funds, and thus the value of a Fund’s portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events and other factors. Fixed income securities with short-term maturities are generally less sensitive to such changes than are fixed income securities with longer-term maturities. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected. Although each Currency Strategy Fund invests in short-term U.S. and/or non-U.S. money market securities, the Currency Strategy Funds do not seek to maintain a constant NAV and are not traditional money market funds. Each Fixed Income Fund also invests in intermediate and long-term U.S. and/or non-U.S. money market securities.

Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof) and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health or banking crises.

Fixed Income Funds. Issuer-specific conditions may also affect the value of a Fixed Income Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fixed Income Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Each Fund (except the Fixed Income Index Funds and the PutWrite Fund) is actively managed using proprietary investment strategies and processes. There can be no guarantees that these strategies and processes will produce the intended results.

All Funds. Although all of the securities held by the Funds are generally listed on one or more U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financials sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil starting in late 2008 and volatility has continued to be experienced in the markets. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected, and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

A Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of a Fund, costs of purchasing or selling shares of a Fund, including the bid/ask spread, and liquidity of a Fund may be impacted by purchases and sales of such Fund by one or more model-driven investment portfolios.

Authorized Participants should refer to the section herein entitled “Creation and Redemption of Creation Unit Aggregations” for additional information that may impact them.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including

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intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Units) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may change its creation and/or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests, whether it is the U.S. or a foreign country, will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders.

COMMODITY RISK. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall market movements, economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. These factors may impair the ability of the Fund to sell its portfolio holdings quickly or for full value.

The Managed Futures Strategy and Enhanced Commodity Strategy Funds may also invest in bitcoin futures contracts traded on the Chicago Mercantile Exchange, which is regulated by the Commodity Futures Trading Commission (“CFTC”). Each Fund will not invest in bitcoin directly. The market for bitcoin futures is also relatively new and commenced trading on the Chicago Mercantile Exchange in 2017. As a result, the market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The reference rate used to value the bitcoin futures traded on the Chicago Mercantile Exchange has a limited history and the price of bitcoin reflected therein is an average composite reference rate calculated using volume-weighted trading price data from certain bitcoin exchanges. These bitcoin exchanges may change over time, as well as the methodology used by the reference rate, which may impact the bitcoin futures price. The price of bitcoin could drop precipitously (including to zero), which would be expected to have a similar impact on the bitcoin futures price. In addition, unlike the exchanges for more traditional assets, such as equity securities and futures contracts (including the Chicago Mercantile Exchange with respect to bitcoin futures), bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Legal or regulatory changes may negatively impact the operation of the decentralized, open-source protocol and network that bitcoin is based on (the “Bitcoin network”) or restrict the use of bitcoin. The Bitcoin network is in the early stages of development and has a limited history, and there is no assurance that usage of Bitcoin network, and bitcoin itself, will continue to grow. Regulation of bitcoin and the Bitcoin network continues to evolve in both the U.S. and foreign jurisdictions, which may result in restrictions on the use of bitcoin or otherwise impact the demand for bitcoin. The value of bitcoin is, in part, determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors. The trading prices of bitcoin have experienced extreme volatility in recent periods and may continue to do so. The prevalence of bitcoin a relatively recent trend, and its long-term adoption by investors, consumers and businesses is unpredictable. Each of these factors and events could have a significant negative impact on a Fund.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government

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intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Advisers, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. The Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund, Emerging Markets Corporate Bond Fund and Emerging Markets Local Debt Fund invest a significant portion of their assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. Foreign securities also include American Depositary Receipts (“ADRs”) which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets. In addition, the Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

HIGH YIELD RISK. The Interest Rate Hedged High Yield Bond Fund invests primarily, and each Fixed Income Fund and the Bloomberg U.S. Dollar Bullish Fund may invest a limited portion of its assets in securities rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch. Such securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and

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developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, each Fund intends to satisfy the asset diversification requirements under Subchapter M of the Code for qualification as a RIC. See the section of this SAI entitled “Taxes – Qualification as a Regulated Investment Company” for detail regarding the asset diversification requirements.

OPERATIONS RISK. As part of the PutWrite Fund’s principal investment strategy of selling S&P 500 Index put options (“SPX Puts”), the Trust, on behalf of the PutWrite Fund, has entered into an options trading agreement with a counterparty through which the Fund can sell SPX Puts. In the event the counterparty terminates the options trading agreement, which may occur immediately upon certain events of default by the Fund or otherwise on prior 60 days’ written notice by the counterparty, the Fund may be unable to enter into a new options trading agreement for an indeterminate period of time and therefore may be unable to meet its investment objective during such period.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s foreign currency gains as nonqualifying income, which might jeopardize such Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of a Fund’s current and accumulated earnings and profits.

The Managed Futures Strategy and Enhanced Commodity Strategy Funds may also obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which a Fund invests directly may not be considered qualifying income under the 90% test noted above. Each of the Managed Futures Strategy and Enhanced Commodity Strategy Funds also intends to invest in such commodity-linked derivative instruments indirectly through its WisdomTree Subsidiary. Each Fund’s investment in its WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in its WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct each Fund’s investments in its WisdomTree Subsidiary in a manner consistent with the terms and conditions of the Treasury regulations, and the Adviser will monitor each Fund’s investments in its WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary.

To the extent a Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders. Please refer to the section of this SAI entitled “Taxes - Qualification as a Regulated Investment Company” for a more detailed explanation of the tax risks associated with the Fund’s commodity investments.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

BANK DEPOSITS AND OBLIGATIONS. Each Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund.

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BUSINESS DEVELOPMENT COMPANIES. The Alternative Income Fund will invest in business development companies (“BDCs”), whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. Investments made by BDCs generally are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments, and the Fund may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the investment performance of a small number of investments, or even a single investment. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

CLOSED-END INVESTMENT COMPANIES. The Alternative Income Fund will invest in closed-end investment companies (“CEFs”). The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. The Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. CEFs are also able to utilize leverage to a greater degree than other investment companies, such as mutual funds or ETFs. As a result, the Fund may be exposed indirectly to leverage through an investment in CEFs, which may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns may be lower. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by the Fund generally will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, the Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. The Currency Strategy Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser or the Sub-Adviser. Commercial paper issuers in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

CORPORATE DEBT OBLIGATIONS. The Duration Funds and Emerging Markets Corporate Bond Fund invest in corporate debt obligations, and each Fixed Income Fund, the Bloomberg U.S. Dollar Bullish Fund, Enhanced Commodity Strategy Fund and the PutWrite Fund may invest in corporate debt obligations. The Currency Strategy Funds may invest in corporate debt obligations with less than 397 calendar days remaining to maturity. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The Currency Strategy Funds will be limited to obligations rated at the time of purchase in the top three long-term rating categories by at least one NRSRO, or if unrated, deemed to be of equivalent quality. The Fixed Income Funds may invest in rated and unrated debt, subject to the credit quality restrictions set forth in the description of the Funds’ “Principal Investment Strategies” herein. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, WisdomTree Asset Management or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. See also “High Yield Risk” above under “General Risks.”

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Corporate debt may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt obligations, as well as the range of creditworthiness of its issuers, corporate debt obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Like most fixed income securities, corporate debt obligations carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. The Emerging Markets Corporate Bond Fund attempts to limit interest rate risk by maintaining aggregate portfolio duration of between two and ten years under normal market conditions. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. The Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

CURRENCY TRANSACTIONS. The Enhanced Commodity Strategy Fund may enter into foreign currency forward and foreign currency futures contracts, including to facilitate local securities settlements or to protect against currency exposure.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower a Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S.

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securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not generally invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the relevant Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. The Chinese Yuan Strategy Fund, Emerging Currency Strategy Fund and Alternative Funds will likely have a greater portion of their assets invested through derivative instruments than the other Funds. The Emerging Markets Local Debt Fund expects that no more than 30% of the value of net assets will be invested in derivative instruments. The Emerging Markets Corporate Bond Fund, under normal circumstances, will invest no more than 20% of the value of its net assets in derivative instruments. No Fund will use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements, and credit-linked notes.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions in a manner consistent with the 1940 Act, specifically sections 8 and 18 thereunder. In complying with such requirements, the Fund will include assets of any wholly-owned subsidiary in which that Fund invests on an aggregate basis.

For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by having available liquid assets equal to the contracts’ full notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may have available liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., a Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle,” a Fund may have available liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation rather than the notional value. The Funds reserves the right to modify these policies in the future.

Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. A Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards; and (ii) applying smaller thresholds for the delivery of a variation margin than required. As such, a Fund using currency forwards may need to hold more cash than it has historically, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund.

With regard to the Managed Futures Strategy and Enhanced Commodity Strategy Funds and each WisdomTree Subsidiary, WisdomTree Asset Management is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). The CFTC has adopted amendments to its regulations of commodity pool operators (“CPOs”) under the Commodity Exchange Act (“CEA”) with regard to the Managed Futures Strategy and Enhanced Commodity Strategy Funds, and their WisdomTree Subsidiaries. The CFTC has adopted amendments to its regulations of CPOs managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the

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CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Managed Futures Strategy and Enhanced Commodity Strategy Funds to continue to operate and achieve their investment objectives. If, however, these requirements or future regulatory changes result in the Managed Futures Strategy and Enhanced Commodity Strategy Funds having difficulty in achieving their investment objectives, the Trust may determine to reorganize or close the Managed Futures Strategy and Enhanced Commodity Strategy Funds, materially change the Managed Futures Strategy and Enhanced Commodity Strategy Funds’ investment objectives and strategies, or operate the Managed Futures Strategy and Enhanced Commodity Strategy Funds as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

With regard to the Funds other than the Managed Futures Strategy and Enhanced Commodity Strategy Funds, WisdomTree Asset Management expects to claim relief from the definition of CPO under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Asset Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps. It is expected that, other than the Managed Futures Strategy Fund, the Funds will be able to operate pursuant to the limitations under the revised CFTC Rule 4.5 without materially adversely affecting their ability to achieve their investment objectives. If, however, these limitations were to make it difficult for a Fund to achieve its investment objective in the future, the Trust may determine to operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration or to reorganize or close the Fund or to materially change the Fund’s investment objectives and strategies.

Structured Notes. The Managed Futures Strategy and Enhanced Commodity Strategy Funds may invest in notes, sometimes called “structured notes,” linked to the performance of commodities or commodity indexes. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of commodities markets without investing directly in the underlying physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities. This means that a Fund may lose money if the issuer of the note defaults and that a Fund may not be able to readily close out its investment in such notes without incurring losses. A Fund may not invest more than 30% of its net assets in swap transactions and structured notes.

Credit-Linked Notes. Each Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by a Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than a Fund’s initial investment and that Fund may lose money.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

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Futures, Options and Options on Futures Contracts. Each Fund may use futures contracts and related options: (i) to attempt to gain exposure to U.S. Treasury and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder. Each Fund may also use options to gain exposure to individual securities or security indices.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. Each Fund’s investments in listed futures contracts will be backed by investments in U.S. government securities in an amount equal to the exposure of such contracts. Each Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. The Alternative Funds also may transact in listed commodity futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, that Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks Associated with Commodity Futures Contracts. There are additional risks associated with transactions in commodity futures that are not applicable to other types of futures contracts.

•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contracts may change proportionately. The Fund intends to “roll out” of futures contracts prior to settlement and does not intend to deliver or accept physical commodities upon settlement of such transactions.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.

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Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Options. Each Fund may buy and sell options on individual securities or security indices. Options on particular securities may be more volatile than the underlying securities, and options may be subject to greater price fluctuations than an investment in the underlying securities themselves. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. Accordingly, a Fund will segregate assets to cover transactions in which the Fund writes or sells options as required by SEC or CFTC regulation or interpretation. A Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options, or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. Assets used as cover or held in a segregated account with the custodian cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. The use of a large portion of a Fund’s assets as cover or in segregated accounts could impact the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts, though the Managed Futures Strategy Fund does not intend to do so. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Each Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

When a Fund purchases or sells an options contract, that Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Swap Agreements and Options on Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, commodity index swaps, inflation linked swaps and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps and commodity index swaps involve the exchange of payments based on the value of an index or total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Inflation-linked swaps are typically an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at a future date. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of

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the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), commodities and foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund may not invest more than 30% (20% with respect to the Emerging Markets Corporate Bond Fund) of its net assets in swap transactions and structured notes. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may also enter into options with respect to swap agreements (“swaptions”).  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time.  Depending on the particular terms, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when a Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

EQUITY SECURITIES. Each Fund may invest in equity securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE TRADED PRODUCTS. Each Fund may invest in exchange traded products (“ETPs”), which include ETFs registered under the 1940 Act, exchange traded commodity trusts and exchange traded notes (“ETNs”), as well as instruments that provide exposure to ETPs. The Adviser may receive management or other fees from the ETPs in which the Fund may invest (“Affiliated ETPs”), as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. A Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the spread (the difference between bid price and ask price) may be higher.

Exchange Traded Funds. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund, if investing in an ETF, indirectly bears fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange Traded Commodity Trusts. Each Fund may invest in exchange traded commodity trusts. An exchange traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange traded commodity trusts are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Exchange traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, a Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Investments in exchange traded commodity trusts, like investments in other commodities, may increase the risk that a Fund may not qualify as RIC under the Code. If the Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

Exchange-Traded Notes. Each Fund may invest in ETNs. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not

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receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIALS SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financials sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financials sector.

Events in the financials sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. Each Fixed Income Index Fund and the PutWrite Fund, in seeking to comply with this rule, may experience greater index tracking error because an Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. A Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. Each Fund invests in fixed income securities, such as corporate debt, notes and bonds, and/or instruments related to fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

FLOATING AND ADJUSTABLE RATE NOTES. Each Fund may purchase floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. The Floating Rate Treasury Fund invests primarily in floating rate public obligations of the U.S. Treasury. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of a Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by a Fund may not be longer than 397 days (and therefore would be considered to be within a Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, a Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of a Fund.

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FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in each Fund’s Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without significantly changing the market of the investment. The liquidity of a security will be determined based on the relevant market, trading and investment specific conditions. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. In the event that more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) of the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INFLATION-LINKED BONDS. The Bloomberg U.S. Dollar Bullish Fund, Enhanced Commodity Strategy Fund and Mortgage Plus Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked bonds may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

The periodic adjustment of U.S. inflation-indexed bonds generally is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked bonds held by a Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in a Fund’s gross income. While inflation-adjusted growth does not result in cash payments to a Fund, that Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by that Fund during the taxable year. A Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked bonds held by a Fund, income distributions previously made by that Fund during the taxable year may be deemed a return of capital.

INVESTMENT COMPANY SECURITIES. Each Fund may, and Alternative Income Fund will, invest in the securities of other investment companies (including money market funds and certain ETPs) as well as instruments that provide exposure to other investment companies. The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies although a Fund may invest in excess of these limits in affiliated ETPs and to the extent it enters into agreements and abides by certain conditions of the exemptive relief issued to non-affiliated ETPs. A Fund may purchase or otherwise invest in shares of affiliated ETFs and affiliated money market funds. Further, the Alternative Income Fund’s investments in BDCs and CEFs will comply with either Section 12(d)(1)(F) of the 1940 Act or Rule 12d1-4 under the 1940 Act to permit the Fund to invest in BDCs and/or CEFs in excess of the aggregate limits contained in Section 12(d)(1)(A)(iii) of the 1940 Act.

INVESTMENT IN THE WISDOMTREE SUBSIDIARY. Each of the Managed Futures Strategy and Enhanced Commodity Strategy Funds intend to achieve commodity exposure through investment in its WisdomTree Subsidiary. Each Fund’s investment in

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its WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. A WisdomTree Subsidiary may invest in derivatives including futures, forwards, option and swap contracts, notes, and other investments intended to serve as margin or collateral or otherwise support the WisdomTree Subsidiary’s derivatives positions. A WisdomTree Subsidiary is not registered under the 1940 Act. The Managed Futures Strategy and Enhanced Commodity Strategy Funds, as the sole shareholders of each’s WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because each of the Managed Futures Strategy and Enhanced Commodity Strategy Funds wholly owns and controls its WisdomTree Subsidiary, and the Funds and the WisdomTree Subsidiaries are managed by the Adviser and Sub-Adviser together, it is unlikely that a WisdomTree Subsidiary will take action contrary to the interests of a Fund or a Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Managed Futures Strategy and Enhanced Commodity Strategy Funds, including each Fund’s investment in its WisdomTree Subsidiary, and the Fund’s role as the sole shareholder of its WisdomTree Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the WisdomTree Subsidiaries are organized, respectively, could result in the inability of a Fund and/or its WisdomTree Subsidiary to operate as described in this SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a WisdomTree Subsidiary. If Cayman Islands law changes such that a WisdomTree Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

LOAN PARTICIPATION NOTES. The Emerging Markets Corporate Bond Fund and Bloomberg U.S. Dollar Bullish Fund may invest in loan participation notes (“LPNs”). Loan Participation Notes are notes issued through a special purpose vehicle offshore for the sole purpose of funding a loan to final obligor. Corporate issuers have commonly utilized this structure in jurisdictions where tax regulations make it difficult to access the global bond markets with directly issued debt. LPNs are subject to the same risks as other Corporate Debt, including credit risk, interest rate risk and market risk Many LPNs are highly traded and denominated in dollars. The notes do, however, have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MORTGAGE- AND ASSET-BACKED SECURITIES. Each Fund (except the PutWrite Fund, Managed Futures Strategy Fund and Enhanced Commodity Strategy Fund) may invest in mortgage-backed and asset-backed securities. The Alternative Income Fund will invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are secured (or backed) by pools of commercial or residential mortgages. Asset-backed securities are secured (or backed) by other types of assets, such as automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Investing in mortgage-backed and asset-backed securities is subject to credit risk and interest rate risk. They are also subject to the risk of prepayment, which can change the nature and extent of the Fund’s interest rate risk. The market for mortgage-backed securities may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

The Federal Housing Finance Agency (the “FHFA”) has been developing a new securitization infrastructure for Fannie Mae and Freddie Mac (the “Enterprises”) for mortgage loans backed by single-family properties. A Common Securitization Platform (“CSP”) has been created to facilitate issuance of single-family mortgage securities, release related at-issuance and ongoing disclosures, and administer the securities post-issuance. In addition, CSP will support the Enterprises’ single-family mortgage securitization activities, including the issuance by both Enterprises of a common single mortgage-backed security to be known as the Uniform Mortgage-Backed Security (“UMBS”). The issuance of UMBS has a goal of improving the overall liquidity of the Enterprises’ securities and helping ensure liquidity of the nation’s housing finance markets.

The Single Security Initiative, which affects To-Be-Announced (“TBA”)-eligible and non-TBA eligible securities issued by the Enterprises, was implemented on June 3, 2019. All new or exchanged 55-day TBA-eligible securities issued by either Enterprise are

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referred to as UMBS or Supers. Fannie Mae TBA-eligible mortgage-backed securities have automatically become UMBS with the implementation of the Single Security Initiative. Freddie Mac has:

•	changed the payment delay for all new issue fixed-rate securities from 45 days to 55 days;

•	stopped issuing Gold participation certificates (“PCs”) after June 3, 2019; and

•	permitted investors to exchange legacy Gold PCs into UMBS beginning May 2019. Freddie Mac will provide compensation payments for lengthening the payment delay from 45 days to 55 days.

Implementation of CSP and the exchange of legacy Gold PCs for UMBS is a complex undertaking that has important accounting, tax and/or regulatory implications which could impact the Fund and its investments.

Beginning in June 2019, legacy Gold PCs can be converted into UMBS. Conversions are NOT mandatory. Conversions are optional at the discretion of the individual investor, such as the Fund and the extent of the Fund’s conversions, if any, may vary over time.

MUNICIPAL SECURITIES. The Interest Rate Hedged U.S. Aggregate Bond Fund, the Yield Enhanced U.S. Aggregate Bond Fund, the Yield Enhanced U.S. Short-Term Aggregate Bond Fund and the Mortgage Plus Bond Fund may invest in municipal securities (including taxable municipal securities), the interest payments of which are subject to U.S. federal income tax. Such investments may include securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase also include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). The Fund may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

NON-U.S. GOVERNMENT SECURITIES. Each Fund (except the Floating Rate Treasury Fund) may invest in short-term securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities. The Emerging Markets Local Debt Fund, Emerging Markets Corporate Bond Fund, and Bloomberg U.S. Dollar Bullish Fund may also purchase intermediate and long-term obligations issued or guaranteed by non-U.S. governments, agencies and instrumentalities. Non-U.S. government securities include direct obligations, as well as obligations guaranteed by a foreign government including state, territory or local governments.

NON-U.S. SECURITIES. The Currency Strategy Funds, the Emerging Markets Local Debt Fund and the Emerging Markets Corporate Bond Fund invest a significant portion of their assets in, and the Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund may invest in, non-U.S. securities and/or instruments that provide exposure to such securities or instruments. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Investor protection regimes in foreign countries also may not be comparable to that in the U.S. For example, it may be more difficult to bring claims common in the U.S., including securities class action and fraud claims, or for U.S. regulators to bring enforcement actions against issuers in foreign countries. As a result, the Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S. This risk may be heightened in emerging market countries where legal regimes are generally less developed and legal protections governing private and foreign investments may not yet exist or be in the early stages of development. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S.

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markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the Funds may invest, consistent with their principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Asia. Many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats in Korea and Taiwan, the ethnic, sectarian, and separatist violence found in Indonesia, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have an unpredictable effect on economic and securities market conditions in the region.

The economies of many Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the European Union. The recent global economic crisis has impacted Asia, significantly lowering its exports and foreign investments, which are driving forces of its economic growth. Current economic conditions are also significantly affecting consumer confidence and local stock markets.

In addition to general risks affecting Asian countries, certain Asian countries, including China, Hong Kong, and Taiwan, are subject to additional risks that are based on each country’s history, economy and geography. Certain risks associated with investments in these countries are discussed below.

Investments in Australia. The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and commodities as well as its exports from the agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia is also increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan. These and other factors could have a negative impact on a Fund’s performance.

Investments in Brazil. Investing in Brazil involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government, including: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes, (ii) fluctuations in the rate of exchange between the Brazilian real and the U.S. dollar, (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets, (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy, (v) high rates of inflation and unemployment, (vi) governmental involvement in and influence on the private sector, (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States, and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in Chile. Investing in Chile involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Chile has experienced periods of political instability, and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession. Chile is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Chilean

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economy. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in China or Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty and unrest (including mass protests and the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

After many years of steady growth, the growth rate of China’s economy had slowed prior to 2020. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. In the first quarter of 2021, however, as China recovered from the COVID-19 pandemic, these trends reversed as China’s economy grew over 18% on a year-over-year basis and demand grew within the Chinese real estate market. It remains unclear though whether these trends will continue given global economic uncertainties caused by the pandemic and trade relations and fears that the Chinese real estate market may be overheating.

Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of a Fund’s investment in the VIE. In addition to the risk of government intervention, a Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese

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equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Colombia. The Colombian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Colombia has experienced periods of political instability, and certain sectors and regions of Colombia have experienced high unemployment. Any recurrence of these events may cause downturns in the Colombian market and adversely impact investments in a Fund. Heavy regulation of labor and product markets is pervasive in Colombia and may stifle Colombian economic growth or contribute to prolonged periods of recession. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Colombian economy. The Colombian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Colombia’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Czech Republic. The Czech Republic may experience effects of declining exports, especially to EU countries, inflation and increasing taxes. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries.

Investments in Emerging Markets Securities. Investing in developing markets may be subject to additional risks not associated with more developed economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries; and (vii) limited investor rights and legal or practical remedies. Emerging markets are generally less liquid and less efficient than developed securities markets. Some emerging markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Each of these factors may cause a Fund to decline in value. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in the Fund.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), many are also members of the European Economic and Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the past, European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These concerns have also negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits

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from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

On January 31, 2020, the United Kingdom formally exited the EU. During an 11-month transition period, the United Kingdom, including its businesses and people, continued to abide by applicable EU rules, honored the United Kingdom’s trade relationships with EU countries, and prepared for the new post-Brexit rules which took effect on January 1, 2021. The impact of Brexit on the United Kingdom, the EU and global markets remains unclear and will depend largely upon the United Kingdom’s ability to negotiate favorable terms with the EU with respect to trade and market access. Brexit may also impact each of these markets should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Investments in India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political or social developments in India and surrounding regions may affect the value of a Fund’s investments and the value of Fund shares. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Although the government has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies, or, if it does, that such policies will succeed. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities as well as potentially high levels of inflation. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from laws in the U.S. These and other factors may decrease the value and liquidity of a Fund’s investments, and therefore the value and liquidity of an investment in a Fund.

Investments in Indonesia. Southeast Asia is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold. Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country’s ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. These and other factors could have a negative impact on a Fund’s performance.

Investments in Japan. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, relatively high unemployment, low domestic consumption, an aging and declining population and large government debt. Economic growth is heavily dependent on international trade, government support and consistent government policy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could have a negative impact on the Japanese economy as a whole. Japan continues to recover from a recurring recession; however, it is still vulnerable to persistent underlying systemic risks. Despite signs of economic growth, Japan is still the subject of recessionary concerns. While Japan experienced an increase in exports in recent years, the rate of export growth has since slowed.

Although Japan continues to recover from a prolonged economic downturn dating back to 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. Economic growth in Japan is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy supporting its export market. In the past, Japanese exports have been adversely affected by trade tariffs and other protectionist measures as well as increased competition from developing nations. Japan has few natural resources and is heavily dependent on oil imports. Higher commodity prices could therefore have a negative impact on the Japanese economy. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Despite the emergence of China as an important trading partner of Japan, strained relationships between Japan and its neighboring countries, including China, Russia, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. Increased political tension between countries in the region could adversely affect the Japanese economy and, in the event of a crisis, destabilize the region. The Japanese economy is also vulnerable to concerns of

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economic slowdown from within the Japanese financial system, including high levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japanese currency fluctuations may also adversely impact the Japanese economy and its export market. In the past, the Japanese government has intervened in its currency market to maintain or reduce the value of the yen. Any such intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.

In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on a Fund’s performance.

Investments in Malaysia. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy. The United States is a significant trading and investment partner of Malaysia. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Malaysian economy. These and other factors could have a negative impact on a Fund’s performance.

Investments in Mexico. Investing in Mexico involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. The United States is Mexico’s largest trade and investment partner and the Mexican economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Mexico has increased. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Mexico’s dependency on the U.S. economy. Any downturn in U.S. or Canadian economic activity is likely to have an adverse impact on the Mexican economy. Mexico has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized companies to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Mexico has historically experienced acts of violence, terrorism, significant criminal activity and strained international relations related to border disputes, historical animosities, the drug trade and other defense concerns. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.

Certain political and currency instability risks have contributed to a high level of price volatility in the Mexican equity and currency markets and could adversely affect investments in the Funds. Mexico has been destabilized by local insurrections and social upheavals in certain regions, particularly the State of Chiapas. Recurrence of these conditions may adversely impact the

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Mexican economy. Some of the government’s challenges include the upgrade of infrastructure, the modernization of the tax system and labor laws, and the reduction of income inequality. In addition, Mexico has had one political party dominating government until the elections of 2000. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability. Mexico has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Philippines. The Philippines’ economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. As an emerging country, the Philippines’ economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments could impact economic growth. The Philippines is subject to natural disaster risk. These and other factors could have a negative impact on a Fund’s performance.

Investments in Poland. Poland is considered to have one of the healthiest economies of the post-communist countries and is currently one of the fastest growing countries within the EU. Since the fall of the communist government, Poland has steadfastly pursued a policy of liberalizing the economy and today stands out as a successful example of the transition from a centrally planned economy to a primarily capitalistic market economy. Poland is the only member of the European Union to have avoided a decline in GDP during the late 2000s recession. In 2009 Poland had the greatest GDP growth in the EU. As of November 2009, the Polish economy had not entered the global recession of the late 2000s nor had it even contracted. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries.

The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Poland, the purchase and sale prices for such securities and the timing of purchases and sales. The government in Poland may also restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. Moreover, governmental approval or special licenses prior to investments by foreign investors may be required and may limit the amount of investments by foreign investors in a particular industry and/or issuer.

The government of Poland may also withdraw or decline to renew a license that enables a Fund to invest in Poland. Any one of these factors could cause a decline in the value of a Fund.

The Polish government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Poland, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Poland. The market for Polish securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Eastern Europe. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Polish economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Poland. These and other factors could have a negative impact on a Fund’s performance.

Investments in Russia. Investments in Russia involve special considerations not typically associated with investing in the U.S. or countries with more established economies or currency markets. These risks include: (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index, if applicable, and decrease a Fund’s tax efficiency; (ii) unfavorable action by the Russian government, such as expropriation, dilution, devaluation, or default from excessive taxation; (iii) fluctuations in the currency rate exchange between the Russian ruble and the U.S. dollar; (iv) smaller securities markets with greater price volatility, less liquidity, and fewer issuers with a larger percentage of market capitalization or trading volume than in U.S. markets; (v) continued governmental involvement in and influence over the private sector as Russia undergoes a transition from central control to market-oriented democracy; (vi) less reliable financial information available concerning Russian issuers that may not be prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards; and (vii) unfavorable political and economic developments, social instability, and changes in government policies. In addition, investing in Russian securities involves risks of delayed settlement of portfolio transactions and the loss of a Fund’s ownership rights in its securities due to the Russian system of custody and share registration. Investments in Russia are also subject to the risk that a natural disaster, such as an earthquake, drought, flood, fire or tsunami, could cause a significant adverse impact on the Russian economy. Economic sanctions imposed on Russia by the United States, EU, and other Western countries in response to Russia’s military intervention in the Ukraine may also negatively affect the performance of Russian companies and the overall Russian economy. These sanctions target the Russian financial, energy and defense sectors, but they

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have also caused capital flight, a loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that could lead to ruble inflation. Coupled with lower worldwide oil prices, Western sanctions have had the effect of slowing the entire Russian economy and may push the Russian economy toward recession. These and other factors could have a negative impact on a Fund’s performance.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Africa. Investing in South Africa involves special considerations not typically associated with investing in countries with more established economies or currency markets. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in a Fund.

Investments in South Korea. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). Korea has experienced modest economic growth during the years that led up to 2020, and South Korea has experienced an acceleration in economic growth in 2021, but such continued growth may slow down due, in part, to the slower economic growth in China and the increased competitive advantage of Japanese exports with the weakened yen. Relations with North Korea could also have a significant impact on the economy of Korea. Relations between South Korea and North Korea remain tense, as exemplified by periodic acts or threats of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan. These and other factors could have a negative impact on a Fund’s performance.

Investments in Thailand. The Thai economy is dependent on commodity prices and trade with the economies of Asia, Europe and the United States. Reduction in spending by these economies on Thai products and services or negative changes in any of these economies may cause an adverse impact on the Thai economy. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse event in the Asian markets may have a significant adverse effect on the Thai economy. The United States is Thailand’s largest export market and third largest supplier, after Japan and China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Thai economy.

Thailand has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Thai market and adversely affect the Thai economy. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in a Fund.

The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Recurrence of these conditions, unanticipated or sudden changes in the political structure or other Thai political events may result in sudden and significant investment losses. These and other factors could have a negative impact on a Fund’s performance.

Investments in Turkey. The Turkish economy is dependent on trade with certain key trading partners. Reduction in spending by these economies on Turkish products and services or negative changes in any of these economies may cause an adverse impact on the Turkish economy.

Turkey has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards, or in some cases due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur. The United States is a significant trading partner of and investor in Turkey. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Turkish economy.

Turkey has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Turkish market and adversely affect the performance of the Turkish economy.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Turkey has experienced periods of substantial inflation,

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currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. These and other factors could have a negative impact on a Fund’s performance.

REAL ESTATE INVESTMENT TRUSTS. The Alternative Income Fund will invest in real estate investment trusts (“REITs”). By investing in REITs, the Fund will be exposed to the risks of owning real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code, and failing to maintain exemption from the registration requirements of the 1940 Act. REITs may use leverage (and some may be highly leveraged), which increases risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates. As the demand for, or prices of, real estate increase, the value of the Fund’s investments in REITs generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. As discussed herein, a Fund may not invest more than 10% (15% for the Emerging Markets Corporate Bond Fund and Alternative Funds) of its net assets in illiquid investments. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including a Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, a Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

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SHORT SALE TRANSACTIONS. Each Fund may engage in “short sale” transactions. A short sale involves the sale by a Fund of a listed futures contract, security or commodity that it does not own at a specified price on a future date. Entering into a short sale transaction, the Fund would generally expect the trading price of the subject listed futures contract, security or commodity to be lower on the specified future date than the price at which it agreed to sell the security or commodity. The Fund would hope to acquire the listed futures contract, security or commodity at a lower price on such date, thereby realizing a gain equal to the difference in the acquisition price and the sale price (less any costs). The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the listed futures contract, security, commodity or derivative subject to a short sale transaction increases during the period covered by the contract, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered (plus any costs). Because it requires little or no money to enter into a short sale transaction, a Fund could potentially lose more money than the actual cost of entering into the transaction.

Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. A Fund engaging in short sale transactions may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund is required to segregate cash and other assets on its books to cover its short sale obligations. This means that such cash and other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

SOVEREIGN DEBT OBLIGATIONS. Each Fund (except the Floating Rate Treasury Fund) may invest in sovereign debt obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

SUPRANATIONAL SECURITIES. Each Fund (except the Floating Rate Treasury Fund) may invest in securities issued by supranational entities. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s applicable Sub-Adviser. The Trust has delegated to the Sub-Advisers the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

All Mellon Managed Funds and Newton Managed Funds. As registered investment advisers, Mellon and Newton are often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of their clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Mellon and Newton take into account long term economic value as it evaluates issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

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For clients that have delegated proxy authority, Mellon and Newton will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist Mellon and Newton in that process, they each retain Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, each of Mellon and Newton also retains Glass Lewis for research services only.

Mellon and Newton seek to avoid potential material conflicts of interest through their participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“Committee”). As such, Mellon and Newton have each adopted and implemented BNY Mellon’s Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which either Mellon or Newton has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.

Under this policy, the Committee permits member firms (such as Mellon and Newton) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).

With respect to the Alternative income Fund, as required by Section 12(d)(1)(F) of the 1940 Act and Rule 12d1-4, as applicable, Mellon will vote the shares of BDCs and CEFs held by the Fund in the same proportion as the vote of all other shareholders of such security (i.e., mirror vote).

Both Mellon and Newton will furnish a copy of its Proxy Voting Policy and its proxy voting guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock. It is the policy of Mellon and Newton not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon and Newton have the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, each of Mellon and Newton have contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon stock held by any Mellon or Newton accounts on any matter in which shareholders of BNY Mellon stock are required or permitted to vote.

Proxy Voting Disclosure. Clients who have delegated proxy voting authority to Mellon or Newton may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities. Mellon and Newton perform periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Mellon’s and Newton’s records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as a component of Mellon’s and Newton’s Rule 206(4)-7 compliance program.

All Voya IM Managed Funds. The Trust has adopted as its proxy voting policies for each Voya IM Managed Fund the proxy voting guidelines of Voya IM. Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

All Funds. A complete copy of each Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of a Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for

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business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund will disclose its complete portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INDEX DESCRIPTIONS

A description of each Index on which a Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index, including the components and weightings of the Index, as well as the Index methodology, which contains the rules that govern inclusion and weighting in each of the Indexes, is available on each respective Index provider’s website. This additional information with respect to the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index, which tracks an index provided by WisdomTree Investments and its affiliates, is available at www.wisdomtree.com/index.

Fixed Income Index Funds.

Index Rebalance. Each underlying Index of the Fixed Income Index Funds (with the exception of the underlying Index of the Interest Rate Hedged High Yield Bond Fund) is “rebalanced” or “reconstituted” on a monthly basis. New securities are added to each Index, only during the monthly rebalance. During the monthly rebalance, securities are screened to determine whether they comply with the index methodology and are eligible to be included in the Index.

The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is “rebalanced” or “reconstituted” on a semi-annual basis on the last business days of May and November. New securities are added to the Index only during the semi-annual rebalance, however, bonds are removed monthly due to ratings changes, if any.

The date of the determination is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet index requirements are added to the Index, and securities that do not meet such requirements are dropped from the Index. In response to market conditions, security weights and the weights of the short positions and long positions may fluctuate above or below a specified cap between monthly Index rebalance dates.

Index Components. The approximate number of components of each Index is disclosed herein as of November 30, 2021.

Name of Index	Approximate Number of Components
Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration	12,364
WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index	820
Bloomberg U.S. Treasury Floating Rate Bond Index	4
Bloomberg U.S. Aggregate Enhanced Yield Index	5,107
Bloomberg U.S. Aggregate Index	12,364
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	3,850
Bloomberg U.S. Short Aggregate Enhanced Yield Index	3,090

Index Maintenance. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, stock dividends, spin-offs, corporate restructurings and other corporate actions.

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Index Availability. Each Index is calculated and disseminated throughout each day the Listing Exchange is open for trading.

Changes to the Index Methodology. The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is governed by a published, rules-based methodology. Changes to the methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation.

Index Calculation Agent. Each Fixed Income Index Fund has a Calculation Agent that will calculate, maintain and disseminate the underlying Index on a daily basis. For each Fixed Income Index Fund (except the Interest Rate Hedged High Yield Bond Fund), the Fund’s index provider is the Calculation Agent. In order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as Index provider and investment adviser to the Interest Rate Hedged High Yield Bond Fund, WisdomTree Investments has retained an unaffiliated third party to calculate the Index (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology for the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index, will calculate and disseminate the Index on a daily basis. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Index is being calculated in accordance with the rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Index from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund’s portfolio strategies.

Alternative Income Fund.

Index Screening/Rebalance Dates. The Gapstow Liquid Alternative Credit Index is rebalanced on a quarterly basis in January, April, July and October. The Index is reconstituted on a semi-annual basis in April and October.

At each reconstitution of the Index, BDCs, CEFs and REITs (collectively, the “Vehicles”) eligible for inclusion in the Index are added to each alternative credit sector of the Index in descending order of six-month average daily market capitalization until either that sector’s target number of Vehicles is reached, or the list of Vehicles in that sector is exhausted.

Index Components. The approximate number of components of the Gapstow Liquid Alternative Credit Index is 35 as of November 30, 2021.

PutWrite Fund.

CBOE S&P 500 PutWrite Index. The strike price of the new SPX Puts that are sold is the strike price of listed SPX Puts that are closest to, but not greater than, the last value of the S&P 500 Index reported before 11:00 a.m., Eastern Time, on the Roll Date. For example, if the last S&P 500 Index value reported before 11:00 a.m., Eastern Time, on the Roll Date is 1233.10, and the closest listed SPX Put strike price below 1233.10 is 1230, then 1230 strike SPX Puts are sold.

The SPX Puts are deemed to be sold at a price equal to the volume-weighted average price (“VWAP”) of SPX Puts with that strike price during the half-hour period beginning at 11:30 a.m., Eastern Time. If no transactions occur at the new SPX Put strike price between 11:30 a.m. and 12:00 p.m., Eastern Time, then the new SPX Puts will be deemed sold at the last bid price reported before 12:00 p.m., Eastern Time.

At expiration, the SPX Puts are settled against a Special Opening Quotation (“SOQ”) of the S&P 500 Index. The SOQ is a special calculation of the S&P 500 Index that is compiled from the opening prices of component stocks underlying the S&P 500 Index.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index, if applicable without a shareholder vote, provided that it obtains Board approval and notifies its shareholders with at least sixty (60)-days’ prior written notice of any such change.

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Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

Currency Strategy Funds and PutWrite Strategy Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Managed Futures Strategy Fund, Emerging Markets Corporate Bond Fund, Emerging Markets Local Debt Fund, Mortgage Plus Bond Fund and Enhanced Commodity Strategy Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For these purposes, the components of the Managed Futures Strategy Fund’s Benchmark (e.g., gold, silver, natural gas) are considered to be separate industries.*

Fixed Income Index Funds only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

Alternative Income Fund only:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Fund’s underlying Index concentrates in the securities of a particular industry or group of industries.

__________________

*As of June 4, 2021, the Managed Futures Strategy Fund changed its principal investment strategy and no longer seeks to provide returns that correspond to the performance of the WisdomTree Managed Futures Index (the “Benchmark”). As a result, the Fund will no longer concentrate its investments to the same extent as the Benchmark.

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Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice. If, subsequent to an investment, the 80% requirement for a Fund is no longer met, such Fund’s future investments will be made in a manner that will bring the Fund into compliance with its 80% policy.

PutWrite Fund, Managed Futures Strategy Fund, and Currency Strategy Funds (except the Bloomberg U.S. Dollar Bullish Fund) only:

Each Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to the particular country or geographic region suggested by the Fund’s name, including certain derivatives described herein and in the Fund’s Prospectus.

Fixed Income Index Funds only:

Under normal circumstances, in accordance with Rule 35d-1 under the 1940 Act, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name.

Emerging Markets Corporate Bond Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Corporate Debt. For these purposes, Corporate Debt includes fixed income securities, such as bonds, notes, money market securities and other debt obligations of emerging market issuers, as well as other instruments described herein and in the Fund’s Prospectus.

Emerging Markets Local Debt Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Local Debt. For these purposes, Local Debt includes fixed income securities, such as bonds, notes or other debt obligations, denominated in local currencies of emerging market countries, as well as other instruments described herein and in the Fund’s Prospectus.

Managed Futures Strategy Fund only:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity and currency-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of listed commodity, currency and financial futures contracts described herein and in the Fund’s Prospectus.

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Mortgage Plus Bond Fund only:

Under normal circumstances, in accordance with Rule 35d-1 under the 1940 Act, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in mortgage-related debt and other securitized debt. The Fund’s investment in derivatives will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

Enhanced Commodity Strategy Fund only:

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in commodity and commodity-related futures contracts, U.S. government securities and money market instruments that collectively will provide exposure to the commodities markets.

Alternative Income Fund only:

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Fund’s investment in derivatives will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree Investments or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) funds as they are launched or thereafter, may purchase shares from other broker-dealers or other investors that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

■	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
■	privately negotiated transactions;

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■	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
■	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Funds being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

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MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Advisers provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 230 Park Avenue, New York, New York 10169.

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The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (83.3%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	None

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of	77	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
		MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.

Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments and WisdomTree Asset Management.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, Wisdom Tree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Adminstrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

*	Chair of the Audit Committee.
**	Chair of the Contracts Review Committee.
***	Co-Chair of the Governance, Nominating and Compliance Committee.
****	Chair of the Investment Committee.
*****	Elected by and serves at the pleasure of the Board.
+	As of the date of this SAI.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison

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between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended August 31, 2021, the Audit Committee held eight meetings.

Governance, Nominating and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating and Compliance Committee. The principal responsibilities of the Governance, Nominating and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Funds and their service providers as reported to the Board. While the Governance, Nominating and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Exchange Act, in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating and Compliance Committee. During the fiscal year ended August 31, 2021, the Governance, Nominating and Compliance Committee held five meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. On March 12, 2014, the Board created the Contracts Review Committee. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended August 31, 2021, the Contracts Review Committee held six meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine and provide recommendations to the Board as needed in respect of the foregoing matters. On December 11, 2015, the Board created the Investment Committee. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended August 31, 2021, the Investment Committee held ten meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, exchange traded funds, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

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The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Jonathan L. Steinberg	Emerging Markets Local Debt Fund	$50,001-$100,000	Over $100,000
Independent Trustees
David G. Chrencik	Emerging Markets Corporate Bond Fund Yield Enhanced U.S. Aggregate Bond Fund Enhanced Commodity Strategy Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000	Over $100,000
Joel H. Goldberg	N/A	N/A	Over $100,000
Melinda Raso Kirstein	Yield Enhanced U.S. Aggregate Bond Fund	$10,001-$50,000	Over $100,000
Toni M. Massaro	N/A	N/A	Over $100,000
Victor Ugolyn	Yield Enhanced U.S. Aggregate Bond Fund	$50,001-$100,000	Over $100,000

*	These values are based on the Trustees’ ownership as of December 31, 2020.

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended August 31, 2021.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0
Independent Trustees
David Chrencik	$339,900	None	None	$339,900
Joel Goldberg	$355,350	None	None	$355,350
Melinda Raso Kirstein	$339,900	None	None	$339,900
Toni M. Massaro	$324,450	None	None	$324,450
Victor Ugolyn	$463,500	None	None	$463,500

*	The Trust is the only trust in the “Fund Complex.”

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Control Persons and Principal Holders of Securities.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of November 30, 2021, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Bloomberg U.S. Dollar Bullish Fund
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	22.95%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	21.51%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	12.30%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.89%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	8.41%
	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.28%
	U.S. Bank N.A. 615 E. Michigan Street Milwaukee, WI 53202	5.98%
	The Bank of New York Mellon 240 Greenwich Street, 13th Floor East New York, NY 10286	5.05%
WisdomTree Chinese Yuan Strategy Fund
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	20.65%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	18.19%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	11.50%
	Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	6.18%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.94%
	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	5.56%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	5.26%
WisdomTree Emerging Currency Strategy Fund
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	33.46%
	National Financial Services LLC 499 Washington Blvd.	19.17%

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Jersey City, NJ 07310
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.19%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	7.06%
WisdomTree Emerging Markets Corporate Bond Fund
LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	19.01%
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	12.37%
Fidelity Clearing Canada ULC/CDS 483 Bay Street, South Tower, Suite 200 Toronto, ON M5G 2N7 Canada	11.96%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	11.79%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.79%
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	7.80%
WisdomTree Emerging Markets Local Debt Fund
Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610-9122	21.18%
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.63%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	11.34%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.70%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	6.11%
WisdomTree Floating Rate Treasury Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	30.68%
Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	13.18%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	9.04%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.81%
Charles Schwab & Co., Inc. 211 Main St.	6.58%

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	San Francisco, CA 94105-1905
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	6.13%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.61%
WisdomTree Interest Rate Hedged High Yield Bond Fund
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	24.41%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	14.54%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	11.14%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.81%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	7.04%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.17%
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	35.29%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	22.01%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.62%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.53%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	6.06%
	Folio Investments, Inc. 8180 Greensboro Dr. 8th Floor McLean, VA 22102	5.18%
WisdomTree Mortgage Plus Bond Fund
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	41.02%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	16.18%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	13.74%
	LPL Financial LLC

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	4707 Executive Drive San Diego, CA 92121	11.99%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.71%
	Interactive Brokers LLC/Retail Two Pickwick Plaza, Greenwich, CT 06830	6.26%
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	26.19%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	22.32%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	16.76%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.57%
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	27.16%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	16.59%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	15.42%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10.69%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	9.13%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.95%
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	24.15%
	Morgan Stanley & Co. LLC 522 Fifth Ave. New York, NY 10036	20.27%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	12.22%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10.05%
	SEI Private Trust Company/C/O GWP One Freedom Valley Dr. Oaks, PA 19456	7.21%
WisdomTree Enhanced Commodity Strategy Fund		N/A

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WisdomTree Managed Futures Strategy Fund
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	30.00%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	22.44%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.96%
	Morgan Stanley & Co. LLC 522 Fifth Ave. New York, NY 10036	7.97%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.51%
	SEI Private Trust Company/C/O GWP One Freedom Valley Dr. Oaks, PA 19456	6.01%
WisdomTree Alternative Income Fund		N/A

Certain officers, employees, accounts or affiliates of WisdomTree Asset Management (such as WisdomTree Investments, 230 Park Avenue, New York, NY 10169), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of a Fund, to facilitate the Funds’ achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control the Fund (i.e., own greater than 25% of the Fund’s shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of that Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements, which could negatively impact that Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 230 Park Avenue, New York, New York 10169.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also provides proactive oversight of the Sub-Advisers’ daily monitoring of the Sub-Advisers’ buying and selling of securities for each Fund, and regular review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

■	Overseeing the Trust’s insurance program;

■	Overseeing and coordinating all governance matters for the Trust;
■	Coordinating meetings of the Board of Trustees;
■	Devoting time and resources to maintaining an efficient market for each Fund’s shares;
■	Coordinating with outside counsel on all Trust related legal matters;
■	Coordinating the preparation of the Trust’s financial statements;
■	Coordinating all regulatory filings and shareholder reporting;
■	Overseeing each Fund’s tax status and tax filings;
■	Maintaining and updating a website for certain required disclosures; and
■	Providing shareholders with additional information about the Funds.

Each Fund pays WisdomTree Asset Management the Management Fee, based on a percentage of the Fund’s average daily net assets, indicated below.

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Fund	Advisory Fee Rate
Bloomberg U.S. Dollar Bullish Fund	0.50%
Chinese Yuan Strategy Fund	0.45%
Emerging Currency Strategy Fund	0.55%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Floating Rate Treasury Fund	0.15%
Interest Rate Hedged High Yield Bond Fund	0.43%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%
Mortgage Plus Bond Fund	0.45%
Yield Enhanced U.S. Aggregate Bond Fund	0.12%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.12%
CBOE S&P 500 PutWrite Strategy Fund	0.44%
Enhanced Commodity Strategy Fund	0.55%
Managed Futures Strategy Fund	0.65%
Alternative Income Fund	0.50%

Pursuant to an investment advisory agreement on behalf of the Funds, WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

WisdomTree Asset Management is also responsible for the general management and administration of each WisdomTree Subsidiary pursuant to a separate investment advisory agreement with the WisdomTree Subsidiary. Under the advisory agreement, WisdomTree Asset Management provides each WisdomTree Subsidiary with the same type of management services, for the same fee and under essentially the same terms, as are provided for the Managed Futures Strategy and Enhanced Commodity Strategy Funds.

For the following periods, the Adviser received the following fees from the Funds:

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Fund	Commencement of Operations	Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2021	Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2020	Advisory Fee Paid for the Fiscal Year or Period Ended August 31, 2019
Bloomberg U.S. Dollar Bullish Fund	12/18/2013	$483,463(1)	$353,565(1)	$317,346(1)
Chinese Yuan Strategy Fund	5/14/2008	$187,718(2)	$111,434(2)	$131,052(2)
Emerging Currency Strategy Fund	5/6/2009	$81,461(3)	$88,455(3)	$114,876(3)
Emerging Markets Corporate Bond Fund	3/8/2012	$279,758	$197,065	$234,319
Emerging Markets Local Debt Fund	8/9/2010	$732,105	$913,561	$1,028,635
Floating Rate Treasury Fund	2/4/2014	$1,791,611	$2,532,904	$2,597,270
Interest Rate Hedged High Yield Bond Fund	12/18/2013	$581,510	$784,187	$1,138,188
Interest Rate Hedged U.S. Aggregate Bond Fund	12/18/2013	$312,725	$198,843	$170,642
Mortgage Plus Bond Fund	11/14/2019	$158,008	$77,353*	N/A**
Yield Enhanced U.S. Aggregate Bond Fund	7/9/2015	$1,399,351(4)	$1,320,972(4)	$632,038(4)
Yield Enhanced U.S. Short- Term Aggregate Bond Fund	5/18/2017	$193,065(5)	$107,839(5)	$72,384(5)
CBOE S&P 500 PutWrite Strategy Fund	2/24/2016	$422,902(6)	$694,717(6)	$887,021(6)
Enhanced Commodity Strategy Fund	12/19/2021	$601,429(7)***	N/A**	N/A**
Managed Futures Strategy Fund	1/5/2011	$798,609(8)	$915,234(8)	$ 1,412,387(8)
Alternative Income Fund	5/6/2021	$5,910****	N/A**	N/A**

(1)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $4,119, $4,528 and $6,068, respectively.
(2)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $1,552, $1,718 and $2,623, respectively.
(3)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $989, $1,047 and $903, respectively.
(4)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $421,352, $880,649 and $343,335, respectively.
(5)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $48,257, $71,893 and $34,676, respectively.
(6)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $140,056, $51,264 and $6,427, respectively.
(7)	Amount is net of advisory fee waivers. The advisory fees waived for 2021 was $7,269.
(8)	Amount is net of advisory fee waivers. The advisory fees waived for 2019, 2020 and 2021 were $217,290, $149,258 and $45,687, respectively.
*	Commenced operations on November 14, 2019.
**	Not in operation for the period indicated.
***	Commenced operations on December 19, 2020.

**** Commenced operations on May 6, 2021.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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Sub-Advisers.

Mellon Investments Corporation. Mellon serves as sub-adviser to, and is responsible for the day-to-day management of, the Mellon Managed Funds and each WisdomTree Subsidiary. Mellon, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. MBC Investments Corporation owns between 80% and 100% of Mellon Investments Corporation (Mellon), with up to 20% owned by certain Mellon employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation. Mellon manages each Mellon Managed Fund’s and each WisdomTree Subsidiary’s portfolio investments and places orders to buy and sell each Fund’s and the Subsidiary’s portfolio investments. WisdomTree Asset Management pays Mellon for providing sub-advisory services to the Mellon Managed Funds.

Mellon believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Mellon Managed Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

Mellon utilizes a team of investment professionals acting together to manage the assets of each Mellon Managed Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in each Fund’s portfolio as it deems appropriate in the pursuit of each Fund’s investment objectives.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the portfolio of each Mellon Managed Fund, except Alternative Income Fund, are David Nieman, Nancy Rogers, and Gregg Lee. Mr. Nieman, Mr. Lee and Ms. Rogers are members of Mellon’s Fixed Income Team. Mr. Nieman and Ms. Rogers manage each Fixed Income Fund and each of the Currency Funds. Mr. Lee manages only the Emerging Markets Local Debt Fund.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the portfolio of the Alternative Income Fund are Marlene Walker-Smith, David France, Todd Frysinger, Vlasta Sheremata and Michael Stoll, each of whom is a member of Mellon’s Equity Index Strategies Team.

As of November 30, 2021, the Fixed Income Team managed 16 registered investment companies with approximately $6 billion in assets; 34 pooled investment vehicles with approximately $21 billion in assets; and 24 other accounts with approximately $17 billion in assets.

As of November 30, 2021, the Equity Index Strategies Team managed 116 registered investment companies with approximately $137 billion in assets; 109 pooled investment vehicles with approximately $125 billion in assets; and 56 other accounts with approximately $154 billion in assets.

Voya Investment Management Co., LLC. Voya IM serves as sub-adviser and is responsible for the day-to-day management of the Voya IM Managed Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Voya IM Managed Fund and places orders to buy and sell each such Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Voya IM Managed Funds.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement with respect to the Voya IM Managed Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as

50

defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without any penalty, by (i) vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on not more than sixty (60) days’ written notice to the Sub-Adviser, (ii) WisdomTree Asset Management or the Sub-Adviser for cause on at least sixty (60) days’ written notice to the other party, and (iii) WisdomTree Asset Management or the Sub-Adviser on at least 120 days’ written notice to the other party prior to any annual renewal term. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. The Yield Enhanced U.S. Short-Term Aggregate Bond Fund is managed by Voya IM’s Multi-Sector Fixed Income Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Sean Banai, CFA, Bob Kase, CFA, Randall Parrish, CFA, Dave Goodson and Brian Timberlake, CFA, PhD.

As of September 30, 2021, the Multi-Sector Fixed Income Portfolio Management Team managed 8 registered investment companies with approximately $18 billion in assets; 4 pooled investment vehicles with approximately $2 billion in assets; and 47 other accounts with approximately $14 billion in assets.

The Interest Rate Hedged High Yield Bond Fund is managed by Voya’s IM High Yield Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are: Randall Parrish, CFA and Rick Cumberledge, CFA.

As of September 30, 2021, the High Yield Portfolio Management Team managed 6 registered investment companies with approximately $2 billion in assets; and approximately $1 billion in other investment vehicles.

The Emerging Markets Corporate Bond Fund is managed by Voya IM’s Emerging Markets Debt Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Jean-Dominique Butikofer and Anthony Routh.

As of September 30, 2021, the Emerging Markets Debt Portfolio Management Team managed 5 registered investment companies totaling $651 million in assets; and approximately $3 billion in other investment vehicles.

The Mortgage Plus Bond Fund is managed by Voya IM’s Securitized Credit and Agency RMBS Portfolio Management Team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Dave Goodson, Jonathan Abshire, CFA, John R. Edwards, Jeff Dutra, CFA, and Justin McWhorter, CFA, CPA.

As of September 30, 2021, the Securitized Credit and Agency RMBS Portfolio Management Team managed 9 registered investment companies totaling approximately $6 billion in assets; and approximately $14 billion in other investment vehicles.

Newton Investment Management North America, LLC. Newton serves as sub-adviser to, and is responsible for the day-to-day management of the Newton Managed Funds. Newton is an indirect subsidiary of BNY Mellon, a banking and financial services company. Newton chooses the portfolio investments of the Newton Managed Funds and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Newton for providing sub-advisory services to the Newton Managed Funds.

Newton believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Newton from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to each Newton Managed Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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Portfolio Managers. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Newton Managed Funds’ portfolios are Vassilis Dagioglu, James Stavena, Dimitri Curtil and Torrey Zaches.

As of September 30, 2021, Mr. Dagioglu managed 13 registered investment companies with approximately $4,178 million in assets; 70 pooled investment vehicles with approximately $18,533 million in assets; and 26 other accounts with approximately $5,282 million in assets.

As of September 30, 2021, Mr. Stavena managed 9 registered investment companies with approximately $3,827 million in assets; 94 pooled investment vehicles with approximately $16,410 million in assets; and 20 other accounts with approximately $4,654 million in assets.

As of September 30, 2021, Mr. Curtil managed 13 registered investment companies with approximately $4,178 million in assets; 97 pooled investment vehicles with approximately $18,455 million in assets; and 26 other accounts with approximately $5,282 million in assets.

As of September 30, 2021, Mr. Zaches managed 13 registered investment companies with approximately $4,178 million in assets; 62 pooled investment vehicles with approximately $12,331 million in assets; and 26 other accounts with approximately $5,282 million in assets.

Portfolio Manager Fund Ownership – Mellon.

As of November 30, 2021, none of the portfolio managers owned shares of the Funds that they manage.

Portfolio Manager Fund Ownership – Voya IM.

As of September 30, 2021, with respect to the Multi-Sector Fixed Income Portfolio Management Team, High Yield Portfolio Management Team, Emerging Markets Debt Portfolio Management Team and Securitized Credit and Agency RMBS Portfolio Management Team, one of the Voya IM portfolio managers owned shares of the Voya IM Managed Fund(s) that they manage. As of September 30, 2021, Bob Kase owned 200 shares of WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (Ticker SHAG), with a value in the dollar range of $10,001–$50,000.

Portfolio Manager Fund Ownership –Newton.

As of September 30, 2021, none of the portfolio managers owned shares of the Funds that they manage.

Portfolio Manager Compensation – Mellon and Newton.

Mellon’s and Newton’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Mellon’s and Newton’s investment personnel to focus on long-term alpha generation.

Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass Mellon’s investment professional rewards program.

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan
–	Deferred cash for investment in Mellon’s products
–	Deferred notional shares in Newton

BNY Mellon restricted stock units Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Portfolio Manager Compensation – Voya IM.

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Voya IM’s overall results include a review of firm profitability, team performance and the Investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment. In addition, if an employee’s fixed base salary compensation exceeds a particular threshold, the employee may participate in Voya Financial’s deferred compensation plan.

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Awards are based on the current year’s performance as defined by the Voya Financial long term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM Mutual Funds. Awards are subject to a time based vesting schedule.

Description of Material Conflicts of Interest – Mellon and Newton.

It is the policy of both Mellon and Newton to make business decisions free from conflicting outside influences. Mellon’s and Newton’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s and Newton’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY Mellon, potential conflicts may also arise between Mellon, Newton and other BNY Mellon companies.

Mellon and Newton will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s and Newton’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s and Newton’s Form ADV.

Mellon and Newton manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for it. For example, Mellon and Newton or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon or Newton and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon’s or Newton’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon or Newton may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon or Newton client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon and Newton have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon and Newton have adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon and Newton have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Mellon’s and Newton’s adherence to such policies and procedures.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts,

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commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.  As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

All Funds

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or the applicable investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and Mellon’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

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Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate.  In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The Portfolio Managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem.  Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full,

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while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust, the Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for each Fund. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. State Street also provides services for each WisdomTree Subsidiary. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. State Street also serves as the Funds’ securities lending agent. As compensation for providing such services, State Street receives a portion of the income earned by the Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Securities Lending Activities. State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including State Street Bank and Trust Company and any affiliate thereof. State Street determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program and, on a monthly basis, State Street will make available to the Trust’s Board of Trustees a statement describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the most recent fiscal year were as follows:

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Fees and/or compensation for securities lending activities and related services ($)
Fund Name	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Borrower Rebates	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Bloomberg U.S. Dollar Bullish Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Chinese Yuan Strategy Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Emerging Currency Strategy Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Emerging Markets Corporate Bond Fund	$9,445	$1,410	n/a	n/a	n/a	-	n/a	$1,410	$8,035
Emerging Markets Local Debt Fund	$98	$26	n/a	n/a	n/a	$(74)	n/a	$(48)	$146
Floating Rate Treasury Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Interest Rate Hedged High Yield Bond Fund	$32,008	$4,782	n/a	n/a	n/a	-	n/a	$4,782	$27,226
Interest Rate Hedged U.S. Aggregate Bond Fund	$1,919	$265	n/a	n/a	n/a	$7	n/a	$272	$1,647
Mortgage Plus Bond Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Yield Enhanced U.S. Aggregate Bond Fund	$12,134	$1,800	n/a	n/a	n/a	-	n/a	$1,800	$10,334
Yield Enhanced U.S. Short-Term Aggregate Bond Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
CBOE S&P 500 PutWrite Strategy Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Managed Futures Strategy Fund(1)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Enhanced Commodity Strategy Fund(1)(2)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-
Alternative Income Fund(1)(3)	$-	$-	n/a	n/a	n/a	-	n/a	$-	$-

(1)	No securities lending activity for the fiscal year ended August 31, 2021.

(2)	For the period December 21, 2020 (commencement of operations) through August 31, 2021.

(3)	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

Distributor. Foreside Fund Services, LLC serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

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The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, other financial intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Funds, other WisdomTree Funds and/or model portfolios that include WisdomTree Funds, including for making Funds available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange traded products, including the Funds, for other activities, such as marketing and educational training or support (such as through conferences, webinars and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels.  Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Information regarding certain Intermediaries receiving such payments can be found by visiting www.wisdomtree.com.

WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

WisdomTree Asset Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Asset Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

Each Sub-Adviser assumes general supervision over placing orders on behalf of each Fund that it sub-advises for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years or fiscal periods ended August 31, 2019, 2020 and 2021.

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Name	Commissions Paid for Fiscal Period Ended August 31, 2021	Commissions Paid for Fiscal Period Ended August 31, 2020	Commissions Paid for Fiscal Period Ended August 31, 2019
Bloomberg U.S. Dollar Bullish Fund	$1,205	$3,170	$340
Chinese Yuan Strategy Fund	$248	$5	-
Emerging Currency Strategy Fund	$40	$33	$40
Emerging Markets Corporate Bond Fund	$3,072	$1,715	$2,188
Emerging Markets Local Debt Fund	-	-	-
Floating Rate Treasury Fund	-	-	-
Interest Rate Hedged High Yield Bond Fund	$15,455	$15,407	$23,098
Interest Rate Hedged U.S. Aggregate Bond Fund	$18,844	$11,099	$9,591
Mortgage Plus Bond Fund	$353	$140(1)	n/a
Yield Enhanced U.S. Aggregate Bond Fund	-	-	-
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	$10	$186	-
CBOE S&P 500 PutWrite Strategy Fund	$8,559	$20,845	$27,068
Managed Futures Strategy Fund	$67,624	$98,888	$126,879
Enhanced Commodity Strategy Fund	$48,287(2)	-	-
Alternative Income Fund	$120(3)	-	-

(1)       For the period November 14, 2019 (commencement of operations) through August 31, 2020.

(2)       For the period December 21, 2020 (commencement of operations) through August 31, 2021.

(3)       For the period May 6, 2021 (commencement of operations) through August 31, 2021.

Affiliated Brokers

During the fiscal year or period ended August 31, 2021, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal period ended August 31, 2021, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of August 31, 2021.

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of August 31, 2021
Bloomberg U.S. Dollar Bullish Fund	None
Chinese Yuan Strategy Fund	Citigroup, Inc.	$12,960,000
Emerging Currency Strategy Fund	Citigroup, Inc.	4,000,000
Emerging Markets Corporate Bond Fund	None
Emerging Markets Local Debt Fund	Citigroup, Inc.	6,860,000
Floating Rate Treasury Fund	None
Interest Rate Hedged High Yield Bond Fund	None
Interest Rate Hedged U.S. Aggregate Bond Fund	Citigroup, Inc.	16,386,265
	Morgan Stanley	1,647,187
	JPMorgan Chase & Co.	1,370,772
	Bank of America Corp.	1,361,287
	Wells Fargo & Co.	1,197,765
	Goldman Sachs Group, Inc. (The)	952,355
	HSBC Securities Inc.	474,944
	Barclays Capital, Inc.	212,306
	UBS AG	114,645
Mortgage Plus Bond Fund	JPMorgan Chase & Co.	1,531,459
	Cantor, Fitzgerald & Co.	224,868
	Goldman Sachs Group, Inc. (The)	14,574

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Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of August 31, 2021
Yield Enhanced U.S. Aggregate Bond Fund	Citigroup, Inc.	152,605,829
	Bank of America Corp.	6,410,377
	JPMorgan Chase & Co.	5,413,529
	Morgan Stanley	5,251,524
	Goldman Sachs Group, Inc. (The)	4,360,222
	Wells Fargo & Co.	4,349,323
	HSBC Securities Inc.	2,570,246
	Barclays Capital, Inc.	2,125,967
	UBS AG	787,994
	Nomura Holdings, Inc.	412,031
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	JPMorgan Chase & Co.	5,775,730
	Wells Fargo & Co.	2,855,607
	Morgan Stanley	2,828,784
	Bank of America Corp.	2,678,741
	Goldman Sachs Group, Inc. (The)	2,007,151
	Citigroup, Inc.	1,968,384
	HSBC Securities Inc.	1,130,174
	Barclays Capital, Inc.	361,764
CBOE S&P 500 PutWrite Strategy Fund	None
Enhanced Commodity Strategy Fund(1)	None
Managed Futures Strategy Fund	None

Alternative Income Fund(2)	Goldman Sachs Group, Inc. (The)	282,431

(1)       The Enhanced Commodity Strategy Fund commenced operations on December 21, 2020.

(2)       The Alternative Income Fund commenced operations on May 6, 2021.

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from a Fund to be taxed as ordinary income which may limit the tax efficiency of such Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

For the most recent fiscal year or period, there was no portfolio turnover rate for each of the Chinese Yuan Strategy Fund and Emerging Currency Strategy Fund since each of these Funds invest in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal periods ended August 31, 2020 and 2021.

Fund	Portfolio Turnover Rate for Fiscal Period Ended August 31, 2021	Portfolio Turnover Rate for Fiscal Period Ended August 31, 2020
Bloomberg U.S. Dollar Bullish Fund	55%	266%
Chinese Yuan Strategy Fund	25%	0%
Emerging Currency Strategy Fund	26%	0%
Emerging Markets Corporate Bond Fund	56%	43%
Emerging Markets Local Debt Fund	31%	29%
Floating Rate Treasury Fund	147%	163%
Interest Rate Hedged High Yield Bond Fund	40%	101%
Interest Rate Hedged U.S. Aggregate Bond Fund(1)	81%	70%
Mortgage Plus Bond Fund(2)	430%	278%
Yield Enhanced U.S. Aggregate Bond(3)	148%	88%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund(4)	224%	106%
CBOE S&P 500 PutWrite Strategy Fund	18%	72%
Enhanced Commodity Strategy Fund(5)	22%	N/A
Managed Futures Strategy Fund	25%	97%
Alternative Income Fund(6)	2%	N/A

(1) The portfolio turnover rate excluding TBA roll transactions for the fiscal years ended August 31, 2021 and August 31, 2020 were 23% and 33%, respectively.

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(2) The portfolio turnover rate excluding TBA roll transactions for the fiscal years ended August 31, 2021 and August 31, 2020 were 47% and 70%, respectively.

(3) The portfolio turnover rate excluding TBA roll transactions for the fiscal years ended August 31, 2021 and August 31, 2020 were 41% and 65%, respectively.

(4) The portfolio turnover rate excluding TBA roll transactions for the fiscal years ended August 31, 2021 and August 31, 2020 were 49% and 46%, respectively.

(5) The Enhanced Commodity Strategy Fund commenced operations on December 19, 2020 and, therefore, did not have a portfolio turnover rate for the fiscal year ended August 31, 2020.

(6) The Alternative Income Fund commenced operations on May 6, 2021 and, therefore, did not have a portfolio turnover rate for the fiscal year ended August 31, 2020.

With respect to the Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund, each Fund’s increase in portfolio turnover rate for the fiscal year ended August 31, 2021 corresponds to changes in each Fund’s respective asset levels during the fiscal year as compared to the prior year. With respect to the Bloomberg U.S. Dollar Bullish Fund, the Fund’s decrease in portfolio turnover rate for the fiscal year ended August 31, 2021 corresponds to a return to normal levels of portfolio turnover. During the fiscal year ended August 31, 2020, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the Bloomberg U.S. Dollar Bullish Fund’s portfolio. As a result, the increase in the Bloomberg U.S. Dollar Bullish Fund’s portfolio turnover rate during the prior fiscal year was primarily driven by the transaction activity of a single security—the WisdomTree Floating Rate Treasury Fund. With respect to the Interest Rate Hedged High Yield Bond Fund, the decrease in portfolio turnover rate was primarily due to the change in investment objective and strategy during the prior year which occurred on June 1, 2020. Other changes in portfolio turnover generally relate to increases or decreases in assets during the respective fiscal year as compared to the prior year.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds”. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds within the Trust vote together as a single class, except that if the matter being voted on affects only a particular Fund, or if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a portfolio of securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Fund or Advisers may permit or require the submission of a basket of securities and other instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit

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Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component that may be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next or otherwise announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s Underlying Index and various factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a (i) “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) DTC Participant. In each case, such entity also must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to State Street and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach State Street and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or State Street to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the second Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus two Business Days (i.e., days on which the NYSE is open) (“T+2”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in

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connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, State Street or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on Authorized Participants purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for each Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Authorized Participants purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will Authorized Participants doing so through the NSCC process. Also, Authorized Participants who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the standard and maximum creation and redemption Transaction Fee for each of the Funds. These fees may be changed by the Trust.

Fund	CU Fee*	Maximum CU Fee
Bloomberg U.S. Dollar Bullish Fund	$200	$800
Chinese Yuan Strategy Fund	$200	$800
Emerging Currency Strategy Fund	$200	$800
Emerging Markets Corporate Bond Fund	$1,000	$4,000
Emerging Markets Local Debt Fund	$1,500	$6,000
Floating Rate Treasury Fund	$100	$400
Interest Rate Hedged High Yield Bond Fund	$400	$1,600
Interest Rate Hedged U.S. Aggregate Bond Fund	$400	$1,600
Mortgage Plus Bond Fund	$750	$3,000
Yield Enhanced U.S. Aggregate Bond Fund	$400	$1,600
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	$200	$800
CBOE S&P 500 PutWrite Strategy Fund	$100	$500
Managed Futures Strategy Fund	$200	$800
Enhanced Commodity Strategy Fund	$200	$800
Alternative Income Fund	$100	$400

*        Each Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the

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execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

Placement of Redemption Orders for Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than instructed, which is typically one day after Transmittal Date (presuming T+2 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by State Street and marked-to-market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

A Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, money market securities or fixed income securities and other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to

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the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+2. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself and/or the convertibility or repatriation of the local proceeds associated therewith), could impede a Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some securities, in certain circumstances.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, promulgated thereunder (“Treasury Regulations”), and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to

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gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income. To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Currency Strategy Fund’s status as a RIC for all years to which the regulations are applicable.

In 2006, the Internal Revenue Service (“IRS”) issued a revenue ruling which concludes that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. In a subsequent revenue ruling the IRS provided that income from certain alternative investments that create commodity exposure, such as certain commodity index-linked or structured notes, may be considered qualifying income under Subchapter M of the Code. The Managed Futures Strategy Fund, however, will invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income.

In addition, a RIC may gain exposure to commodities through investment in a qualified publicly traded partnership, such as an ETF that is classified as a partnership or trust and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes, such as a WisdomTree Subsidiary. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Managed Futures Strategy and Enhanced Commodity Strategy Funds attributable to each Fund’s investment in its WisdomTree Subsidiary is “qualifying income” to such Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies and, as a result, the Managed Futures Strategy and Enhanced Commodity Strategy Funds each expect its “Subpart F” income attributable to its investment in its WisdomTree Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor each of the Managed Futures Strategy and Enhanced Commodity Strategy Funds’ investments in its WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its WisdomTree Subsidiary. Accordingly, the extent to which the Managed Futures Strategy and Enhanced Commodity Strategy Funds invest in commodities or commodity-linked derivatives directly or through its WisdomTree Subsidiary may be limited by the 90% Test, which each Fund must continue to satisfy to maintain its status as a RIC. As such, the Managed Futures Strategy and Enhanced Commodity Strategy Funds might cease to qualify as RICs or could be required to reduce its exposure to such investments which may result in difficulty in implementing each Fund’s respective investment strategies.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and

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accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at the regular 21% corporate rate. If a Fund retains any net capital gain, that gain will be subject to tax at the 21% corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of net short-term capital gains are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

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For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends received by a Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by a Fund from a REIT are generally not treated as qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders. Since each Fund’s income is derived primarily from investments other than stock of corporations, it is not expected that the Funds will distribute dividends eligible for the reduced rates applicable to qualified dividend income.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction, generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends received deduction by a Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. Since each Fund’s income is derived primarily from investments other than stock of corporations, it is not expected that the Funds will distribute dividends eligible for the dividends received deduction for corporations.

Under recently issued final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the net investment income tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

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Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale and short-sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options under Code Section 1256 (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. To the extent a Fund invests in Section 1256 Contracts in a CFC (defined below), the 60% long-term and 40% short-term capital gain or loss character of such investments will not pass through to the Fund and accordingly will not pass through to shareholders of the Fund.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Federal Tax Treatment of PutWrite Fund’s Investments. The Fund may write put options on “broad based” securities indices that are classified as “non-equity options” under section 1256 of the Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option issued by the Fund will be treated as sold for market value on the last day of the Fund’s fiscal year, and gain or loss recognized as a result of such deemed sale will be blended gain or loss; however, there are no assurances that the IRS will agree with the Fund’s position regarding the applicability of the mark-to-market rules to such put options. These rules may operate to accelerate the amount that the Fund must distribute to satisfy its distribution requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus

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taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions.

To the extent the Fund writes options that are not subject to the rules of section 1256 of the Code, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

The trading strategies of the Fund may involve non-equity options on stock indices which may constitute “straddle” transactions. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses.

The Fund may have available a number of elections under the Code concerning the treatment of straddles for tax purposes. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts.

Federal Tax Treatment of Alternative Income Fund’s Investments.

The Alternative Income Fund will invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Alternative Income Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% income test described above if such gains are not directly related to a fund’s business of investing in

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stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

To the extent a Fund invests in forward contracts, a Fund’s forward contracts may qualify as “Section 1256 Contracts” (as defined above) if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 Contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 Contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. Such amounts included in income each year by a Fund will be “qualifying income”, even if not distributed to the Fund, to the extent such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. In order to make the QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which

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may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

The Managed Futures Strategy Fund and the Enhanced Commodity Strategy Fund each intend to invest up to 25% of its assets in its WisdomTree Subsidiary, which is intended to provide such Funds with exposure to the commodity and currency markets within the limitations of the federal tax requirement under Subchapter M of the Code.

Each WisdomTree Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as a WisdomTree Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each WisdomTree Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the WisdomTree Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, each WisdomTree Subsidiary’s securities and commodities trading activities are not expected to constitute a U.S. trade or business. However, if certain of a WisdomTree Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the WisdomTree Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the WisdomTree Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30%, generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. Income subject to such a flat tax includes dividends and certain interest income from U.S. sources.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. The Funds expect that each WisdomTree Subsidiary will be treated as a CFC and that, under the CFC rules, a Fund invested therein will be treated as a “United States shareholder” of the WisdomTree Subsidiary. As a “United States shareholder” of a WisdomTree Subsidiary, each of the Managed Futures Strategy and Enhanced Commodity Strategy Funds will be required to include in its gross income its WisdomTree Subsidiary’s “Subpart F income” (described below) and any global intangible low-taxed income (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year regardless of whether corresponding cash amounts are distributed to the Fund in a given year. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase a Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income. The “Subpart F income” of each Fund attributable to its investment in a CFC is “qualifying income” to such Fund to the extent that such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in a WisdomTree Subsidiary and recognizes “Subpart F” income or GILTI in excess of actual cash distributions from the WisdomTree Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F”

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income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Fund’s recognition of any “Subpart F” income or GILTI from an investment in a WisdomTree Subsidiary will increase the Fund’s tax basis in the WisdomTree Subsidiary. Distributions by a WisdomTree Subsidiary to a Fund, including in redemption of the WisdomTree Subsidiary’s shares, will be tax free, to the extent of the WisdomTree Subsidiary’s previously undistributed “Subpart F” income or GILTI, and will correspondingly reduce the Fund’s tax basis in the WisdomTree Subsidiary, and any distributions in excess of the Fund’s tax basis in the WisdomTree Subsidiary will be treated as realized gain. Any losses with respect to a Fund’s shares of a WisdomTree Subsidiary will not be currently recognized. A Fund’s investment in a WisdomTree Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the WisdomTree Subsidiary’s income. If a net loss is realized by a WisdomTree Subsidiary, such loss is generally not available to offset the income earned by a Fund. In addition, the net losses incurred during a taxable year by a WisdomTree Subsidiary cannot be carried forward by the WisdomTree Subsidiary to offset gains realized by it in subsequent taxable years. A Fund will not receive any credit in respect of any non-U.S. tax borne by a WisdomTree Subsidiary.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) (ii) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (iii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC. Tax -exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any

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income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Units may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section-351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Treasury Regulations. Under Treasury Regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting Treasury Regulations. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

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In calculating a Fund’s NAV, each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of the Funds that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund. In addition, each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.”  An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation).  Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by its index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, particularly for a Fund holding foreign securities or assets, the value of the securities or other assets in such Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell a Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

Each Fixed Income Fund intends to pay out dividends, if any, on a monthly basis but in any event no less frequently than annually. Each Currency Strategy Fund and Alternative Fund (except Alternative Income Fund) intends to pay out dividends, if any, on an annual basis. The Alternative Income Fund intends to pay out dividends if any, on a quarterly basis. Nonetheless, a Fund might not make a dividend payment every month or quarter, as applicable.

Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended August 31, 2021 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP, with offices located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-0831-0222

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